[front cover]


September 30, 2000

AMERICAN CENTURY
Semiannual Report

Value
Equity Income
Small Cap Value
Large Cap Value

                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

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            American Century' s fund performance reports have been  awarded the
Communications Seal from Dalbar Inc., an independent financial services research
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[left margin]

VALUE
(TWVLX)
--------------------------

EQUITY INCOME
(TWEIX)
--------------------------

SMALL CAP VALUE
(ASVIX)
--------------------------

LARGE CAP VALUE
(N/A)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., standing, with  James E. Stowers III]

James E. Stowers, Jr., standing, with  James E. Stowers III

     A steep correction in technology and telecommunications stocks, a steadily broadening stock market, and increasing signs of a slowing economy led to improved returns for value-oriented investors over the six-month period covered in this report. American Century's conservative equity funds provided positive returns in this environment, even as the overall market, measured by the S&P 500 Index, posted negative results.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share chairman of the board responsibilities, and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for Ultra and Veedot Funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                  /s/James E Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Founder and Chairman of the Board         Co-Chairman of the Board

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
EQUITY INCOME
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   14
SMALL CAP VALUE
   Performance Information ................................................   16
   Management Q&A .........................................................   17
   Schedule of Investments ................................................   20
LARGE CAP VALUE
   Performance Information ................................................   22
   Management Q&A .........................................................   23
   Schedule of Investments ................................................   26
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   28
   Statement of Operations ................................................   30
   Statement of Changes
      in Net Assets .......................................................   32
   Notes to Financial
      Statements ..........................................................   34
   Financial Highlights ...................................................   39
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   49
   Background Information
         Portfolio Managers ...............................................   50
   Investment Philosophy
      and Policies ........................................................   50
         Comparative Indices ..............................................   50
   Glossary ...............................................................   51


                                                  www.americancentury.com    1


Report Highlights
--------------------------------------------------------------------------------

Investment terms are defined in the Glossary on pages 51-52.

MARKET PERSPECTIVE

* The six months ended September 2000 saw major shifts in sentiment, as investors concerned about high technology valuations and a slowing economy sought the relative security of Old Economy companies before returning to the tech arena with a new-found sense of discrimination.

* Against a backdrop of volatility driven by uncertainty and persistent inflation concerns, the market appeared to broaden. In a brief respite from the technology run-up, companies with solid fundamentals gained strength, particularly mid-capitalization firms valued at levels investors deemed reasonable.

VALUE

* Value gained 7.01% during the period, outperforming its benchmark, the Lipper Multi-Cap Value Index, which gained 4.70%. The S&P 500 fell 3.60%.

* Banks and financial services firms were Value's strongest contributors to performance, as investors gained confidence that interest rate increases might cease for now. Electrical utility companies also helped performance.

* Value's holdings of telecommunications companies, particularly those in the long-distance industry, detracted from performance. These firms suffered in a highly competitive environment, and were further restrained by the downturn in technology.

EQUITY INCOME

* Equity Income gained 9.60%, beating its benchmark, the Lipper Equity Income Index, which returned 4.73%.

* A diverse group comprised Equity Income's best contributors, including stocks of chemical companies, insurance and financial services firms, banks, and electrical utilities.

* Technology holdings restrained performance, as did those of telecommunications firms struggling with tough competition and the broader technology decline.

SMALL CAP VALUE

* Small Cap Value gained 13.58% during the period, surpassing its benchmark, the S&P SmallCap 600/BARRA Value Index, which returned 9.75%.

* Holdings in energy exploration and production firms, built during an earlier downturn in this industry, provided the largest contribution to the fund's performance during the period. Strength in the utility sector was also beneficial.

* The financial sector also contributed positively to performance, as smaller insurance companies emerged from an unfavorable market perception related to the rising interest-rate environment.

* Select stocks, including those of an engineering software firm and a forest and paper products company, dampened performance.

LARGE CAP VALUE

* Large Cap Value gained 4.14%, exactly matching the return posted by its benchmark, the S&P 500/BARRA Value Index.

* Holdings in several industries contributed to performance, including financial services, property and casualty insurance, defense/aerospace, and pharmaceuticals.

* Holdings in telecommunications companies hurt performance, as such firms suffered from an intensely competitive environment and the downturn in technology.

[left margin]

                                    VALUE(1)
                                    (TWVLX)
       TOTAL RETURNS:                                  AS OF 9/30/00
          6 Months                                        7.01%(2)
          1 Year                                           2.95%
       INCEPTION DATE:                                    9/1/93
       NET ASSETS:                                     $1.6 billion(3)

                                EQUITY INCOME(1)
                                    (TWEIX)
       TOTAL RETURNS:                                  AS OF 9/30/00
          6 Months                                        9.60%(2)
          1 Year                                           6.80%
       INCEPTION DATE:                                    8/1/94
       NET ASSETS:                                    $340.4 million(3)

                               SMALL CAP VALUE(1)
                                    (ASVIX)
       TOTAL RETURNS:                                  AS OF 9/30/00
          6 Months                                       13.58%(2)
          1 Year                                          21.76%
       INCEPTION DATE:                                   7/31/98
       NET ASSETS:                                    $38.7 million(3)

                                LARGE CAP VALUE
                                     (N/A)
       TOTAL RETURNS:                                  AS OF 9/30/00
          6 Months                                        4.14%(2)
          1 Year                                           5.67%
       INCEPTION DATE:                                    7/30/99
       NET ASSETS:                                     $13.2 million

(1)    Investor Class.
(2)    Not annualized.
(3)    Includes Investor, Advisor, and
       Institutional classes.


 2     1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

A RENAISSANCE FOR VALUE STOCKS

     Value stocks rebounded during the six months ended September 30, 2000, proving to be among the market leaders in that timeframe. During the second and third quarters of 2000, the Standard & Poor's 500/BARRA Value Index returned 4.14%, while the S&P 500 fell 3.60%.

SHIFTS AMID QUARTERS

     At the start of the six-month period, the market experienced a shift away from New Economy technology companies. By April 10, a steady drumbeat of Fed interest rate increases, the judgment against Microsoft, and rich valuations across the technology sector propelled investors into other sectors of the market.

     This shift played to value-oriented funds, as Old Economy companies became beacons for defensive-minded investors. Then, late in the second quarter, investors began moving back into technology stocks -- albeit with a greater degree of discrimination -- as concerns about interest rates and inflation began to cool.

VALUE BACK IN VOGUE

     In the third quarter, though, value was back in style. Investors began to doubt the sustainability of earnings implicit in many technology company share prices. Coming off the speculative froth that drove technology shares higher in late 1999 and early 2000, investors paid much closer attention to what they were paying for a company's earnings.

     Looking for alternatives, they found solid fundamentals in three areas that had helped populate the value universe during the tech run-up. First was the utilities sector, offering relative safety, healthy dividends, and the fruits of deregulation. Second was energy, where rising oil and natural gas prices lifted most shares. Finally, the perception that the Fed had, for at least the time being, finished raising rates boosted the previously downtrodden financial sector.

     Overall, mid-capitalization stocks provided the best performance among value companies. During the third quarter, the S&P MidCap 400/BARRA Value Index returned 13.05%, while the S&P 500 lost 0.97%.

OPPORTUNITIES STILL REMAIN

     Many intriguing values still beckon in the aftermath of the narrow market advance we saw in late 1999 and early 2000. The question going forward: Will the market's appetite for reasonably priced stocks continue?

     The value style is a time-tested approach for making money with stocks. If the market continues to reward those companies that are rebounding from temporary difficulties or that have fallen out of favor, it's our goal to be positioned so that fund shareholders fully participate.

[right margin]

"AT THE START OF THE SIX-MONTH PERIOD, THE MARKET EXPERIENCED A SHIFT AWAY FROM NEW ECONOMY TECHNOLOGY COMPANIES."

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

S&P 500/BARRA VALUE                 4.14%
S&P MIDCAP 400/BARRA VALUE         10.04%
S&P SMALLCAP 600/BARRA VALUE        9.75%

Source: Lipper Inc. and Russell/Mellon Analytical

These indices represent the performance of large-, medium-, and small-capitalization value stocks.


MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

[mountain chart data below]

                S&P 500/        S&P 400/         S&P 600/
               BARRA Value     BARRA Value      BARRA Value
3/31/2000        $1.00           $1.00            $1.00
4/30/2000        $0.99           $0.99            $1.01
5/31/2000        $1.00           $1.02            $0.99
6/30/2000        $0.96           $0.97            $1.02
7/31/2000        $0.98           $1.01            $1.04
8/31/2000        $1.04           $1.08            $1.10
9/30/2000        $1.04           $1.10            $1.10

Value on 9/30/00

S&P 500/BARRA VALUE                $1.04
S&P MIDCAP 400/BARRA VALUE         $1.10
S&P SMALLCAP 600/BARRA VALUE       $1.10


                                               www.americancentury.com      3


Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

           INVESTOR CLASS                       ADVISOR CLASS                       INSTITUTIONAL CLASS VALUE
           (INCEPTION 9/1/93)                  (INCEPTION 10/2/96)                  (INCEPTION 7/31/97)

           VALUE   S&P      LIPPER    S&P 500/  VALUE   S&P       LIPPER    S&P 500/  VALUE   S&P     LIPPER    S&P 500/
                   500      MULTI-CAP BARRA             500       MULTI-CAP BARRA             500     MULTI-CAP BARRA
                            VALUE     VALUE                       VALUE     VALUE                     VALUE     VALUE


6 MONTHS(1) 7.01%  -3.60%    4.70%    4.14%     6.69%   -3.60%     4.70%    4.14%     7.11%   -3.60%    4.70%     4.14%
1 YEAR      2.95%  13.28%   10.61%   13.74%     2.72%   13.28%    10.61%   13.74%     3.34%   13.28%   10.61%    13.74%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS     2.74%  16.44%    5.80%   11.31%     2.50%   16.44%     5.80%   11.31%     3.00%   16.44%    5.80%    11.31%
5 YEARS    12.79%  21.69%   13.60%   17.90%       --       --        --       --        --       --       --        --
LIFE
 OF FUND   13.36%  19.64%   13.38%   16.35%    10.07%   22.03%    12.97%  17.71%(2)   4.63%   15.35%    6.30%    11.06%

(1)  Returns for periods less than one year are not annualized.

(2)  Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 49-52 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart - data below]

                  Value        S&P 500       Lipper       S&P 500/
                                            Multi-Cap    BARRA Value
                                           Value Fund
                                              Index.
 9/01/1993       $10,000       $10,000       $10,000       $10,000
 9/30/1993       $10,000        $9,923        $9,993        $9,996
12/31/1993       $10,307       $10,153       $10,207       $10,038
 3/31/1994       $10,083        $9,768        $9,925        $9,710
 6/30/1994       $10,270        $9,809        $9,986        $9,800
 9/30/1994       $10,741       $10,289       $10,419       $10,051
12/31/1994       $10,718       $10,287       $10,217        $9,976
 3/31/1995       $11,953       $11,289       $11,038       $10,937
 6/30/1995       $12,743       $12,367       $11,950       $11,890
 9/30/1995       $13,305       $13,350       $12,868       $12,836
12/31/1995       $14,233       $14,154       $13,385       $13,667
 3/31/1996       $15,295       $14,914       $14,162       $14,540
 6/30/1996       $16,121       $15,584       $14,516       $14,838
 9/30/1996       $16,253       $16,065       $14,944       $15,230
12/31/1996       $17,683       $17,403       $16,195       $16,672
 3/31/1997       $17,745       $17,870       $16,468       $16,967
 6/30/1997       $20,029       $20,992       $18,687       $19,422
 9/30/1997       $22,396       $22,562       $20,553       $21,201
12/31/1997       $22,282       $23,209       $20,553       $21,672
 3/31/1998       $24,833       $26,447       $22,903       $24,175
 6/30/1998       $23,621       $27,320       $22,497       $24,301
 9/30/1998       $21,058       $24,602       $19,078       $21,164
12/31/1998       $23,396       $29,842       $21,895       $24,853
 3/31/1999       $22,383       $31,331       $22,053       $25,561
 6/30/1999       $26,512       $33,543       $24,658       $28,321
 9/30/1999       $23,596       $31,446       $22,007       $25,707
12/31/1999       $23,211       $36,126       $23,195       $28,013
 3/31/2000       $22,701       $36,953       $23,249       $28,078
 6/30/2000       $22,347       $35,970       $23,016       $26,873
 9/30/2000       $24,290       $35,621       $24,342       $29,241

Value on 9/30/00
S&P 500                    $35,621
S&P 500/BARRA Value        $29,241
Lipper Multi-Cap Value     $24,342
Value                      $24,290

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

[bar chart - data below]

                 Value        S&P 500       Lipper Multi-Cap
                                            Value Fund Index
9/30/1993        0.00%        -0.77%           -0.07%
9/30/1994        7.41%         3.69%            4.27%
9/30/1995       23.88%        29.75%           23.51%
9/30/1996       22.15%        20.34%           16.13%
9/30/1997       37.80%        40.44%           37.54%
9/30/1998       -5.98%         9.05%           -7.19%
9/30/1999       12.04%        27.80%           15.36%
9/30/2000        2.95%        13.28%           10.61%

* From 9/1/93 to 9/30/93.


 4     1-800-345-2021


Value--Q&A
--------------------------------------------------------------------------------

[photo of Phil Davidson (left) and Scott Moore]

     An interview with Phil Davidson (left) and Scott Moore, portfolio managers on the Value investment team.

HOW DID VALUE PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     Value was up 7.01%* for the period. Its benchmark, the Lipper Multi-Cap Value Index, gained 4.70% for the six months. The fund's previous benchmark, the S&P 500/BARRA Value Index, rose 4.14% in the same time frame, while the S&P 500 Index, considered to be representative of the broad market declined 3.60%.

WHY WAS THE FUND'S BENCHMARK CHANGED?

     Value's original benchmark, the S&P 500/BARRA Value Index, reflects the performance of S&P 500 stocks that have characteristics associated with value-style securities. But because the index tracks stocks in the S&P 500, it reflects the performance of generally larger companies. In contrast, Value tends to invest across the capitalization spectrum.

     In September 1999, Lipper Inc., the leading mutual fund ranking organization, introduced value-oriented indices based on investment style as well as capitalization. Its new Lipper Multi-Cap Value Index is not restricted by capitalization, and reflects the performance of small-, medium- and large-cap value stocks. In our opinion, it is more representative of Value's portfolio.

WHAT FACTORS CONTRIBUTED TO VALUE'S  PERFORMANCE?

     First and foremost, the market played more to our strength. With the economy appearing to slow after six interest rate increases by the Federal Reserve since mid-1999, investors grew more nervous about corporate earnings, especially for richly valued technology companies and larger multinationals with exposure to a plummeting European currency. Their trepidation seemed justified during the third quarter, when several household-name technology companies and consumer products giants warned of lower-than-expected earnings. The news took money out of growth stocks, as investors sought more reasonably priced companies with predictable earnings prospects -- Value's hunting ground.

     During the past several years, which have been exceedingly frustrating for value-oriented investors, we've detailed our intention to stick closely with our disciplined value approach, despite the temptation to try what was working in the market at the time. Our positive results for this short-term period help illustrate why we refused to budge.

WHICH INDUSTRIES OR STOCKS CONTRIBUTED THE MOST TO RETURNS?

     Banks and financial services firms were among Value's top contributors. The financial sector, which includes banks, brokerages, credit card companies, insurance providers and financial services firms, generally struggled as interest rates rose. However, in the second and third quarters, investors grew increasingly confident that the Fed would not raise rates further and began to look more favorably on bank stocks.

     Although a number of holdings in this group fared well during the period, two firms -- Summit Bancorp and First Virginia Banks, Inc. -- should be noted.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"FIRST AND FOREMOST, THE MARKET PLAYED MORE TO OUR STRENGTH."

PORTFOLIO AT A GLANCE

                                                9/30/00           3/31/00
NO. OF COMPANIES                                  69                60
P/E RATIO                                        17.1              18.6
MEDIAN MARKET                                    $5.68             $2.77
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $20.6            $16.7
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              62%(1)            115%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.00%(3)           1.00%
DIVIDEND YIELD                                   2.57%             2.52%

(1)    Six months ended 9/30/00.
(2)    Year ended 3/31/00.
(3)    Annualized.

Investment terms are defined in the Glossary on pages 51-52.


                                                www.americancentury.com      5


Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     We built a position in each firm on the basis of its sound fundamentals. New Jersey-based Summit, the 25th-largest bank holding company in the United States, struggled moderately with rising rates, but nonetheless held its own via the introduction of new products and some recent acquisitions. Summit's stock was further enhanced by speculation that it would be acquired by FleetBoston Financial -- a deal that was announced the day after the third quarter closed.

     First Virginia is another strong regional bank, with nearly 400 offices serving Virginia, Maryland and Tennessee. This stock has been volatile in recent months, following a sharp selloff that started in late 1999 when rates began rising. First Virginia's low price, combined with its strong underwriting, deposit franchise, and equity capitalization, has led us to maintain our position.

ASIDE FROM BANKS, WERE THERE OTHER HOLDINGS IN THE FINANCIAL SECTOR THAT PERFORMED WELL?

     Yes. We were pleased with our stake in MGIC Investment, a holding company whose primary subsidiary is Mortgage Guaranty Insurance Corporation (MGIC). MGIC is the leading provider of private mortgage insurance. A weak mortgage-origination market and rising rates had weighed on the firm, and it additionally struggled as an Old Economy stock. We were confident in MGIC's fundamental health and bought into its price weakness. MGIC subsequently enjoyed a dramatic recovery -- our shares essentially doubled in value during the period.

WHICH OTHER INDUSTRIES OR STOCKS ADDED TO RETURNS?

     Electric utilities were another bright spot for Value, buoyed by FPL Group, Inc. FPL's principal subsidiary, Florida Power and Light, serves more than seven million customers on the eastern seaboard and in southern Florida. This is a sound, well-managed firm whose balance sheet is one of the industry's strongest. FPL's stock began to rebound in April as investors began exiting technology, and rose again in July when the company announced it would merge with Entergy Corporation to become one of the largest U.S. electric utilities and power producers.

     A second winner in the utility space was another Florida company, Florida Progress Group, which supplies electricity to western and central Florida. This stock began moving up with the industry in general when investors began looking for safer havens in March and April. More recently, Florida Progress Group's shareholders approved a proposed acquisition by Carolina Power and Light in a combination cash-and-stock deal, to which investors responded quite positively.

     Incidentally, we don't specifically hunt for companies "in play." The same characteristics that make a company attractive to us as a potential portfolio candidate -- a sound balance sheet, a strong underlying business, and a low price relative to its fair market value -- are also attractive to companies shopping for acquisition candidates. This was the case in the examples we mentioned.

WHICH SECTORS OR STOCKS WERE  DISAPPOINTING?

     Value's positions in telecommunications companies (mainly on the long-distance side of the industry) detracted the most from performance. A highly competitive environment, as well as "guilt by association" during the recent downturn in technology-oriented companies, have pressured telecom firms. Our greatest detractor in this group was Sprint Corp., a provider of local tele-

[right margin]
TOP TEN HOLDINGS
                                                   % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            9/30/00             3/31/00
SUMMIT BANCORP.                              4.7%                4.2%
FIRST VIRGINIA
     BANKS, INC.                             4.2%                4.4%
MINNESOTA MINING &
     MANUFACTURING CO.                       4.2%                4.3%
VERIZON
     COMMUNICATIONS(1)                       4.1%                4.3%
CHEVRON CORP.                                4.0%                3.3%
SPRINT CORP.                                 3.2%                1.3%
FPL GROUP, INC.                              3.0%                4.7%
AGL RESOURCES INC.                           2.5%                3.1%
FLORIDA PROGRESS CORP.                       2.2%                1.7%
USA EDUCATION INC.                           1.9%                 --

(1) Bell Atlantic Corp. acquired GTE Corp. on 7/3/00. On that date, Bell Atlantic changed its name to Verizon Communications. The percentage as of 3/31/00 represents GTE Corp. shares owned by the fund.

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            9/30/00            3/31/00
CHEMICALS                                    9.0%                5.3%
BANKS                                        8.9%               10.6%
TELEPHONE                                    8.1%                7.1%
ELECTRICAL UTILITIES                         7.7%                8.1%
ENERGY RESERVES
     & PRODUCTION                            5.3%                9.1%


 6         1-800-345-2021


Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

phone and long-distance services. Sprint agreed in October 1999 to be acquired by WorldCom, Inc., a deal we thought would enhance both firms. However, in June, regulators blocked the deal on the belief that the combined company would have unfair market advantages and reduce competition. This decision, along with slowing growth in Sprint's core long-distance business and increased dilution of the company's shares to fund new growth initiatives, resulted in poor performance. Looking longer term, we believe that Sprint's strategically well positioned assets and solid financial position, coupled with the industry's excellent growth prospects, bode well for the firm. We are holding this position.

     Large-cap technology firms also struggled as a group during the six months. Value was underweight in technology companies because their valuations usually fall outside of our price-driven parameters. Unfortunately, the few large technology firms we held were liabilities. Our worst tech disappointment was Xerox, which has suffered sharp earnings disappointments following a difficult realignment of its sales force and slow sales of its higher-end products. In addition, the company recently came under investigation by the Securities and Exchange Commission regarding accounting issues in its Mexican operations. That was enough for us -- we sold our entire position at prices significantly higher than where the stock is now.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE LAST REPORT?

     We substantially reduced our exposure to the food and beverage group, from 7.45% of investments at the start of the period to less than 3% at its close, as several key holdings reached what we perceived to be fair market value. We also trimmed our stake in several medical providers, including HCA -- The Healtcare Co., which was a top contributor to performance. Finally, based on our belief that prices for oil and gas have plateaued, we moved out of Baker Hughes.

     On the buy side, we added to our stake in transportation with the purchase of Union Pacific Railroad (UNP). Its stock has been hurt by rising oil prices -- fuel is a major cost for UNP -- and by its 1999 acquisition of Southern Pacific Railroad (SPR), which resulted in serious operating problems. The company has now completed integration of SPR, and we're optimistic that any move in oil prices to a more normal range will increase margins. We also built an overweight position in several high-quality specialty chemical companies, including Praxair and Air Products and Chemicals, as fundamentals continued to improve for these companies.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING?

     We're optimistic. As we stated earlier, it's too soon to know if what we're seeing is a true and sustainable rotation. In the meantime, we remain committed to our discipline of buying undervalued, leading businesses that have transitory issues affecting the price of their stocks. In recent months, broad market factors, rather than company-specific issues, have further depressed prices, so we are finding an abundance of compelling stocks that meet our investment criteria. We believe that these stocks offer investors good opportunities for handsome, risk-adjusted returns at reasonable prices.

[right margin]

"...WE REMAIN COMMITTED TO OUR DISCIPLINE OF BUYING UNDERVALUED, LEADING BUSINESSES THAT HAVE TRANSITORY ISSUES AFFECTING THE PRICE OF THEIR STOCKS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                      AS OF SEPTEMBER 30, 2000
= COMMON STOCKS AND FUTURES                                     95.3%
= TEMPORARY CASH INVESTMENTS                                     4.7%

[pie chart]

                                                          AS OF MARCH 31, 2000
= COMMON STOCKS AND FUTURES                                     97.3%
= TEMPORARY CASH INVESTMENTS                                     2.7%

[pie chart]


                                                www.americancentury.com      7


Value--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.3%

BANKS -- 8.9%
                1,545,350  First Virginia Banks, Inc.                 $ 65,870,544
                2,110,600  Summit Bancorp.                              72,815,699
                                                                  -------------------
                                                                       138,686,243
                                                                  -------------------
CHEMICALS -- 9.0%
                  600,000  Air Products & Chemicals, Inc.               21,600,000
                  722,700  Minnesota Mining & Manufacturing Co.         65,856,037
                  832,000  Praxair, Inc.                                31,096,000
                  725,200  Rohm and Haas Co.                            21,076,125
                                                                  -------------------
                                                                       139,628,162
                                                                  -------------------
COMPUTER HARDWARE
& BUSINESS MACHINES -- 1.2%
                  470,000  Pitney Bowes, Inc.                           18,535,625
                                                                  -------------------
COMPUTER SOFTWARE -- 2.8%
                  600,000  Autodesk, Inc.                               15,206,250
                  822,600  Computer Associates International, Inc.      20,719,237
                  210,000  Synopsys, Inc.(1)                             7,947,188
                                                                  -------------------
                                                                        43,872,675
                                                                  -------------------
CONSTRUCTION & REAL PROPERTY -- 0.9%
                  159,100  Fluor Corp.                                   4,773,000
                  500,000  Masco Corp.                                   9,312,500
                                                                  -------------------
                                                                        14,085,500
                                                                  -------------------
DEFENSE/AEROSPACE -- 2.4%
                  803,700  Honeywell Inc.                               28,631,813
                  270,100  Lockheed Martin Corp.                         8,902,496
                                                                  -------------------
                                                                        37,534,309
                                                                  -------------------
DEPARTMENT STORES -- 1.0%
                  148,700  Family Dollar Stores, Inc.                    2,862,475
                  487,900  Federated Department Stores, Inc.(1)         12,746,388
                                                                  -------------------
                                                                        15,608,863
                                                                  -------------------
DRUGS -- 1.0%
                  263,500  Bristol-Myers Squibb Co.                     15,052,438
                                                                  -------------------
ELECTRICAL EQUIPMENT -- 0.3%
                   91,300  Litton Industries, Inc.(1)                    4,079,969
                                                                  -------------------
ELECTRICAL UTILITY -- 7.7%
                  650,000  Florida Progress Corp.                        34,409,375
                  710,900  FPL Group, Inc.                               46,741,674
                1,055,100  Niagara Mohawk Holdings Inc.(1)               16,617,825
                1,060,600  Wisconsin Energy Corp.                        21,145,713
                                                                  -------------------
                                                                        118,914,587
                                                                  -------------------
ENERGY RESERVES & PRODUCTION -- 5.3%
                  349,400  Burlington Resources, Inc.                    12,862,288
                  719,100  Chevron Corp.                                 61,303,274
                  114,800  Murphy Oil Corp.                               7,440,475
                                                                  -------------------
                                                                         81,606,037
                                                                  -------------------

Shares                                                         Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.1%
                  350,000  MGIC Investment Corp.                      $  21,393,749
                  173,000  Student Loan Corp. (The)                       8,444,563
                  702,600  USA Education Inc.                            33,856,537
                                                                  -------------------
                                                                         63,694,849
                                                                  -------------------
FOOD & BEVERAGE -- 2.9%
                1,300,070  Archer-Daniels-Midland Co.                    11,213,104
                  229,200  General Mills, Inc.                            8,136,600
                  179,500  Lance, Inc.                                    1,741,711
                2,340,000  Tyson Foods, Inc. Cl A                        23,400,000
                                                                  -------------------
                                                                         44,491,415
                                                                  -------------------
FOREST PRODUCTS & PAPER -- 1.8%
                  700,000  Bemis Co.                                     22,487,500
                  330,000  Sonoco Products Co.                            5,960,625
                                                                  -------------------
                                                                         28,448,125
                                                                  -------------------
GAS & WATER UTILITIES -- 4.1%
                1,943,200  AGL Resources Inc.(2)                         38,985,450
                  918,300  Washington Gas Light Co.                      24,679,313
                                                                  -------------------
                                                                         63,664,763
                                                                  -------------------
GROCERY STORES -- 0.4%
                  274,100  Albertson's Inc.                               5,756,100
                                                                  -------------------
HEAVY ELECTRICAL EQUIPMENT -- 3.3%
                  770,000  Cooper Industries, Inc.                       27,142,500
                  369,500  Emerson Electric Co.                          24,756,500
                                                                  -------------------
                                                                         51,899,000
                                                                  -------------------
HEAVY MACHINERY -- 1.1%
                  510,900  Deere & Co.                                   16,987,425
                                                                  -------------------
HOME PRODUCTS -- 2.0%
                  387,600  Clorox Company                                15,334,425
                  670,000  Newell Co.                                    15,284,375
                                                                  -------------------
                                                                         30,618,800
                                                                  -------------------
INDUSTRIAL PARTS -- 2.1%
                  637,200  Flowserve Corp.                               10,473,975
                  214,500  Tecumseh Products Cl A                         8,988,891
                  515,000  York International Corp.                      12,810,625
                                                                  -------------------
                                                                         32,273,491
                                                                  -------------------
INDUSTRIAL SERVICES -- 1.8%
                  620,000  XTRA Corp.(1)(2)                              27,551,250
                                                                  -------------------
INFORMATION SERVICES -- 3.2%
                  387,800  Computer Sciences Corp.(1)                    28,794,150
                  450,000  Electronic Data Systems Corp.                 18,675,000
                   55,300  First Data Corp.                               2,160,156
                                                                  -------------------
                                                                         49,629,306
                                                                  -------------------
LEISURE -- 1.6%
                  120,000  Eastman Kodak Co.                              4,905,000
                1,239,600  GTECH Holdings Corp.(1)                       20,530,875
                                                                  -------------------
                                                                         25,435,875
                                                                  -------------------


 8         1-800-345-2021                     See Notes to Financial Statements


Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 0.7%
                  400,000  MetLife, Inc.(1)                           $  10,475,000
                                                                  -------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.3%
                  449,700  Becton Dickinson & Co.                        11,888,944
                  372,400  Sybron International Corp.(1)                  8,937,600
                                                                  -------------------
                                                                         20,826,544
                                                                  -------------------
MEDICAL PROVIDERS & SERVICES -- 0.8%
                  293,000  HCA - The Healthcare Co.                      10,877,625
                  244,500  LabOne, Inc.(2)                                2,177,578
                                                                  -------------------
                                                                         13,055,203
                                                                  -------------------
MOTOR VEHICLES & PARTS -- 1.3%
                  649,600  Superior Industries International, Inc.(2)    19,488,000
                                                                  -------------------
OIL SERVICES -- 1.9%
                  481,400  Royal Dutch Petroleum Co.
                              New York Shares                            28,853,913
                                                                  -------------------
PROPERTY & CASUALTY INSURANCE -- 3.2%
                  400,000  Argonaut Group, Inc.                           7,087,500
                  340,000  Chubb Corp.                                   26,902,500
                  916,400  Horace Mann Educators Corp.                   15,006,050
                                                                  -------------------
                                                                         48,996,050
                                                                  -------------------
PUBLISHING -- 0.7%
                  415,700  Banta Corp.                                   10,132,688
                                                                  -------------------
RAILROADS -- 1.0%
                  402,100  Union Pacific Corp.                           15,631,638
                                                                  -------------------
RESTAURANTS -- 0.9%
                  711,100  Wendy's International, Inc.                   14,266,444
                                                                  -------------------
TELEPHONE -- 8.1%
                  307,800  BellSouth Corp.                               12,388,950
                1,708,600  Sprint Corp.                                  50,083,337
                1,307,060  Verizon Communications                        63,310,718
                                                                  -------------------
                                                                        125,783,005
                                                                  -------------------
TOBACCO -- 1.5%
                1,036,400  UST Inc.                                      23,707,650
                                                                  -------------------
TRUCKING, SHIPPING & AIR FREIGHT(3)
                   23,300  Swift Transportation Co. Inc.(1)                 303,628
                                                                  -------------------
TOTAL COMMON STOCKS                                                    1,399,574,570
                                                                  -------------------
   (Cost $1,391,696,363)

Principal Amount                                               Value
-------------------------------------------------------------------------------
===============================================================================

 TEMPORARY CASH INVESTMENTS* -- 9.7%
       $50,000,000 FNMA Discount Notes,
          6.41%, 10/25/00(4)                                          $  49,793,600
       Repurchase Agreements, Deutsche Bank,
          (U.S. Treasury obligations), in a joint trading
          account at  6.44%, dated 9/29/00,
          due 10/2/00 (Delivery value $23,412,558)                       23,400,000
       Repurchase Agreements, State Street Boston
          Corp., (U.S. Treasury obligations), in a joint
          trading account at  6.45%, dated 9/29/00,
          due 10/2/00 (Delivery value $77,941,871)                       77,900,000
                                                                  -------------------
TOTAL TEMPORARY CASH INVESTMENTS                                        151,093,600
                                                                  -------------------
   (Cost $151,086,333)
TOTAL INVESTMENT SECURITIES -- 100.0%                                $1,550,668,170
                                                                  ===================
   (Cost $1,542,782,696)

 FUTURES CONTRACTS
                            Expiration          Underlying Face            Unrealized
      Purchased               Date             Amount at Value               Loss
---------------------------------------------------------------------------------------------
     212 S&P 500            December
       Futures                2000               $77,062,000             $(2,872,496)
                                             ================================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 4.7%.

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2000.

(3) Industry is less than 0.05% of total investment securities.

(4) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com     9


Equity Income--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                 INVESTOR CLASS                       ADVISOR CLASS                         INSTITUTIONAL CLASS
                 (INCEPTION 8/1/94)                  (INCEPTION 3/7/97)                     (INCEPTION 7/8/98)

                 EQUITY     S&P        LIPPER         EQUITY     S&P        LIPPER          EQUITY     S&P        LIPPER
                 INCOME     500        EQUITY INCOME  INCOME     500        EQUITY INCOME   INCOME     500        EQUITY INCOME
                                       FUND INDEX                           FUND INDEX                            FUND INDEX
6 MONTHS*        9.60%    -3.60%       4.73%          9.46%      -3.60%     4.73%           9.89%      -3.60%     4.73%
1 YEAR           6.80%    13.28%       8.10%          6.51%      13.28%     8.10%           7.18%      13.28%     8.10%
===============================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          8.00%    16.44%       7.47%          7.71%      16.44%     7.47%             --          --        --
5 YEARS         15.39%    21.69%      13.82%            --          --       --               --          --        --
LIFE OF FUND    16.22%    22.61%      14.70%         12.16%      19.57%    10.99%           6.98%      11.55%     4.01%

* Returns for periods less than one year are not annualized.

See pages 49-52 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart - data below]

                Equity            S&P       Lipper Equity
                Income            500      Income Fund Index
 8/01/1994      $10,000         $10,000         $10,000
 9/30/1994      $10,248         $10,489         $10,423
12/31/1994      $10,051         $10,487         $10,166
 3/31/1995      $11,067         $11,508         $10,932
 6/30/1995      $11,807         $12,607         $11,690
 9/30/1995      $12,345         $13,610         $12,536
12/31/1995      $13,029         $14,429         $13,197
 3/31/1996      $13,910         $15,204         $13,768
 6/30/1996      $14,555         $15,886         $14,120
 9/30/1996      $14,925         $16,377         $14,481
12/31/1996      $16,067         $17,742         $15,569
 3/31/1997      $16,168         $18,217         $15,833
 6/30/1997      $18,336         $21,400         $17,894
 9/30/1997      $20,050         $23,000         $19,297
12/31/1997      $20,606         $23,660         $19,799
 3/31/1998      $22,277         $26,961         $21,802
 6/30/1998      $21,740         $27,851         $21,698
 9/30/1998      $20,386         $25,080         $19,545
12/31/1998      $23,278         $30,421         $22,131
 3/31/1999      $22,180         $31,940         $22,151
 6/30/1999      $25,149         $34,194         $24,129
 9/30/1999      $23,646         $32,057         $22,158
12/31/1999      $23,239         $36,827         $23,057
 3/31/2000      $23,041         $37,671         $22,871
 6/30/2000      $23,286         $36,669         $22,543
 9/30/2000      $25,255         $36,313         $23,950

Value on 9/30/00
S&P 500                    $36,313
Equity Income              $25,255
Lipper Equity Income       $23,950

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 Index and the Lipper Equity Income Fund Index are provided for comparison. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

[bar chart - data below]

             Equity Income         Lipper Equity Income Fund Index
9/30/1994        2.48%                           1.37%
9/30/1995       20.48%                          20.28%
9/30/1996       20.89%                          15.44%
9/30/1997       34.35%                          33.71%
9/30/1998        1.67%                           1.29%
9/30/1999       15.98%                          13.36%
9/30/2000        6.80%                           8.10%

* From 8/1/94 to 9/30/94.


10      1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------

     An interview with Phil Davidson and Scott Moore, portfolio managers on the Equity Income investment team. A photo of Phil and Scott appears on page 5.

HOW DID EQUITY INCOME PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     Equity Income gained 9.60%* for the six months ended September 30, 2000, a significantly higher gain than the 4.73% increase posted by its benchmark, the Lipper Equity Income Index. In contrast, the S&P 500 Index declined 3.60% over the same period.

     The third quarter of 2000 was particularly rewarding for the fund: It gained 8.45% from July through September. Taking a longer view, Equity Income's average annual return of 15.39% for the past five years compares favorably against the 13.56% average annual return for the average equity income fund tracked by Lipper Inc.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

     Significantly, the market played more to our strength. With the economy appearing to slow after six interest rate increases by the Federal Reserve since mid-1999, investors became nervous about corporate earnings, particularly for technology companies and multinational firms with exposure to a plummeting European currency. Investors' trepidation seemed justified during the third quarter, when several technology companies and consumer products giants warned of lower-than-expected earnings. The news drove money out of growth stocks as investors sought more reasonably priced companies with predictable earnings prospects -- Equity Income's hunting ground.

     Over the past several years, which have been exceedingly frustrating for value-oriented investors, we detailed our intention to stick closely with our disciplined value approach, despite the temptation to try what was "working" in the market at the time. Our positive results for this short-term period help illustrate why we refused to budge.

WHAT STOCKS OR SECTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

     Specialty chemical company Bush Boake Allen was Equity Income's top contributor to performance. Bush Boake is a global producer of flavor, fragrance, and aroma chemicals used in consumer products. We bought the stock due to BBA's strong fundamentals and reasonable valuation. In April, International Paper put up for sale its nearly 70% ownership in the company to fund an acquisition in its core paper business. Industry leader International Flavors and Fragrances announced in early September that it would buy Bush Boake Allen. We sold the stock at a gain to the fund.

     Another top pick was insurance and financial services firm MetLife. We bought MetLife's convertible preferred stock in the spring on the company's initial public offering. MetLife's new status was well received, and we sold our position at a significant gain.

     Our bank stocks were also strong contributors. The improving interest rate environment benefited most financial stocks, particularly banks. Summit Bancorp, our second-largest contributor to performance, is an excellent example. We liked Summit's dominant market share and quality balance sheet. The company's fundamentals remained solid

[right margin]

"EQUITY INCOME'S AVERAGE ANNUAL RETURN OF 15.39%
FOR THE PAST FIVE YEARS COMPARES FAVORABLY AGAINST THE 13.56% AVERAGE ANNUAL RETURN FOR THE AVERAGE EQUITY INCOME FUND TRACKED BY LIPPER INC."

PORTFOLIO AT A GLANCE
                                                 9/30/00           3/31/00
NO. OF COMPANIES                                  54                58
P/E RATIO                                        15.2              16.1
MEDIAN MARKET                                    $2.12             $1.87
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $16.4             $11.2
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              87%(1)            141%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.00%(3)            1.00%
DIVIDEND YIELD                                   3.49%             3.46%

(1)    Six months ended 9/30/00.

(2)    Year ended 3/31/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 51-52.

* All fund returns referenced in this interview are for Investor Class shares.


                                               www.americancentury.com      11


Equity Income--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

during the previous two quarters despite industry pressure, and its stock price was further lifted by speculation that it would be acquired by FleetBoston Financial, a deal that was announced the day after the third quarter.

WERE THERE OTHER HOLDINGS THAT  CONTRIBUTED SIGNIFICANTLY?

     Our holdings in electric utilities are an example of the virtue of patience. This was another classic value group that was passed over during the tech rally, but it recovered when investors rediscovered the industry's dependable earnings, attractive yields and consistent growth opportunities. FPL Group is benefiting from strong customer growth and rising per-customer usage, and has exceeded earnings expectations over the past few quarters. Additionally, the announcement in July that FPL would merge sometime next year with Entergy Corporation to form one of the largest utility companies in the country was received favorably by the market and the stock appreciated substantially.

     UST Inc., the dominant player in the smokeless tobacco market, was also a positive contributor. In early 2000, we took advantage of depressed prices and bought the stock when we felt it was unfairly punished over an antitrust ruling. The stock recovered, and speculation that UST may be a takeover candidate further boosted its value.

WHAT STOCKS OR SECTORS DETRACTED FROM EQUITY INCOME'S PERFORMANCE?

     We could not completely dodge the technology sector's broad decline, although strong stock selection and our underweight position helped mitigate the impact. Xerox was one holding that detracted from performance. We cut our losses and sold the position before the stock's value further declined when the company unexpectedly announced that third-quarter sales would come in below expectations.

     Equity Income's position in telecommunications companies (mainly on the long-distance side of the industry) also detracted from performance. A highly competitive environment, as well as "guilt by association" during the recent downturn in technology-oriented companies, have pressured telecom firms. Our greatest detractor in this group was Sprint Corp., a provider of local telephone and long-distance services. Sprint agreed in October 1999 to be acquired by WorldCom -- a deal we thought would enhance both firms. However, in June, regulators blocked the deal on the belief that the combined company would have unfair market advantages and reduce competition. This decision, along with slowing growth in Sprint's core long- distance businesses and increased dilution of the company's shares to fund new growth initiatives, resulted in poor performance. Looking longer term, we believe that Sprint's strategically well positioned assets and solid financial position, coupled with the industry's excellent growth prospects, bode well for the firm. We are holding this position.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SIX MONTHS?

     We reduced our exposure to the food and beverage industry. We see less investment opportunity in this area, but will continue to hold names we believe can withstand the difficult competitive environment. We also trimmed our stake in the bank industry due to the outperformance of the group.

[left margin]

TOP TEN HOLDINGS
                                                   % OF FUND INVESTMENTS

                                             AS OF               AS OF
                                            9/30/00             3/31/00

SUMMIT BANCORP.                              4.7%                3.6%
UNION PACIFIC CAPITAL
     TRUST, 6.25%,
     4/1/28 (CON. PREF.)                     4.5%                1.8%
FIRST VIRGINIA
     BANKS, INC.                             4.3%                4.4%
MINNESOTA MINING &
     MANUFACTURING CO.                       4.2%                4.6%
CHEVRON CORP.                                4.0%                2.8%
VERIZON
     COMMUNICATIONS(1)                       3.9%                1.4%
STUDENT LOAN
     CORP. (THE)                             3.7%                3.1%
FLORIDA PROGRESS CORP.                       3.5%                0.9%
WASHINGTON GAS
     LIGHT CO.                               3.5%                3.1%
NATIONAL PRESTO
     INDUSTRIES, INC.                        3.0%                3.5%

(1) Bell Atlantic Corp. acquired GTE Corp. on 7/3/00. On that date, Bell Atlantic changed its name to Verizon Communications. The percentage as of 3/31/00 represents GTE Corp. shares owned by the fund.

TOP FIVE INDUSTRIES
                                                 % OF FUND INVESTMENTS
                                              AS OF             AS OF
                                             9/30/00           3/31/00
BANKS                                        10.1%              10.7%
GAS & WATER UTILITIES                         8.2%              12.4%
ELECTRICAL UTILITIES                          8.1%               5.7%
CHEMICALS                                     7.9%               8.9%
TELEPHONE                                     6.4%               2.1%


 12      1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WHAT ARE ATTRACTIVE AREAS GOING FORWARD?

     Information Services is an industry that has served us well and one in which we see many attractive investments. Many investors discarded these stocks during the first quarter after the group in general completed one-time-only business related to Y2K. In our case, we believe our holdings in this area will continue to contribute to performance as industry leaders, such as Computer Sciences, benefit from the worldwide trend of outsourcing information technology services.

     We also increased our weighting in railroads, including Union Pacific, believing the industry -- and this company especially -- has worked through operational issues arising from merger activity and is now in a position to regain market share lost to truckers. These companies would also benefit from declining fuel costs. This convertible preferred is an attractive vehicle for this fund.

WHAT IS YOUR OUTLOOK FOR THE MARKET  AND THE FUND?

     We are optimistic. Although it's too soon to know if the resurgence we're seeing in value-oriented investing is sustainable, we remain committed to our disciplined investment strategy. We continue to search for undervalued businesses that have temporary problems affecting their stock price. The good news is that we are finding a wealth of compelling stocks that meet our investment criteria. We believe that these companies offer investors good opportunities for handsome, risk- adjusted returns at reasonable prices.

[right margin]

"THE GOOD NEWS IS THAT WE ARE FINDING A WEALTH OF COMPELLING STOCKS THAT MEET OUR INVESTMENT CRITERIA."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                      AS OF SEPTEMBER 30, 2000

= COMMON STOCKS AND FUTURES                                     83.3%
= CONVERTIBLE PREFERRED STOCKS                                  10.3%
= CONVERTIBLE BONDS                                              4.2%
= TEMPORARY CASH INVESTMENTS                                     2.2%

[pie chart]

                                                          AS OF MARCH 31, 2000

= COMMON STOCKS AND FUTURES                                     82.5%
= CONVERTIBLE PREFERRED STOCKS                                   5.8%
= CONVERTIBLE BONDS                                              8.5%
= TEMPORARY CASH INVESTMENTS                                     3.2%

[pie chart]


                                               www.americancentury.com      13


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS -- 77.9%

APPAREL & TEXTILES -- 0.6%
                  119,800  Kellwood Co.                                $  2,186,350
                                                                  -------------------
BANKS -- 10.1%
                  113,150  Commerce Bancshares, Inc.                      4,161,798
                  340,000  First Virginia Banks, Inc.                    14,492,500
                  459,600  Summit Bancorp.                               15,856,200
                                                                  -------------------
                                                                         34,510,498
                                                                  -------------------
CHEMICALS -- 7.9%
                  125,100  Air Products & Chemicals, Inc.                 4,503,600
                  157,400  Minnesota Mining & Manufacturing Co.          14,343,076
                   92,400  Praxair, Inc.                                  3,453,450
                  155,400  Rohm and Haas Co.                              4,516,313
                                                                  -------------------
                                                                         26,816,439
                                                                  -------------------
COMPUTER HARDWARE
& BUSINESS MACHINES -- 1.1%
                   92,000  Pitney Bowes, Inc.                             3,628,250
                                                                  -------------------
COMPUTER SOFTWARE -- 0.7%
                  100,000  Autodesk, Inc.                                 2,534,375
                                                                  -------------------
CONSTRUCTION & REAL PROPERTY -- 0.5%
                   56,000  Fluor Corp.                                    1,680,000
                                                                  -------------------
CONSUMER DURABLES -- 3.1%
                   15,300  HON INDUSTRIES Inc.                              376,763
                  343,800  National Presto Industries, Inc.(1)           10,292,512
                                                                  -------------------
                                                                         10,669,275
                                                                  -------------------
DEFENSE/AEROSPACE -- 1.5%
                  140,000  Honeywell Inc.                                 4,987,500
                                                                  -------------------
DEPARTMENT STORES -- 0.2%
                   32,400  Family Dollar Stores, Inc.                       623,700
                                                                  -------------------
DRUGS -- 0.7%
                   40,000  Bristol-Myers Squibb Co.                       2,285,000
                                                                  -------------------
ELECTRICAL UTILITY -- 8.1%
                  224,800  Florida Progress Corp.                        11,900,350
                  103,200  FPL Group, Inc.                                6,785,400
                  443,500  Wisconsin Energy Corp.                         8,842,281
                                                                  -------------------
                                                                         27,528,031
                                                                  -------------------
ENERGY RESERVES & PRODUCTION -- 5.4%
                  160,500  Chevron Corp.                                 13,682,625
                   78,000  Royal Dutch Petroleum Co.
                              New York Shares                             4,675,125
                                                                  -------------------
                                                                         18,357,750
                                                                  -------------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.5%
                   65,000  Manufactured Home Communities, Inc.            1,625,000
                                                                  -------------------

Shares                                                         Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 3.7%
                  256,600  Student Loan Corp. (The)                   $  12,525,288
                                                                  -------------------
FOOD & BEVERAGE -- 2.3%
                   75,800  General Mills, Inc.                            2,690,900
                  534,900  Lance, Inc.                                    5,190,202
                                                                  -------------------
                                                                          7,881,102
                                                                  -------------------
FOREST PRODUCTS & PAPER -- 1.3%
                  140,000  Bemis Co.                                      4,497,500
                                                                  -------------------
GAS & WATER UTILITIES -- 8.2%
                  319,000  AGL Resources Inc.                             6,399,938
                  336,200  Northwest Natural Gas Co.                      7,648,550
                   62,000  Piedmont Natural Gas Co., Inc.                 1,898,750
                  440,000  Washington Gas Light Co.                      11,824,999
                                                                  -------------------
                                                                         27,772,237
                                                                  -------------------
GROCERY STORES -- 0.4%
                   38,400  Weis Markets, Inc.                             1,524,000
                                                                  -------------------
HEAVY ELECTRICAL EQUIPMENT -- 3.4%
                  191,700  Cooper Industries, Inc.                        6,757,425
                   70,000  Emerson Electric Co.                           4,690,000
                                                                  -------------------
                                                                         11,447,425
                                                                  -------------------
HEAVY MACHINERY -- 1.1%
                  110,300  Deere & Co.                                    3,667,475
                                                                  -------------------
HOME PRODUCTS -- 0.7%
                  116,400  WD-40 Co.                                      2,480,775
                                                                  -------------------
INDUSTRIAL PARTS -- 2.1%
                  239,100  Pall Corp.                                     4,767,056
                  101,100  York International Corp.                       2,514,863
                                                                  -------------------
                                                                          7,281,919
                                                                  -------------------
INDUSTRIAL SERVICES -- 1.4%
                  108,600  XTRA Corp.(2)                                  4,825,913
                                                                  -------------------
INFORMATION SERVICES -- 0.8%
                   66,900  Electronic Data Systems Corp.                  2,776,350
                                                                  -------------------
LEISURE -- 0.7%
                  121,700  Russ Berrie and Co., Inc.                      2,403,575
                                                                  -------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.8%
                   97,700  Becton Dickinson & Co.                         2,582,944
                                                                  -------------------
PROPERTY & CASUALTY INSURANCE -- 1.3%
                  185,900  CNA Surety Corp.                               2,137,850
                  150,000  Horace Mann Educators Corp.                    2,456,250
                                                                  -------------------
                                                                          4,594,100
                                                                  -------------------
TELEPHONE -- 6.4%
                  290,800  Sprint Corp.                                   8,524,075
                  273,792  Verizon Communications                        13,261,800
                                                                  -------------------
                                                                         21,785,875
                                                                  -------------------


 14          1-800-345-2021                 See Notes to Financial Statements


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

Shares/Principal Amount                                         Value
--------------------------------------------------------------------------------

THRIFTS -- 1.1%
                  166,300  Washington Federal, Inc.                    $  3,788,522
                                                                  -------------------
TOBACCO -- 1.8%
                  261,200  UST Inc.                                       5,974,950
                                                                  -------------------
TOTAL COMMON STOCKS                                                     265,242,118
                                                                  -------------------
   (Cost $260,247,004)

 CONVERTIBLE PREFERRED STOCKS -- 10.3%

FOREST PRODUCTS & PAPER -- 0.5%
                   46,100  International Paper Co.,
                              5.25%, 7/20/25                              1,802,222
                                                                  -------------------
HOME PRODUCTS -- 2.8%
                  260,400  Newell Financial Trust,
                              5.25%, 12/1/27                              9,569,700
                                                                  -------------------
RAILROADS -- 4.6%
                  381,200  Union Pacific Capital Trust,
                              6.25%, 4/1/28                              15,390,950
                                                                  -------------------
RESTAURANTS -- 2.4%
                  172,900  Wendy's International Inc.,
                              Series A, 5.00%, 9/15/26                    8,212,750
                                                                  -------------------
TOTAL CONVERTIBLE  PREFERRED STOCKS                                      34,975,622
                                                                  -------------------
   (Cost $35,746,177)

 CONVERTIBLE BONDS -- 4.2%

DEPARTMENT STORES -- 0.3%
              $ 1,400,000  Costco Wholesale Corp.,
                              1.27%, 8/19/17(3)                           1,183,875
                                                                  -------------------
MEDICAL PROVIDERS & SERVICES -- 3.2%
     12,015,000  Medical Care Intl. Inc.,
                   6.75%, 10/1/06
                   (Acquired 10/23/97-4/27/00,
                              Cost $10,816,800)(4)                       10,933,650
                                                                  -------------------
OIL SERVICES -- 0.7%
                2,830,000  Baker Hughes Inc.,
                              3.49%, 5/5/08(3)                            2,256,925
                                                                  -------------------
TOTAL CONVERTIBLE BONDS                                                  14,374,450
                                                                  -------------------
   (Cost $14,255,071)

                                                               Value
-------------------------------------------------------------------------------
===============================================================================

 TEMPORARY CASH INVESTMENTS* -- 7.6%
       Repurchase Agreements, State Street Boston
          Corp., (U.S. Treasury obligations), in a joint
          trading account at 6.45%, dated 9/29/00,
          due 10/2/00 (Delivery value $9,104,890)                      $  9,100,000
       Repurchase Agreements, Morgan Stanley
          Group, Inc., (U.S. Treasury obligations), in a
          joint trading account at 6.45%, dated
          9/29/00, due 10/2/00 (Delivery value
          $16,909,084)                                                   16,900,000
                                                                  -------------------
TOTAL TEMPORARY CASH INVESTMENTS                                         26,000,000
                                                                  -------------------
   (Cost $26,000,000)
TOTAL INVESTMENT SECURITIES -- 100.0%                                  $340,592,190
                                                                  ===================
   (Cost $336,248,252)

 FUTURES CONTRACTS
                           Expiration           Underlying Face       Unrealized
      Purchased               Date              Amount at Value          Loss
-----------------------------------------------------------------------------------
     51 S&P 500             December
       Futures                2000               $18,538,500          $(277,009)
                                           ========================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 2.2%.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2000.

(2) Non-income producing.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2000, was $10,933,650, which represented 3.2% of net assets.


See Notes to Financial Statements              www.americancentury.com      15


Small Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                 INVESTOR CLASS                 ADVISOR CLASS                 INSTITUTIONAL CLASS
                 (INCEPTION 7/31/98)            (INCEPTION 12/31/99)          (INCEPTION 10/26/98)

                SMALL CAP     S&P SMALLCAP     SMALL CAP     S&P SMALLCAP    SMALL CAP   S&P SMALLCAP
                  VALUE        600/BARRA         VALUE        600/BARRA        VALUE      600/BARRA
                              VALUE INDEX                    VALUE INDEX                 VALUE INDEX

6 MONTHS(1)      13.58%          9.75%          13.44%          9.75%          13.69%       9.75%
1 YEAR           21.76%         15.81%             --             --           22.06%      15.81%
LIFE OF FUND     10.61%          6.02%          21.22%         12.86%          14.26%   12.82%(2)

(1) Returns for periods less than one year are not annualized.

(2) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 49-52 for information about share classes, the index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600/BARRA Value Index is provided for comparison in each graph. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SmallCap 600/BARRA Value Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[line chart - data below]

             Small Cap Value        S&P 600/ BARRA Value
 7/31/1998      $10,000                   $10,000
 8/31/1998       $8,620                    $8,196
 9/30/1998       $9,020                    $8,630
10/31/1998       $9,820                    $9,008
11/30/1998      $10,240                    $9,392
12/31/1998      $10,331                    $9,761
 1/31/1999       $9,928                    $9,649
 2/28/1999       $9,443                    $8,864
 3/31/1999       $9,576                    $8,829
 4/30/1999      $10,203                    $9,598
 5/31/1999      $10,872                    $9,981
 6/30/1999      $11,089                   $10,587
 7/31/1999      $11,089                   $10,422
 8/31/1999      $10,642                    $9,985
 9/30/1999      $10,216                    $9,801
10/31/1999       $9,952                    $9,575
11/30/1999      $10,114                    $9,790
12/31/1999      $10,242                   $10,058
 1/31/2000       $9,982                    $9,543
 2/29/2000       $9,982                    $9,974
 3/31/2000      $10,952                   $10,343
 4/30/2000      $10,952                   $10,415
 5/31/2000      $11,148                   $10,245
 6/30/2000      $11,373                   $10,538
 7/31/2000      $11,656                   $10,746
 8/31/2000      $12,528                   $11,373
 9/30/2000      $12,439                   $11,351

Value on 9/30/00
Small Cap Value                           $12,439
S&P SmallCap 600/BARRA Value              $11,351

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

[bar chart - data below]

            Small-Cap Value      S&P 600/BARRA Value
9/30/1998        -9.80%                -13.69%
9/30/1999        13.25%                 13.56%
9/30/2000        21.76%                 15.81%

* From 7/31/98 to 9/30/98.


 16      1-800-345-2021


Small Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Todd Vingers (left) and Ben Giele]

     An interview with Todd Vingers (left) and Ben Giele, portfolio managers on the Small Cap Value investment team.

HOW DID SMALL CAP VALUE PERFORM  DURING THE SIX MONTHS ENDED  SEPTEMBER 30,
2000?

     Small Cap Value gained 13.58%*, outperforming its benchmark, the S&P SmallCap 600/BARRA Value Index, which posted a 9.75% return. The average small-cap value fund tracked by Lipper Inc. returned 7.95% in the last six months.

     Small Cap Value's longer-term performance also has been strong. Since the fund's inception on July 31, 1998, it has posted an annualized return of 10.61%, significantly outpacing the 6.02% return of its benchmark. Small Cap Value also has outperformed most of its peers.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

     To begin with, the market could no longer ignore the prices at the small end of the value universe. The bull market in large-cap and technology stocks triggered tremendous cash flows from small-cap value stocks during the last few years. Over time, this continual sell-off led to increasingly more attractive valuations on many small, fundamentally strong and profitable companies. We stuck to our disciplined value approach, and took advantage of those conditions to build a portfolio of inexpensive, solid stocks. Our shareholders were well-positioned when investors rediscovered value stocks in the third quarter of 2000 -- Small Cap Value gained almost 10% during those three months alone.

     An environment in which small, sound businesses languish also creates opportunities for companies looking to make acquisitions. Some of the factors that make a company attractive to us -- good fundamentals at a low price -- are also attractive to potential acquirers. This scenario played out several times in our portfolio. One example was Lilly Industries, Small Cap Value's top contributor for the period. Lilly produces industrial coatings and specialty chemical products. Attractively priced but unable to command attention from investors, Lilly was bought out by a competitor, Valspar Corp., at a healthy gain for investors.

     Other acquisitions that contributed to the fund's performance during the period included buyouts of Keystone Financial, Inc. and Splash Technologies, a manufacturer of hardware and software that link computers with color laser copiers.

WHICH INDUSTRIES CONTRIBUTED THE MOST  TO RETURNS?

     Energy exploration and production companies provided outstanding returns for the fund during the period. Because we had taken advantage of an earlier downturn in this industry to buy attractively priced companies, the portfolio was ready and waiting when these stocks moved up.

     Our best performers in this area were Pure Resources, Inc. and Swift Energy. We were attracted to them because of their financial strength and their positions in the natural gas market. Both companies have performed well as rising demand for the limited supply of domestic natural gas has driven up prices.

[right margin]

"OUR SHAREHOLDERS WERE WELL-POSITIONED WHEN INVESTORS REDISCOVERED VALUE STOCKS IN THE THIRD QUARTER OF 2000 -- SMALL CAP VALUE GAINED ALMOST 10% DURING THOSE THREE MONTHS ALONE."

PORTFOLIO AT A GLANCE
                                                9/30/00           3/31/00
NO. OF COMPANIES                                  85                72
P/E RATIO                                        15.6              13.9
MEDIAN MARKET                                    $608              $614
   CAPITALIZATION                               MILLION           MILLION
WEIGHTED MARKET                                  $853              $846
   CAPITALIZATION                               MILLION           MILLION
PORTFOLIO TURNOVER                              71%(1)            178%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.25%(3)            1.25%
DIVIDEND YIELD                                   1.94%             2.25%

(1)    Six months ended 9/30/00.

(2)    Year ended 3/31/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 51-52.

* All fund returns referenced in this interview are for Investor Class shares.


                                               www.americancentury.com      17


Small Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Small Cap Value also has benefited from strong performance in the utility sector. This is another area where we built a healthy weighting while stock prices were depressed. Because utilities generally are viewed as safe harbors, these stocks were lifted when investors began running for cover during April's technology meltdown. Utilities also have benefited from sentiment that interest rates have peaked, which tends to bode well for this capital-intensive sector.

     Because we bought our holdings when valuations were low, we caught the earliest stages of the utility rally. Some of the companies that provided favorable returns were Northwest Natural Gas, Maine Public Service and People's Energy.

WERE YOU ABLE TO TAKE ADVANTAGE OF THE STRENGTH IN THE FINANCIAL SECTOR?

     Yes, but while banks and financial services companies were grabbing headlines, we found our success in smaller insurance companies. Many insurers have had great fundamentals for the last two years. However, their stock prices had been beaten down because of the perception that they would suffer in a rising interest-rate environment.

     The truth is that some insurers, particularly mortgage insurance companies, actually benefit from modest interest rate increases. Lenders require homebuyers who make small down payments to carry private mortgage insurance until they achieve 20% equity in their homes. When interest rates are flat or rising, fewer homeowners refinance their loans. This reduces the chances that homeowners will drop their mortgage insurance or change insurance providers. Radian and PMI, key players in this market, have benefited from these conditions. They were two of the best performers in our portfolio during the last six months.

     HCC Insurance Holdings, a property and casualty insurance broker, also was a significant contributor. It has little exposure to the risk-bearing portion of the insurance business and has taken advantage of its competitive position and pricing power to increase fees, which has been good for earnings.

THE TECHNOLOGY SECTOR WAS VOLATILE DURING THE PERIOD. HOW DID THIS AFFECT THE FUND?

     Technology was a mixed bag. On the positive side, Structural Dynamics Research, a designer of engineering software, was one of our top contributors. This stock was punished by investors who worried the firm was losing market share. This was not the case at all; Structural Dynamics enjoys a very stable, established customer base. We aggressively built our position, which subsequently performed well.

     Technology also produced some disappointments, including Brightpoint and ScanSoft. Brightpoint is a cellular phone distributor that has not been able to overcome the slowdown in demand for cellular phones. We mentioned ScanSoft in our last report because it had purchased one of our holdings, Caere Corporation. With Caere in the fold, ScanSoft held a dominant position in the scanning software market during the last six months, but aggressive discounting has hurt the company's profits. We sold our stake in Brightpoint, but continue to hold ScanSoft on the belief that it can turn its market position into pricing power.

[left margin]

TOP TEN HOLDINGS
                                                     % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               9/30/00             3/31/00

NATIONAL PRESTO
     INDUSTRIES, INC.                            2.6%                2.4%
NORTHWEST NATURAL
     GAS CO.                                     2.6%                2.3%
CLAIRE'S STORES INC.                             2.4%                1.7%
WISCONSIN ENERGY
     CORP.                                       2.3%                  --
CIRCOR INTERNATIONAL
     INC.                                        2.3%                  --
GRIFFON CORP.                                    2.0%                1.9%
WENDY'S INTERNATIONAL,
     INC.                                        2.0%                0.5%
MICHAEL FOODS, INC.                              2.0%                1.2%
WAUSAU-MOSINEE
     PAPER CORP.                                 2.0%                1.9%
PIEDMONT NATURAL
     GAS CO., INC.                               1.9%                1.6%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                                 AS OF             AS OF
                                                9/30/00           3/31/00
FOOD & BEVERAGE                                  9.3%               9.3%
MEDICAL PRODUCTS
     & SUPPLIES                                  7.6%               4.1%
GAS & WATER UTILITIES                            6.8%              10.6%
LEISURE                                          6.1%               7.1%
RESTAURANTS                                      5.8%               3.0%


 18          1-800-345-2021


Small Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WHAT WERE SOME OF THE OTHER  DISAPPOINTMENTS DURING THE PERIOD?

     Wausau-Mosinee Paper Corp., a significant presence in the forest and paper products industry, was one of the largest detractors. In addition to experiencing operational difficulties, this company has been suffering from weak earnings caused by rapidly increasing pulp prices and softening demand for paper products.

     We were also disappointed by the performance of Lancaster Colony Corporation. A diversified company, Lancaster Colony's stock was hurt by a downturn in its candle business. However, we still like this solid company and its attractive return on capital.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO SINCE THE ANNUAL REPORT?

     Slowing sales growth has caused investors to shy away from restaurant stocks, which has created some pretty compelling valuations relative to good growth prospects. We've used this opportunity to build our position.

     As we mentioned earlier, utilities have enjoyed a nice rally because investors recognized the attractive valuations in this area at about the same time they were looking for safety in a volatile market. Because we had overweighted positions in utilities while valuations were low, we took advantage of the run-up to trim our position.

     Small Cap Value maintains significant positions in property and casualty insurance companies and in the food and beverage industry.

THE FUND'S SUCCESSES HAVE NOT BEEN LIMITED TO TRADITIONAL VALUE SECTORS. CAN YOU EXPLAIN HOW YOUR PROCESS KEEPS THE WHOLE INVESTMENT LANDSCAPE OPEN TO YOU?

     Yes. We use a bottom-up approach, examining each company we consider investing in individually, on its own merits. The starting point is finding stocks that meet our initial valuation criteria. We then dig deeper, winnowing the universe to identify sound companies trading at a discount to fair value, regardless of sector or industry. This bottom-up approach enables us to step outside traditional value arenas -- railroads, steel companies, and cyclicals -- and search for value opportunities in non-traditional sectors such as software and medical products.

WHAT IS YOUR OUTLOOK FOR THIS APPROACH  TO INVESTING?

     Though investors have begun to recognize the attractive pricing in the small-cap value realm, we continue to see opportunities for the fund. We are applying our investment process to build positions in inexpensively priced, solid companies, which we believe will benefit our investors when these stocks are discovered by the market.

[right margin]

"WE USE A BOTTOM-UP APPROACH, EXAMINING EACH COMPANY WE CONSIDER INVESTING IN INDIVIDUALLY, ON ITS OWN MERITS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                      AS OF SEPTEMBER 30, 2000

 COMMON STOCKS AND FUTURES                                     97.8%
 TEMPORARY CASH INVESTMENTS                                     2.2%

[pie chart]

                                                          AS OF MARCH 31, 2000

 COMMON STOCKS AND FUTURES                                     95.1%
 TEMPORARY CASH INVESTMENTS                                     4.9%

[pie chart]


                                               www.americancentury.com      19


Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS -- 97.8%

APPAREL & TEXTILES - 2.3%
                   20,600  Kellwood Co.                                  $  375,950
                   52,500  Wolverine World Wide, Inc.                       488,906
                                                                  -------------------
                                                                            864,856
                                                                  -------------------
BANKS - 5.0%
                   10,700  Centura Banks, Inc.                              409,944
                   38,000  Colonial Bancgroup Inc.                          394,250
                    7,300  Mercantile Bankshares Corporation                264,853
                    6,900  Whitney Holding Corp.                            251,419
                    9,800  Wilmington Trust Corporation                     525,525
                                                                  -------------------
                                                                          1,845,991
                                                                  -------------------
CLOTHING STORES - 0.7%
                   23,700  Buckle Inc.(1)                                   275,513
                                                                  -------------------
COMPUTER HARDWARE
& BUSINESS MACHINES - 1.3%
                   18,400  Adaptec, Inc.(1)                                 368,575
                   65,513  ScanSoft, Inc.(1)                                104,411
                                                                  -------------------
                                                                            472,986
                                                                  -------------------
COMPUTER SOFTWARE - 3.4%
                   13,000  Autodesk, Inc.                                   329,469
                   16,600  Structural Dynamics Research Corp.(1)            270,788
                   10,200  Synopsys, Inc.(1)                                386,006
                   13,400  Unigraphics Solutions Inc.(1)                    262,975
                                                                  -------------------
                                                                          1,249,238
                                                                  -------------------
CONSUMER DURABLES - 4.6%
                   99,100  Griffon Corp.(1)                                 749,444
                   32,000  National Presto Industries, Inc.                 958,000
                                                                  -------------------
                                                                          1,707,444
                                                                  -------------------
ELECTRICAL UTILITY - 2.3%
                   43,300  Wisconsin Energy Corp.                           863,294
                                                                  -------------------
ENERGY RESERVES & PRODUCTION - 4.4%
                    9,700  Barrett Resources Corp.(1)                       366,781
                   67,800  Belco Oil & Gas Corp.(1)                         601,725
                   31,123  Pure Resources Inc.(1)                           659,419
                                                                  -------------------
                                                                          1,627,925
                                                                  -------------------
FINANCIAL SERVICES - 1.5%
                   41,600  MicroFinancial Inc.                              374,400
                    8,600  Mutual Risk Management Ltd.                      188,663
                                                                  -------------------
                                                                            563,063
                                                                  -------------------

Shares                                                         Value
-------------------------------------------------------------------------------

FOOD & BEVERAGE -- 9.3%
                   16,200  Corn Products International Inc.              $  368,550
                   28,300  International Multifoods Corp.                   491,713
                   24,100  Lancaster Colony Corp.                           592,709
                   66,500  Lance, Inc.                                      645,257
                   31,081  Michael Foods, Inc.                              727,489
                   39,500  Omega Protein Corp.(1)                            83,938
                   25,500  Universal Foods Corp.                            519,562
                                                                  -------------------
                                                                          3,429,218
                                                                  -------------------
FOREST PRODUCTS & PAPER - 3.6%
                   16,800  Caraustar Industries Inc.                        185,325
                    5,500  Rayonier, Inc.                                   197,656
                   32,200  Sappi Ltd. ADR                                   235,463
                   93,400  Wausau-Mosinee Paper Corp.                       723,850
                                                                  -------------------
                                                                          1,342,294
                                                                  -------------------
GAS & WATER UTILITIES - 6.8%
                   18,800  AGL Resources Inc.                               377,175
                   41,900  Northwest Natural Gas Co.                        953,224
                    8,300  People's Energy Corp.                            277,013
                   23,100  Piedmont Natural Gas Co., Inc.                   707,437
                    7,200  Washington Gas Light Co.                         193,500
                                                                  -------------------
                                                                          2,508,349
                                                                  -------------------
HEAVY ELECTRICAL EQUIPMENT - 0.8%
                   14,900  National Service Industries, Inc.                291,481
                                                                  -------------------
HEAVY MACHINERY - 1.1%
                   11,300  Regal-Beloit Corp.                               191,648
                    4,500  Tennant Co.                                      198,563
                                                                  -------------------
                                                                            390,211
                                                                  -------------------
HOME PRODUCTS - 0.8%
                   14,200  WD-40 Co.                                        302,638
                                                                  -------------------
INDUSTRIAL PARTS - 4.9%
                   80,900  Circor International Inc.                        834,280
                   35,300  Flowserve Corp.                                  580,244
                    9,300  Tecumseh Products Cl A                           389,728
                                                                  -------------------
                                                                          1,804,252
                                                                  -------------------
INDUSTRIAL SERVICES - 3.5%
                   14,100  G & K Services Inc. Cl A                         396,122
                   76,000  Schawk, Inc.                                     703,000
                    4,100  XTRA Corp.(1)                                    182,194
                                                                  -------------------
                                                                          1,281,316
                                                                  -------------------
INFORMATION SERVICES - 1.3%
                   25,200  Pomeroy Computer Resources, Inc.(1)              478,013
                                                                  -------------------


 20          1-800-345-2021                 See Notes to Financial Statements


Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

LEISURE - 6.1%
                   73,400  Boyds Collection Ltd.(1)                      $  541,325
                   41,400  Department 56(1)                                 545,962
                   18,800  GTECH Holdings Corp.(1)                          311,375
                   18,000  Hasbro, Inc.                                     205,875
                    5,300  Polaris Industries Inc.                          186,825
                   24,200  Russ Berrie and Co., Inc.                        477,950
                                                                  -------------------
                                                                          2,269,312
                                                                  -------------------
MEDICAL PRODUCTS & SUPPLIES - 7.6%
                   14,400  Arrow International Inc.                         522,900
                   15,700  Conmed Corp.(1)                                  215,384
                   11,200  Dentsply International Inc.                      392,000
                    8,800  Orthofix International N.V.(1)                   217,250
                   21,600  Schein (Henry), Inc.(1)                          431,325
                   23,400  Sybron International Corp.(1)                    561,599
                   30,200  Young Innovations Inc.(1)                        473,763
                                                                  -------------------
                                                                          2,814,221
                                                                  -------------------
MEDICAL PROVIDERS & SERVICES - 1.4%
                   62,500  Covance Inc.(1)                                  511,719
                                                                  -------------------
MOTOR VEHICLES & PARTS - 1.4%
                   17,400  Superior Industries International, Inc.          522,000
                                                                  -------------------
OIL REFINING - 1.1%
                   15,900  Ultramar Diamond Shamrock Corp.                  403,463
                                                                  -------------------
OIL SERVICES - 2.9%
                   25,000  Hydril Co.(1)                                    570,313
                   59,300  NATCO Group Inc.(1)                              515,169
                                                                  -------------------
                                                                          1,085,482
                                                                  -------------------
PROPERTY & CASUALTY INSURANCE - 5.4%
                    7,500  HCC Insurance Holdings, Inc.                     152,344
                   35,600  Horace Mann Educators Corp.                      582,949
                    9,775  Medical Assurance, Inc.(1)                       119,744
                    5,700  PMI Group, Inc. (The)                            386,175
                   16,600  Professionals Group Inc.(1)                      371,425
                    5,800  Radian Group Inc.                                391,500
                                                                  -------------------
                                                                          2,004,137
                                                                  -------------------
PUBLISHING - 1.0%
                   15,700  Banta Corp.                                      382,688
                                                                  -------------------

Shares                                                          Value
--------------------------------------------------------------------------------

RESTAURANTS - 5.8%
                   28,000  Jack in the Box Inc.(1)                       $  600,249
                   23,900  O'Charleys Inc.(1)                               295,016
                   20,600  Papa John's International, Inc.(1)               515,644
                   36,300  Wendy's International, Inc.                      728,268
                                                                  -------------------
                                                                          2,139,177
                                                                  -------------------
SECURITIES & ASSET MANAGEMENT - 1.6%
                   12,500  John Nuveen Co. Cl A                             604,688
                                                                  -------------------
SEMICONDUCTOR - 2.5%
                   21,900  ATI Technologies Inc.(1)                         178,280
                   16,000  Avnet Inc.                                       454,000
                   16,400  Electroglas, Inc.(1)                             278,800
                                                                  -------------------
                                                                            911,080
                                                                  -------------------
SPECIALTY STORES - 2.4%
                   49,000  Claire's Stores Inc.                             882,000
                                                                  -------------------
TRUCKING, SHIPPING & AIR FREIGHT - 1.0%
                    3,200  Heartland Express, Inc.(1)                        56,100
                   50,200  Motor Cargo Industries, Inc.(1)                  307,475
                                                                  -------------------
                                                                            363,575
                                                                  -------------------
TOTAL COMMON STOCKS                                                      36,191,624
                                                                  -------------------
  (Cost $34,074,745)

 TEMPORARY CASH INVESTMENTS - 2.2%

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 6.45%,
       dated 9/29/00, due 10/2/00 (Delivery
       value $800,430)                                                      800,000
                                                                  -------------------
   (Cost $800,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                    $36,991,624
                                                                  ===================
  (Cost $34,874,745)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


See Notes to Financial Statements              www.americancentury.com      21


Large Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                 INVESTOR CLASS
                 (INCEPTION 7/30/99)
                 LARGE CAP       S&P 500        S&P 500/
                   VALUE                      BARRA VALUE
6 MONTHS*          4.14%         -3.60%          4.14%
1 YEAR             5.67%         13.28%         13.74%
LIFE OF FUND       -2.90%         8.20%          5.57%

* Returns for periods less than one year are not annualized.

See pages 49-52 for information about the indices and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500/BARRA Value Index and S&P 500 Index are provided for comparison. Large Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[line chart - data below]

             Large Cap Value        S&P 500       S&P 500/BARRA Value
 7/30/1999      $10,000             $10,000            $10,000
 8/31/1999       $9,560              $9,951             $9,747
 9/30/1999       $9,144              $9,678             $9,366
10/31/1999       $9,505             $10,291             $9,894
11/30/1999       $9,465             $10,502             $9,836
12/31/1999       $9,403             $11,118            $10,206
 1/31/2000       $9,161             $10,560             $9,881
 2/29/2000       $8,316             $10,361             $9,263
 3/31/2000       $9,278             $11,374            $10,230
 4/30/2000       $9,318             $11,032            $10,161
 5/31/2000       $9,479             $10,805            $10,193
 6/30/2000       $9,077             $11,072             $9,790
 7/31/2000       $9,097             $10,900             $9,986
 8/31/2000       $9,685             $11,576            $10,656
 9/30/2000       $9,663             $10,965            $10,654

Value on 9/30/00
S&P 500                     $10,965
S&P 500/BARRA Value         $10,654
Large Cap Value              $9,663

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

[bar chart - data below]

            Large Cap Value        S&P 500/BARRA Value
9/30/1999       -8.56%                   -6.35%
9/30/2000        5.67%                   13.74%

* From 7/30/99 to 9/30/99.


 22      1-800-345-2021


Large Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Mark Mallon and Chuck Ritter]

     An interview with Mark Mallon and Chuck Ritter, portfolio managers on the Large Cap Value investment team.

HOW DID LARGE CAP VALUE PERFORM  DURING THE SIX MONTHS ENDED  SEPTEMBER 30,
2000?

     Large Cap Value gained 4.14%, in line with its benchmark, the S&P 500/ BARRA Value Index, which also returned 4.14%. The S&P 500 Index, considered to be representative of the broad market, declined 3.60%.

WHAT CONTRIBUTED TO LARGE CAP VALUE'S PERFORMANCE?

     Several factors played a role. First, we positioned Large Cap Value conservatively, with smaller stakes in areas of the market, such as technology, that proved the most volatile during the period.

     A second -- and significant -- factor was that the market was kind to value stocks, particularly in the second half of the period. With the economy appearing to slow, investor concerns about earnings intensified. Then, in the third quarter, several well-known consumer products companies and leading technology firms warned that earnings would be lower than expected. This news sent money out of growth and technology stocks and into the types of stocks found in Large Cap Value's portfolio -- reasonably priced on conservative earnings expectations.

FINANCIAL STOCKS REPRESENTED THE FUND'S LARGEST SECTOR WEIGHTING AT THE END OF SEPTEMBER. WHAT WAS THE ATTRACTION THERE?

     The financial sector is broad, encompassing banks, brokerages, credit card firms, financial services firms and insurance providers. However, the group in general has struggled in the wake of the Federal Reserve's series of interest rate hikes, which were designed to moderate economic growth and head off inflation. Higher rates reduce the margins between the rates lending institutions pay depositors and those they charge for loans. As investors shunned the group in lieu of faster-growing areas of the market, a number of financial firms became very attractively valued. Later, as signs of slowing growth emerged, the market became convinced that the Fed had reached or was nearing the end of its rate-hike program, and financial stocks -- and bank shares in particular -- rebounded smartly. With about a quarter of Large Cap Value's assets in financials, the fund was well positioned to gain from this shift in sentiment.

WERE THESE SOME OF THE STOCKS  THAT PROVED TO BE TOP PERFORMERS  DURING THE
PERIOD?

     Yes. For example, Washington Mutual, a thrift, and Household International, a high-quality financial services company, were downtrodden for some time, mostly due to investor concerns about how the companies might perform in a rising rate environment. As rates stabilized, though, confidence in the companies' prospects grew and their share prices responded accordingly.

     Within the financial sector, the fund also profited from its investments in property and casualty insurance

[right margin]

"WITH THE ECONOMY APPEARING TO SLOW, INVESTOR CONCERNS ABOUT
EARNINGS INTENSIFIED."

PORTFOLIO AT A GLANCE
                                                9/30/00           3/31/00
NO. OF COMPANIES                                  81                89
P/E RATIO                                        19.0              20.5
MEDIAN MARKET                                    $10.9            $12.7
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $61.1            $77.1
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              32%(1)            74%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             0.90%(3)          0.90%(3)
DIVIDEND YIELD                                   2.42%             2.30%

(1)    Six months ended 9/30/00.

(2)    For the period from 7/30/99 to 3/31/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 51-52.


                                               www.americancentury.com      23


Large Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

companies. One top contributor was Allstate. Like other insurers, Allstate was hurt by intensive rate competition and the costs of spring storms in the Midwest. As insurance rates began to increase during the third quarter, however, the company rebounded strongly.

WHICH OTHER STOCKS CONTRIBUTED TO PERFORMANCE?

     Two top contributors we'd like to highlight are Boeing, the world's biggest maker of jet planes, and drug giant Eli Lilly. Last year, investors appeared concerned that orders for Boeing's airplanes would decline. Instead, with the global economy on the rebound, Boeing's orders have improved, along with its production outlook for the next few years. In addition, Boeing has significantly raised the productivity of its assembly lines, resulting in more profit per plane.

     Our investment in Lilly reflects our strategy of investing in high-quality growth companies when their share prices become cheap relative to their long-term prospects. Lilly, a large pharmaceutical company, suffered last year from concerns about patent expirations among its key products. However, this firm, a leader in its industry, has a strong research effort. The stock soared this year in response to news about promising developments in its research laboratories, and we sold at a very nice gain.


WHAT ABOUT DISAPPOINTMENTS?

     Telecommunications companies detracted most from performance during the period. This industry has become increasingly competitive, and has also struggled in recent months in sympathy with the downturn in technology-oriented firms. Telephone service providers have had the toughest time. The biggest detractors in this group were Sprint and WorldCom, whose problems were compounded when their proposed merger was disallowed by federal regulators on the belief that the combined organization would have unfair market advantages and reduce competition. AT&T also hurt performance. These firms struggled with weakness in consumer long-distance pricing and the developing perception that the voice long-distance business may be in a serious decline.

     Another holding, Computer Associates, also slowed our progress during the quarter, but we believe the company remains a solid value opportunity. This business, which sells mainframe software, saw revenues slow as IBM, the leader in mainframes, embarked upon a major upgrade cycle. Because we believe Computer Associates' current troubles are transitory, we added to the fund's position.

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            9/30/00             3/31/00
EXXON MOBIL CORP.                            5.6%                4.7%
CITIGROUP INC.                               3.5%                2.8%
VERIZON
     COMMUNICATIONS(1)                       2.5%                3.4%
LOEWS CORP.                                  2.3%                1.0%
AT&T CORP.                                   2.2%                2.6%
PHILIP MORRIS
     COMPANIES INC.                          2.2%                2.0%
ALLSTATE CORP.                               2.0%                1.3%
FPL GROUP, INC.                              2.0%                1.8%
FORD MOTOR COMPANY                           1.8%                1.6%
ROYAL DUTCH PETROLEUM
     CO. NEW YORK SHARES                     1.8%                1.5%

(1) Bell Atlantic Corp. acquired GTE Corp. on 7/3/00. On that date, Bell Atlantic changed its name to Verizon Communications. The percentage as of 3/31/00 represents GTE Corp. and Bell Atlantic Corp. shares owned by the fund.

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                             AS OF             AS OF
                                            9/30/00           3/31/00
BANKS                                        12.2%              11.7%
ENERGY RESERVES
     & PRODUCTION                             9.6%               7.5%
TELEPHONE                                     6.9%               8.1%
INVESTMENT TRUSTS                             6.1%               6.9%
FINANCIAL SERVICES                            6.0%               4.1%


 24          1-800-345-2021


Large Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

ENERGY STOCKS REPRESENT A SUBSTANTIAL PORTION OF INVESTMENTS. WHAT ATTRACTED YOU TO THIS SECTOR?

     Energy proved to be a fruitful sector for the fund, as rising energy prices lifted most stocks in that realm. Although we've done well in this group, we have remained relatively cautious and, in fact, are underweight compared to the index. We generally believe that many companies have reached their peak in earnings and no longer trade at the bargain prices we look for. Our investments remain focused among integrated oil firms, such as Exxon/Mobil and Royal Dutch Petroleum. These firms offer a chance to participate in the sector's success, and also offer a measure of stability. We have avoided some of the more richly valued energy service companies whose earnings are dependent on even higher energy prices.

WHAT ABOUT CONSUMER CYCLICALS?

     This sector is at the opposite end of the spectrum from energy. While many energy firms' prices reflect an increasingly optimistic outlook, many consumer cyclical companies are currently valued as if a recession is imminent. While history tells us that a recession is inevitable at some point, we do not believe it's right around the corner. For that reason, we've taken substantial positions in economically sensitive sectors, such as consumer cyclicals and industrials, where stock prices appear to have been driven down to levels that are interesting to us. We feel these areas offer good value and opportunities.

WHAT IS YOUR OUTLOOK FOR THE REST OF 2000 AND THE BEGINNING OF 2001?

     Over the short term, we anticipate a relatively benign interest-rate environment. We also expect that economic growth will continue to be healthy, but will proceed at a slower rate than the pace it has set over the past few years. As a result, we're not positioning the fund for an imminent economic downturn. Instead, we continue to look for fundamentally sound firms that appear to be undervalued. Many Old Economy stocks came down severely over the past year, and the marketplace is offering a diverse menu of value opportunities.

     As far as the future of value-oriented investing is concerned, we've seen indications in recent months that investors have begun to pay attention to the price they're willing to pay for a company's business prospects. This is a profound reversal in sentiment from 1999 and early 2000, when price momentum, rather than relative value or fundamentals, drove the market. This development is an encouraging sign for investors pursuing a value strategy.

[right margin]

"MANY OLD ECONOMY STOCKS CAME DOWN SEVERELY OVER THE PAST YEAR, AND THE MARKETPLACE IS OFFERING A DIVERSE MENU OF VALUE OPPORTUNITIES. "

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                      AS OF SEPTEMBER 30, 2000
 COMMON STOCKS                                                 95.5%
 TEMPORARY CASH INVESTMENTS                                     4.5%

[pie chart}

                                                          AS OF MARCH 31, 2000
 COMMON STOCKS                                                 94.5%
 TEMPORARY CASH INVESTMENTS                                     5.5%

[pie chart}


                                              www.americancentury.com      25


Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS -- 95.5%

APPAREL & TEXTILES -- 1.5%
                    1,300  Liz Claiborne, Inc.                             $  50,050
                    6,000  VF Corp.                                          148,125
                                                                  -------------------
                                                                             198,175
                                                                  -------------------
BANKS -- 12.2%
                    3,200  Bank of America Corp.                             167,600
                    4,600  Bank One Corp.                                    177,674
                    2,400  Chase Manhattan Corp.                             110,850
                    8,666  Citigroup Inc.                                    468,505
                    3,400  First Union Corp.                                 109,438
                    3,300  Fleet Boston Financial Corp.                      128,700
                    4,200  KeyCorp                                           106,313
                    5,800  National City Corp.                               128,325
                    2,700  Summit Bancorp.                                    93,150
                    4,600  U.S. Bancorp                                      104,650
                                                                  -------------------
                                                                           1,595,205
                                                                  -------------------
CHEMICALS - 2.9%
                    2,800  Air Products & Chemicals, Inc.                    100,800
                    2,400  FMC Corp.(1)                                      160,950
                    5,800  Sherwin-Williams Co.                              123,975
                                                                  -------------------
                                                                             385,725
                                                                  -------------------
COMPUTER HARDWARE
& BUSINESS MACHINES - 2.0%
                    4,900  Compaq Computer Corp.                             135,142
                    1,300  Hewlett-Packard Co.                               126,100
                                                                  -------------------
                                                                             261,242
                                                                  -------------------
COMPUTER SOFTWARE - 2.8%
                    4,000  Computer Associates International, Inc.           100,750
                    1,700  International Business Machines Corp.             191,250
                    1,300  Microsoft Corp.(1)                                 78,406
                                                                  -------------------
                                                                             370,406
                                                                  -------------------
CONSUMER DURABLES - 1.2%
                    4,200  Whirlpool Corp.                                   163,275
                                                                  -------------------
DEFENSE/AEROSPACE - 2.2%
                    1,400  Boeing Co.                                         88,200
                    3,800  Raytheon Co. Cl A                                 104,025
                    2,400  TRW Inc.                                           97,500
                                                                  -------------------
                                                                             289,725
                                                                  -------------------
DEPARTMENT STORES - 2.5%
                   24,200  Kmart Corp.(1)                                    145,200
                    6,200  May Department Stores Co. (The)                   127,100
                    1,900  Sears, Roebuck & Co.                               61,598
                                                                  -------------------
                                                                             333,898
                                                                  -------------------
DRUGS - 2.3%
                    2,800  Bristol-Myers Squibb Co.                          159,950
                    2,000  Merck & Co., Inc.                                 148,875
                                                                  -------------------
                                                                             308,825
                                                                  -------------------

Shares                                                          Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.0%
                    2,400  Lucent Technologies Inc.(1)                     $  70,050
                    2,400  Motorola, Inc.                                     67,800
                                                                  -------------------
                                                                             137,850
                                                                  -------------------
ELECTRICAL UTILITY - 3.0%
                    7,000  Edison International                              135,188
                    4,000  FPL Group, Inc.                                   263,000
                                                                  -------------------
                                                                             398,188
                                                                  -------------------
ENERGY RESERVES & PRODUCTION - 9.6%
                    1,900  Chevron Corp.                                     161,975
                    8,368  Exxon Mobil Corp.                                 745,798
                    6,000  Occidental Petroleum Corp.                        130,875
                    3,900  Royal Dutch Petroleum Co.
                              New York Shares                                233,756
                                                                  -------------------
                                                                           1,272,404
                                                                  -------------------
ENTERTAINMENT - 0.6%
                    2,200  Disney (Walt) Co.                                  84,150
                                                                  -------------------
ENVIRONMENTAL SERVICES - 0.7%
                    5,100  Waste Management, Inc.                             88,931
                                                                  -------------------
EQUITY REAL ESTATE INVESTMENT TRUST - 0.9%
                    2,500  Equity Residential Properties Trust               120,000
                                                                  -------------------
FINANCIAL SERVICES - 6.0%
                    2,000  Block (H & R), Inc.                                74,125
                    3,900  Countrywide Credit Industries, Inc.               147,225
                    1,800  Fannie Mae                                        128,700
                    2,900  Household International, Inc.                     164,212
                    2,000  MBIA Inc.                                         142,250
                    2,300  MGIC Investment Corp.                             140,588
                                                                  -------------------
                                                                             797,100
                                                                  -------------------
FOOD & BEVERAGE - 2.1%
                    7,900  ConAgra, Inc.                                     158,494
                    3,200  Heinz (H.J.) Co.                                  118,600
                                                                  -------------------
                                                                             277,094
                                                                  -------------------
FOREST PRODUCTS & PAPER - 1.2%
                    1,900  Fort James Corp.                                   58,069
                    3,300  International Paper Co.                            94,669
                                                                  -------------------
                                                                             152,738
                                                                  -------------------
GROCERY STORES - 0.5%
                    3,100  Albertson's Inc.                                   65,100
                                                                  -------------------
HEAVY ELECTRICAL EQUIPMENT - 2.1%
                    3,400  Cooper Industries, Inc.                           119,850
                    2,400  Emerson Electric Co.                              160,800
                                                                  -------------------
                                                                             280,650
                                                                  -------------------
HOME PRODUCTS - 1.7%
                    2,000  Avon Products, Inc.                                81,750
                    5,400  Fortune Brands, Inc.                              143,100
                                                                  -------------------
                                                                             224,850
                                                                  -------------------


 26          1-800-345-2021                 See Notes to Financial Statements


Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS - 2.7%
                    4,000  ITT Industries, Inc.                           $  129,750
                    2,900  Parker-Hannifin Corp.                              97,875
                    5,600  Snap-on Inc.                                      131,950
                                                                  -------------------
                                                                             359,575
                                                                  -------------------
INFORMATION SERVICES - 0.7%
                    2,100  Electronic Data Systems Corp.                      87,150
                                                                  -------------------
INVESTMENT TRUSTS - 6.1%
                    2,000  iShares Russell 1000 Value
                              Index Fund(1)                                  116,063
                    1,800  iShares S&P 500/BARRA Value
                              Index Fund(1)                                  113,569
                    4,000  Standard and Poor's 500 Depositary
                              Receipt                                        574,499
                                                                  -------------------
                                                                             804,131
                                                                  -------------------
LEISURE - 1.3%
                    2,600  Eastman Kodak Co.                                 106,275
                    6,354  Mattel, Inc.                                       71,085
                                                                  -------------------
                                                                             177,360
                                                                  -------------------
LIFE & HEALTH INSURANCE - 1.0%
                    4,800  Torchmark Corp.                                   133,500
                                                                  -------------------
MEDICAL PROVIDERS & SERVICES - 2.0%
                    4,000  HCA - The Healthcare Co.                          148,500
                   14,000  HEALTHSOUTH Corp.(1)                              113,750
                                                                  -------------------
                                                                             262,250
                                                                  -------------------
MOTOR VEHICLES & PARTS - 2.9%
                    9,265  Ford Motor Company                                234,520
                    2,200  General Motors Corp.                              143,000
                                                                  -------------------
                                                                             377,520
                                                                  -------------------
OIL REFINING - 1.4%
                    6,700  USX - Marathon Group                              190,113
                                                                  -------------------
PROPERTY & CASUALTY INSURANCE - 4.4%
                    7,800  Allstate Corp                                     271,050
                    3,700  Loews Corp.                                       308,488
                                                                  -------------------
                                                                             579,538
                                                                  -------------------

Shares                                                         Value
-------------------------------------------------------------------------------

PUBLISHING - 2.3%
                    4,300  American Greetings                              $  75,250
                    4,800  Deluxe Corp.                                       97,500
                    2,500  Knight-Ridder, Inc.                               127,031
                                                                  -------------------
                                                                             299,781
                                                                  -------------------
RAILROADS - 0.3%
                    1,600  Burlington Northern Santa Fe Corp.                 34,500
                                                                  -------------------
RESTAURANTS - 0.5%
                    3,600  Wendy's International, Inc.                        72,225
                                                                  -------------------
SECURITIES & ASSET MANAGEMENT - 0.6%
                    1,800  Franklin Resources, Inc.                           79,974
                                                                  -------------------
TELEPHONE - 6.9%
                   10,000  AT&T Corp.                                        293,750
                    3,300  Sprint Corp.                                       96,731
                    6,894  Verizon Communications                            333,928
                    6,300  WorldCom, Inc.(1)                                 191,363
                                                                  -------------------
                                                                             915,772
                                                                  -------------------
THRIFTS - 1.2%
                    3,900  Washington Mutual, Inc.                           155,269
                                                                  -------------------
TOBACCO - 2.2%
                    9,900  Philip Morris Companies Inc.                      291,431
                                                                  -------------------
TOTAL COMMON STOCKS                                                       12,625,620
                                                                  -------------------
   (Cost $13,082,498)

 TEMPORARY CASH INVESTMENTS -- 4.5%

       Repurchase Agreements, Morgan Stanley
          Group, Inc., (U.S. Treasury obligations), in a
          joint trading account at  6.45%, dated
          9/29/00, due 10/2/00 (Delivery value
                $600,323)                                                    600,000
                                                                  -------------------
   (Cost $600,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                     $13,225,620
                                                                  ===================
   (Cost $13,682,498)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.


See Notes to Financial Statements              www.americancentury.com      27


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000 (UNAUDITED)

                                                  VALUE          EQUITY INCOME
ASSETS

Investment securities -- unaffiliated,
   at value (identified cost of
   $1,461,387,896 and $323,740,116)
   (Note 3) ..............................   $ 1,462,465,892    $   330,299,678

Investment securities -- affiliated,
   at value (identified cost of
   $81,394,800 and $12,508,136)
   (Note 3 and 5) ........................        88,202,278         10,292,512
Cash .....................................              --              919,593
Receivable for investments sold ..........        23,988,465          4,303,212
Receivable for capital shares sold .......           158,675            260,912
Receivable for variation margin on
   futures contracts .....................         2,743,761            384,235
Dividends and interest receivable ........         1,417,141          1,004,500
                                             ---------------    ---------------
                                               1,578,976,212        347,464,642
                                             ---------------    ---------------

LIABILITIES

Disbursements in excess of
   demand deposit cash ...................         1,985,451               --
Payable for investments purchased ........        20,290,631          6,758,470
Accrued management fees (Note 2) .........         1,227,912            266,174
Distribution fees payable (Note 2) .......            14,181              4,003
Service fees payable (Note 2) ............            14,181              4,003
Payable for directors' fees and expenses .               517                115
Accrued expenses and other liabilities ...               904                 70
                                             ---------------    ---------------

                                                  23,533,777          7,032,835
                                             ---------------    ---------------

Net Assets ...............................   $ 1,555,442,435    $   340,431,807
                                             ===============    ===============

NET ASSETS CONSIST OF:

Capital (par value and
   paid-in surplus) ......................   $ 1,732,232,249    $   359,742,933
Accumulated undistributed net
   investment income (loss) ..............            70,149             (4,614)
Accumulated undistributed net
   realized loss on investments
   and foreign currency transactions .....      (181,872,941)       (23,373,441)
Net unrealized appreciation on
   investments and translation
   of assets and liabilities
  in foreign currencies (Note 3) .........         5,012,978          4,066,929
                                             ---------------    ---------------
                                             $ 1,555,442,435    $   340,431,807
                                             ===============    ===============

Investor Class, $0.01 Par Value
Net assets ...............................   $ 1,375,262,526    $   305,808,128
Shares outstanding .......................       242,408,287         51,449,887
Net asset value per share ................   $          5.67    $          5.94

Advisor Class, $0.01 Par Value
Net assets ...............................   $    70,756,314    $    19,811,154
Shares outstanding .......................        12,471,063          3,332,753
Net asset value per share ................   $          5.67    $          5.94

Institutional Class, $0.01 Par Value
Net assets ...............................   $   109,423,595    $    14,812,525
Shares outstanding .......................        19,267,543          2,491,256
Net asset value per share ................   $          5.68    $          5.95


 28          1-800-345-2021                 See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

                                                    SMALL CAP        LARGE CAP
                                                      VALUE            VALUE
ASSETS

Investment securities - unaffiliated,
   at value (identified cost of
   $34,874,745 and $13,682,498)
  (Note 3) ...................................    $ 36,991,624     $ 13,225,620
Cash .........................................       1,649,432             --
Receivable for investments sold ..............       1,991,326          257,378
Receivable for capital shares sold ...........           2,566              482
Receivable for variation margin
   on futures contracts ......................          95,225            3,675
Dividends and interest receivable ............          33,311           22,124
                                                  ------------     ------------
                                                     0,763,484       13,509,279
                                                  ------------     ------------

LIABILITIES

Disbursements in excess of
   demand deposit cash .......................            --            219,670
Payable for investments purchased ............       2,046,565           36,708
Accrued management fees (Note 2) .............          36,772            9,806
Distribution fees payable (Note 2) ...........             731             --
Service fees payable (Note 2) ................             731             --
Payable for directors' fees and expenses .....              14                4
Accrued expenses and other liabilities .......             265                4
                                                  ------------     ------------
                                                     2,085,078          266,192
                                                  ------------     ------------

Net Assets ...................................    $ 38,678,406     $ 13,243,087
                                                  ============     ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......    $ 35,239,566     $ 13,739,403
Accumulated net investment loss ..............          (2,890)          (4,241)
Accumulated undistributed net realized
   gain (loss) on investments and
   foreign currency transactions .............       1,324,851          (35,197)
Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities in foreign
   currencies (Note 3) .......................       2,116,879         (456,878)
                                                  ------------     ------------
                                                  $ 38,678,406     $ 13,243,087
                                                  ------------     ------------

Investor Class, $0.01 Par Value
Net assets ...................................    $ 29,574,704     $ 13,243,087
Shares outstanding ...........................       5,193,078        2,796,907
Net asset value per share ....................    $       5.70     $       4.73

Advisor Class, $0.01 Par Value
Net assets ...................................    $  4,248,259              N/A
Shares outstanding ...........................         744,760              N/A
Net asset value per share ....................    $       5.70              N/A

Institutional Class, $0.01 Par Value
Net assets ...................................    $  4,855,443              N/A
Shares outstanding ...........................         851,916              N/A
Net asset value per share ....................    $       5.70              N/A


See Notes to Financial Statements         www.americancentury.com          29


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                    VALUE              EQUITY
                                                                       INCOME
INVESTMENT INCOME

Income:

Dividends (including $1,971,677 from
   affiliates for Value and net of
   foreign taxes withheld of $123,471
   and $23,965, respectively) .............     $  18,833,574      $   5,284,743
Interest ..................................         3,497,716          1,191,403
                                                -------------      -------------
                                                   22,331,290          6,476,146
                                                -------------      -------------
Expenses (Note 2):
Management fees ...........................         7,502,468          1,640,852
Distribution fees -- Advisor Class ........            82,051             25,097
Service fees -- Advisor Class .............            82,051             25,097
Directors' fees and expenses ..............             6,376              1,201
                                                -------------      -------------
                                                    7,672,946          1,692,247
                                                -------------      -------------
Net investment income .....................        14,658,344          4,783,899
                                                -------------      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:

Investments (includes $(12,093,340)
   and $(133,413) from affiliates,
   for Value and Equity Income,
   respectively) ..........................         5,471,072          3,956,442
Foreign currency transactions .............          (114,354)            16,097
                                                -------------      -------------
                                                    5,356,718          3,972,539
                                                -------------      -------------
Change in net unrealized
appreciation on:

Investments ...............................        80,549,802         22,126,018
                                                -------------      -------------
Net realized and unrealized gain on
   investments and foreign currency .......        85,906,520         26,098,557
                                                -------------      -------------
Net Increase in Net Assets
   Resulting from Operations ..............     $ 100,564,864      $  30,882,456
                                                =============      =============


 30          1-800-345-2021                 See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                        SMALL CAP      LARGE CAP
                                                          VALUE          VALUE
INVESTMENT INCOME

Income:

Dividends (net of foreign taxes
   withheld $0, and $805, respectively) ..........     $  226,832     $  153,772
Interest .........................................         61,114         12,774
                                                       ----------     ----------
                                                          287,946        166,546
                                                       ----------     ----------

Expenses (Note 2):

Management fees ..................................        165,231         60,863
Distribution fees -- Advisor Class ...............          1,754           --
Service fees -- Advisor Class ....................          1,754           --
Directors' fees and expenses .....................            119             53
                                                       ----------     ----------
                                                          168,858         60,916
                                                       ----------     ----------
Net investment income ............................        119,088        105,630
                                                       ----------     ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:

Investments ......................................      1,686,243         19,781
Foreign currency transactions ....................           --             --
                                                       ----------     ----------
                                                        1,686,243         19,781
                                                       ----------     ----------

Change in net unrealized appreciation on:
Investments ......................................      1,546,975        402,727
                                                       ----------     ----------

Net realized and unrealized gain on
   investments and foreign currency ..............      3,233,218        422,508
                                                       ----------     ----------

Net Increase in Net Assets Resulting
   from Operations ...............................     $3,352,306     $  528,138
                                                       ==========     ==========


See Notes to Financial Statements         www.americancentury.com          31


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous pages for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND THE YEAR ENDED MARCH 31, 2000

Increase (Decrease) in Net Assets

                                              VALUE                         EQUITY INCOME
                                   SEPT. 30, 2000  MARCH 31, 2000   SEPT. 30, 2000   MARCH 31, 2000

OPERATIONS

Net investment income .......... $    14,658,344  $    27,456,716  $     4,783,899  $    12,072,464
Net realized gain (loss)
   on investments and
   foreign currency transactions       5,356,718      (64,634,047)       3,972,539       (4,967,548)
Change in net unrealized
   appreciation (depreciation)
   on investments ..............      80,549,802       54,410,260       22,126,018         (946,610)
                                 ---------------  ---------------  ---------------  ---------------
Net increase in net assets
   resulting from operations ...     100,564,864       17,232,929       30,882,456        6,158,306
                                 ---------------  ---------------  ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...............     (13,113,984)     (25,653,978)      (4,468,248)     (11,012,731)
  Advisor Class ................        (566,442)        (772,801)        (267,073)        (597,277)
  Institutional Class ..........      (1,124,594)      (1,071,307)        (222,563)        (364,992)

From net realized gains
on investment transactions:
  Investor Class ...............            --               --               --         (1,310,069)
  Advisor Class ................            --               --               --            (86,899)
  Institutional Class ..........            --               --               --            (37,489)

In excess of net realized gains
on investment transactions:
  Investor Class ...............            --       (115,434,046)            --        (24,998,209)
  Advisor Class ................            --         (4,234,803)            --         (1,632,922)
  Institutional Class ..........            --         (4,904,936)            --           (714,849)
                                 ---------------  ---------------  ---------------  ---------------
Decrease in net assets
   from distributions ..........     (14,805,020)    (152,071,871)      (4,957,884)     (40,755,437)
                                 ---------------  ---------------  ---------------  ---------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)

Net increase (decrease) in
   net assets from capital
   share transactions ..........     (75,488,789)    (129,951,071)      (2,181,685)      39,795,865
                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
   in net assets ...............      10,271,055     (264,790,013)      23,742,887        5,198,734

NET ASSETS

Beginning of period ............   1,545,171,380    1,809,961,393      316,688,920      311,490,186
                                 ---------------  ---------------  ---------------  ---------------
End of period .................. $ 1,555,442,435  $ 1,545,171,380  $   340,431,807  $   316,688,920
                                 ===============  ===============  ===============  ===============

Undistributed net investment
   income (loss) ............... $        70,149  $       261,825  $        (4,614) $       169,371
                                 ===============  ===============  ===============  ===============


 32          1-800-345-2021                  See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND THE YEAR ENDED
MARCH 31, 2000

                                          SMALL CAP VALUE                LARGE CAP VALUE
                                     SEPT. 30, 2000  MARCH 31, 2000  SEPT. 30, 2000 MARCH 31, 2000
Increase in Net Assets

OPERATIONS
Net investment income .............  $    119,088   $    194,751   $    105,630   $    137,224
Net realized gain (loss) on
   investments and
  foreign currency transactions ...     1,686,243        733,268         19,781        (54,978)
Change in net unrealized
   appreciation (depreciation)
   on investments .................     1,546,975        969,916        402,727       (859,605)
                                     ------------   ------------   ------------   ------------
Net increase (decrease) in
   net assets resulting
   from operations ................     3,352,306      1,897,935        528,138       (777,359)
                                     ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ..................      (102,806)      (195,699)      (112,132)      (134,963)
  Advisor Class ...................        (6,004)          (260)          --             --
  Institutional Class .............       (17,272)       (17,199)          --             --

From net realized gains
on investment transactions:
  Investor Class ..................          --         (674,150)          --             --
  Advisor Class ...................          --             --             --             --
  Institutional Class .............          --          (19,226)          --             --

In excess of net realized gains
on investment transactions:
  Investor Class ..................          --         (351,429)          --             --
  Advisor Class ...................          --             --             --             --
  Institutional Class .............          --           (9,963)          --             --
                                     ------------   ------------   ------------   ------------
Decrease in net assets
   from distributions .............      (126,082)    (1,267,926)      (112,132)      (134,963)
                                     ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)

Net increase in net assets from
capital
  share transactions ..............    15,311,858      7,114,046        156,102     13,583,301
                                     ------------   ------------   ------------   ------------
Net increase in net assets ........    18,538,082      7,744,055        572,108     12,670,979

NET ASSETS

Beginning of period ...............    20,140,324     12,396,269     12,670,979           --
                                     ------------   ------------   ------------   ------------
End of period .....................  $ 38,678,406   $ 20,140,324   $ 13,243,087   $ 12,670,979
                                     ============   ============   ============   ============

Undistributed net investment
   income (loss) ..................  $     (2,890)  $      4,105   $     (4,241)  $      2,261
                                     ============   ============   ============   ============

(1)  July 30, 1999 (inception) through March 31, 2000.


See Notes to Financial Statements         www.americancentury.com          33


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Value Fund (Value), Equity Income Fund (Equity Income), Small Cap Value Fund (Small Cap Value), and Large Cap Value Fund (Large Cap Value) (the funds) are four of the six funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Value, Small Cap Value and Large Cap Value is long-term capital growth. The production of income is a secondary objective. Value, Small Cap Value and Large Cap Value seek to achieve their investment objective by primarily investing in equity securities of companies that management believes to be undervalued at the time of purchase. Small Cap Value invests in companies with smaller market capitalization, Value invests in companies with medium to large market capitalization, and Large Cap Value invests in companies with larger market capitalization. The investment objective of Equity Income is the production of current income through investments in income-producing equity securities. Capital appreciation is a secondary objective. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class had not commenced for Large Cap Value as of September 30, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2000, Large Cap Value had accumulated net realized capital loss carryovers for federal income tax purposes of $4,788 (expiring in 2008) which may be used to offset future taxable gains.

    For the five month period ended March 31, 2000, Value, Equity Income, and Small Cap Value incurred net capital losses of $173,002,368, $25,386,721, and $73,910, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.


 34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. Following are the management fee schedules for the funds:

                  Value     Equity      Small Cap           Large Cap
                            Income        Value               Value
Investor          1.00%     1.00%         1.25%           0.70% to 0.90%
Advisor           0.75%     0.75%         1.00%           0.45% to 0.65%
Institutional     0.80%     0.80%         1.05%           0.50% to 0.70%

    The management fee for Large Cap Value varies depending on fund asset levels. As fund assets increase, the fee applied decreases. For the period ended September 30, 2000, the effective annual Investor Class management fee for Large Cap Value was 0.90%.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six month period ended were $164,102, $50,194, and $3,508 for Value, Equity Income, and Small Cap Value, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Service, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended September 30, 2000 for Value, Equity Income, Small Cap Value, and Large Cap Value, were as follows:

                           VALUE         EQUITY INCOME   SMALL CAP VALUE   LARGE CAP VALUE

Purchases               $872,449,250     $272,776,262     $32,482,678        $3,995,495
========================================================================================
Proceeds from sales   $1,020,475,074     $282,049,877     $17,899,710        $4,048,990

  On September 30, 2000, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                           VALUE         EQUITY INCOME    SMALL CAP VALUE   LARGE CAP VALUE
Appreciation         $  122,813,616     $  17,895,415     $  3,058,656      $    935,573
Depreciation           (128,950,320)       (15,621,376)      (1,793,175)       (1,433,603)
                    ----------------   ----------------   ----------------   ----------------
Net                  $  (6,136,704)     $  2,274,039      $  1,265,481      $  (498,030)
                    ================   ================   ================   ================
Federal Tax Cost      $1,556,804,874    $  338,318,151    $  35,726,143     $  13,723,650
                    ================   ================   ================   ================


                                         www.americancentury.com          35


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:
                                                         VALUE                       EQUITY INCOME
                                               SHARES            AMOUNT          SHARES          AMOUNT
INVESTOR CLASS
Shares authorized ........................   500,000,000                       75,000,000
                                          ==============                    ==============
Six months ended September 30, 2000
Sold .....................................    50,396,637    $ 271,334,843     24,344,585      $135,306,892
Issued in reinvestment of distributions ..     2,384,170       12,959,653        734,020         4,213,167
Redeemed .................................   (69,701,611)    (373,275,511)   (25,007,602)    (139,700,614)
                                          --------------   --------------   --------------   --------------
Net increase (decrease) ..................   (16,920,804)   $  (88,981,015)       71,003    $    (180,555)
                                          ==============   ==============   ==============   ==============

Year ended March 31, 2000
Sold .....................................   186,053,261   $ 1,117,033,732     35,646,612      $220,011,159
Issued in reinvestment of distributions ..    25,598,938       139,493,288      6,084,481        34,369,985
Redeemed .................................  (250,174,546)   (1,463,357,452)   (40,203,694)    (237,400,931)
                                          --------------   --------------   --------------   --------------
Net increase (decrease) ..................   (38,522,347)  $  (206,830,432)     1,527,399    $   16,980,213
                                          ==============   ==============   ==============   ==============

ADVISOR CLASS
Shares authorized ........................    25,000,000                       25,000,000
                                          ==============                    ==============
Six months ended September 30, 2000
Sold .....................................     5,654,778      $29,772,686        644,230       $ 3,523,436
Issued in reinvestment of distributions ..       100,701          548,863         44,697           256,502
Redeemed .................................    (4,735,594)     (24,818,114)    (1,042,153)      (5,790,579)
                                          --------------   --------------   --------------   --------------
Net increase (decrease) ..................     1,019,885     $  5,503,435       (353,226)     $(2,010,641)
                                          ==============   ==============   ==============   ==============

Year ended March 31, 2000
Sold .....................................     8,119,010      $47,286,198       4,221,019     $ 25,880,618
Issued in reinvestment of distributions ..       900,517        4,889,948         387,918        2,177,940
Redeemed .................................    (6,972,925)     (40,826,420)     (2,982,534)     (17,692,229)
                                          --------------   --------------   --------------   --------------
Net increase (decrease) ..................     2,046,602      $11,349,726       1,626,403     $ 10,366,329
                                          ==============   ==============   ==============   ==============

INSTITUTIONAL CLASS
Shares authorized ........................    25,000,000                       25,000,000
                                          ==============                    ==============
Six months ended September 30, 2000
Sold .....................................     5,867,100      $31,734,904      1,216,087        $7,006,043
Issued in reinvestment of distributions ..       198,502        1,083,214         22,122           125,748
Redeemed .................................    (4,561,923)     (24,829,327)    (1,239,225)      (7,122,280)
                                          --------------   --------------   --------------   --------------
Net increase (decrease) ..................     1,503,679     $  7,988,791         (1,016)      $     9,511
                                          ==============   ==============   ==============   ==============

Year ended March 31, 2000
Sold .....................................    15,501,895      $89,167,470      2,511,738       $15,122,592
Issued in reinvestment of distributions ..     1,078,998        5,826,592        182,011         1,022,370
Redeemed .................................    (5,102,420)     (29,464,427)      (647,360)      (3,695,639)
                                          --------------   --------------   --------------   --------------
Net increase .............................    11,478,473      $65,529,635      2,046,389       $12,449,323
                                          ==============   ==============   ==============   ==============


 36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows:
                                                   SMALL CAP VALUE                  LARGE CAP VALUE
                                               SHARES            AMOUNT          SHARES          AMOUNT

INVESTOR CLASS
Shares authorized ........................    50,000,000                      50,000,000
                                          ==============                   ==============
Six months ended September 30, 2000
Sold .....................................     2,846,233      $15,351,850        847,393        $3,924,317
Issued in reinvestment of distributions ..        18,419          100,067         23,028           105,668
Redeemed .................................    (1,183,794)      (6,256,837)      (835,647)      (3,873,883)
                                          --------------   --------------   --------------   --------------
Net increase .............................     1,680,858     $  9,195,080         34,774      $   156,102
                                          ==============   ==============   ==============   ==============

Year ended March 31, 2000
Sold .....................................     5,348,105    $  26,704,906      4,620,800       $22,127,099
Issued in reinvestment of distributions ..       261,755        1,209,414         27,851           128,228
Redeemed .................................    (4,509,836)     (22,066,727)    (1,886,518)      (8,672,026)
                                          --------------   --------------   --------------   --------------
Net increase .............................     1,100,024     $  5,847,593      2,762,133       $13,583,301
                                          ==============   ==============   ==============   ==============

ADVISOR CLASS
Shares authorized ........................    25,000,000                      25,000,000
                                          ==============                   ==============
Six months ended September 30, 2000
Sold .....................................     1,188,320       $6,547,196
Issued in reinvestment of distributions ..         1,079            5,974
Redeemed .................................      (462,731)      (2,540,769)
                                          --------------   --------------
Net increase .............................       726,668     $  4,012,401
                                          ==============   ==============

Year ended March 31, 2000
Sold .....................................        18,043          $84,220
Issued in reinvestment of distributions ..            52              260
Redeemed .................................            (3)            (12)
                                          --------------   --------------
Net increase .............................        18,092          $84,468
                                          ==============   ==============

INSTITUTIONAL CLASS
Shares authorized ........................    25,000,000                      25,000,000
                                          ==============                   ==============
Six months ended September 30, 2000
Sold .....................................       411,009       $2,255,284
Issued in reinvestment of distributions ..         2,606           14,112
Redeemed .................................       (29,751)        (165,019)
                                          --------------   --------------
Net increase .............................       383,864       $2,104,377
                                          ==============   ==============

Year ended March 31, 2000
Sold .....................................       383,046       $1,788,334
Issued in reinvestment of distributions ..         7,871           36,738
Redeemed .................................      (131,063)        (643,087)
                                          --------------   --------------
Net increase .............................       259,854       $1,181,985
                                          ==============   ==============


                                           www.americancentury.com          37


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2000 follows:

                                                                                                             SEPTEMBER 30, 2000
                              SHARE BALANCE   PURCHASE         SALES        REALIZED       DIVIDEND    ----------------------------
FUND/ISSUER                      3/31/00        COST           COST        GAIN (LOSS)      INCOME     SHARE BALANCE  MARKET VALUE

VALUE
AGL Resources Inc.              2,550,800          --      $ 11,580,376    $   (69,670)   $1,310,013     1,943,200     $38,985,450
Interstate Bakeries Corp.       3,333,400          --        70,229,917    (12,430,490)      432,257            --              --
LabOne, Inc.                       620,000         --         8,722,385     (5,849,104)           --       244,500       2,177,578
Superior
Industries
   International, Inc.          1,382,300          --        16,966,055      6,259,672       229,407       649,600      19,488,000
XTRA Corp.                        621,200          --            56,416         (3,748)           --       620,000      27,551,250

                                                   --      $107,555,149   $(12,093,340)   $1,971,677                   $88,202,278

EQUITY INCOME
National Presto
   Industries, Inc.               335,800    $834,441          $685,011      $(133,413)           --       343,800     $10,292,512

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six month period ended September 30, 2000.


 38      1-800-345-2021


Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                           FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                     Investor Class
                                             2000(1)          2000          1999           1998             1997         1996
PER-SHARE DATA

Net Asset Value, Beginning of Period ... $      5.35      $      5.77   $      7.73   $        6.58   $        6.32   $      5.46
                                         -----------      -----------   -----------   -------------   -------------   -----------
Income From Investment Operations
  Net Investment Income(2) .............        0.05             0.09          0.08            0.10            0.12          0.13
  Net Realized and Unrealized Gain(Loss)
     on Investment Transactions ........        0.32            (0.01)        (0.80)           2.35            0.87          1.34
                                         -----------      -----------   -----------   -------------   -------------   -----------
  Total From Investment Operations .....        0.37             0.08         (0.72)           2.45            0.99          1.47
                                         -----------      -----------   -----------   -------------   -------------   -----------
Distributions
  From Net Investment Income ...........       (0.05)           (0.09)        (0.09)          (0.10)          (0.12)        (0.12)
  In Excess of Net Investment Income ...        --               --            --              --             --(3)         (0.01)
     From Net Realized Gains
     on Investment Transactions ........        --               --           (1.15)          (1.20)          (0.61)        (0.48)
  In Excess of Net Realized Gains
     on Investment Transactions ........        --              (0.41)         --              --              --            --
                                         -----------      -----------   -----------   -------------   -------------   -----------
  Total Distributions ..................       (0.05)           (0.50)        (1.24)          (1.30)          (0.73)        (0.61)
                                         -----------      -----------   -----------   -------------   -------------   -----------
Net Asset Value, End of Period ......... $      5.67      $      5.35   $      5.77   $        7.73   $        6.58   $      6.32
                                         ===========      ===========   ===========   =============   =============   ===========
Total Return(4) ........................        7.01%            1.42%        (9.88)%         39.94%          15.92%        28.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
   Average Net Assets ..................        1.00%(5)         1.00%         1.00%           1.00%           1.00%         0.97%
Ratio of Net Investment Income to
   Average Net Assets ..................        1.90%(5)         1.48%         1.19%           1.38%           1.86%         2.17%
Portfolio Turnover Rate ................          62%             115%          130%            130%            111%          145%
Net Assets, End of Period (in thousands) $ 1,375,263      $ 1,388,646   $ 1,719,367   $   2,713,562   $   1,743,582   $   881,885

(1)  Six months ended September 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(5)  Annualized.


See Notes to Financial Statements           www.americancentury.com          39


Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                        Advisor Class
                                                                2000(1)         2000         1999         1998         1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ....................... $     5.36      $     5.77   $     7.73   $     6.58   $     6.71
                                                             ----------      ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(3) .................................       0.05            0.07         0.06         0.08         0.05
  Net Realized and Unrealized Gain (Loss) on
     Investment Transactions ...............................       0.31            0.01        (0.80)        2.35         0.48
                                                             ----------      ----------   ----------   ----------   ----------
  Total From Investment Operations .........................       0.36            0.08        (0.74)        2.43         0.53
                                                             ----------      ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ...............................      (0.05)          (0.08)       (0.07)       (0.08)       (0.05)
  In Excess of Net Investment Income .......................       --              --           --           --          --(4)
  From Net Realized Gains on Investment Transactions .......       --              --          (1.15)       (1.20)       (0.61)
  In Excess of Net Realized Gains on Investment Transactions       --             (0.41)        --           --           --
                                                             ----------      ----------   ----------   ----------   ----------
  Total Distributions ......................................      (0.05)          (0.49)       (1.22)       (1.28)       (0.66)
                                                             ----------      ----------   ----------   ----------   ----------
Net Asset Value, End of Period ............................. $     5.67      $     5.36   $     5.77   $     7.73   $     6.58
                                                             ==========      ==========   ==========   ==========   ==========
  Total Return(5) ..........................................       6.69%           1.36%      (10.09)%      39.60%        8.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..........       1.25%(6)        1.25%        1.25%        1.25%        1.25%(6)
Ratio of Net Investment Income to Average Net Assets .......       1.65%(6)        1.23%        0.94%        1.13%        1.50%(6)
Portfolio Turnover Rate ....................................         62%            115%         130%         130%         111%
Net Assets, End of Period (in thousands) ................... $   70,756      $   61,323   $   54,277   $   56,118   $   29,250

(1)  Six months ended September 30, 2000 (unaudited).

(2)  October 2, 1996 (commencement of sale) through March 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per share amount was less than $0.005.

(5)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(6)  Annualized.


 40          1-800-345-2021                 See Notes to Financial Statements


Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                                        Institutional Class
                                                                         2000(1)          2000         1999         1998(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............................... $      5.36      $      5.78  $      7.73  $      7.84
                                                                     -----------      -----------  -----------  -----------
Income From Investment Operations
  Net Investment Income(3) .........................................        0.06             0.10         0.10         0.15
  Net Realized and Unrealized Gain (Loss) on Investment Transactions        0.32            (0.01)       (0.80)        1.02
                                                                     -----------      -----------  -----------  -----------
  Total From Investment Operations .................................        0.38             0.09        (0.70)        1.17
                                                                     -----------      -----------  -----------  -----------
Distributions
  From Net Investment Income .......................................       (0.06)           (0.10)       (0.10)       (0.08)
  From Net Realized Gains on Investment Transactions ...............        --                .--        (1.15)       (1.20)
  In Excess of Net Realized Gains on Investment Transactions .......        --              (0.41)        --           --
                                                                     -----------      -----------  -----------  -----------
  Total Distributions ..............................................       (0.06)           (0.51)       (1.25)       (1.28)
                                                                     -----------      -----------  -----------  -----------
Net Asset Value, End of Period ..................................... $      5.68      $      5.36  $      5.78  $      7.73
                                                                     ===========      ===========  ===========  ===========
  Total Return(4) ..................................................        7.11%            1.65%       (9.52)%      17.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..................        0.80%(5)         0.80%        0.80%        0.80%(5)
Ratio of Net Investment Income to Average Net Assets ...............        2.10%(5)         1.68%        1.39%        2.97%(5)
Portfolio Turnover Rate ............................................          62%             115%         130%         130%
Net Assets, End of Period (in thousands) ........................... $   109,424      $    95,202  $    36,318  $     5,944

(1) Six months ended September 30, 2000 (unaudited).

(2) July 31, 1997 (commencement of sale) through March 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements         www.americancentury.com          41


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                             Investor Class
                                             2000(1)          2000          1999          1998          1997          1996
PER-SHARE DATA

Net Asset Value, Beginning of Period ... $      5.50      $      5.95   $      7.15   $      6.31   $      6.10   $      5.42
                                         -----------      -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(2) .............        0.08             0.21          0.22          0.25          0.22          0.20
  Net Realized and Unrealized Gain(Loss)
  on Investment Transactions ...........        0.44             0.03         (0.23)         1.99          0.75          1.13
                                         -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations .....        0.52             0.24         (0.01)         2.24          0.97          1.33
                                         -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ...........       (0.08)           (0.21)        (0.23)        (0.24)        (0.21)        (0.19)
  In Excess of Net Investment Income ...        --               --            --            --           --(3)         (0.01)
  From Net Realized Gains
  on Investment Transactions ...........        --              (0.02)        (0.96)        (1.16)        (0.55)        (0.45)
  In Excess of Net Realized Gains
  on Investment Transactions ...........        --              (0.46)         --            --            --            --
                                         -----------      -----------   -----------   -----------   -----------   -----------
  Total Distributions ..................       (0.08)           (0.69)        (1.19)        (1.40)        (0.76)        (0.65)
                                         -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ......... $      5.94      $      5.50   $      5.95   $      7.15   $      6.31   $      6.10
                                         ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(4) ......................        9.60%            3.88%        (0.44)%       37.78%        16.24%        25.67%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
   Average Net Assets ..................        1.00%(5)         1.00%         1.00%         1.00%         1.00%         0.98%
Ratio of Net Investment Income to
   Average Net Assets ..................        2.84%(5)         3.41%         3.31%         3.52%         3.46%         3.51%
Portfolio Turnover Rate ................          87%             141%          180%          158%          159%          170%
Net Assets, End of Period (in thousands) $   305,808      $   282,692   $   296,585   $   355,962   $   199,388   $   116,692

(1)  Six months ended September 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(5)  Annualized.


 42          1-800-345-2021                 See Notes to Financial Statements


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                          Advisor Class
                                                  2000(1)        2000         1999         1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........ $     5.50      $     5.95   $     7.16   $     6.31   $     6.57
                                              ----------      ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ..................       0.07            0.20         0.21         0.23         0.02
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .............       0.45            0.02        (0.24)        2.00        (0.21)
                                              ----------      ----------   ----------   ----------   ----------
  Total From Investment Operations ..........       0.52            0.22        (0.03)        2.23        (0.19)
                                              ----------      ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ................      (0.08)          (0.19)       (0.22)       (0.22)       (0.07)
  In Excess of Net Investment Income ........       --              --           --           --          --(4)
  From Net Realized Gains
     on Investment Transactions .............       --             (0.02)       (0.96)       (1.16)        --
  In Excess of Net Realized Gains
     on Investment Transactions .............       --             (0.46)        --           --           --
                                              ----------      ----------   ----------   ----------   ----------
  Total Distributions .......................      (0.08)          (0.67)       (1.18)       (1.38)       (0.07)
                                              ----------      ----------   ----------   ----------   ----------
Net Asset Value, End of Period .............. $     5.94      $     5.50   $     5.95   $     7.16   $     6.31
                                              ==========      ==========   ==========   ==========   ==========
  Total Return(5) ...........................       9.46%           3.61%       (0.75)%      37.71%       (2.89)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
    to Average Net Assets ...................       1.25%(6)        1.25%        1.25%        1.25%        1.25%(6)
Ratio of Net Investment Income
    to Average Net Assets ...................       2.59%(6)        3.16%        3.06%        3.27%        1.64%(6)
Portfolio Turnover Rate .....................         87%            141%         180%         158%         159%
Net Assets, End of Period (in thousands) .... $   19,811      $   20,281   $   12,251   $      731   $       18

(1)  Six months ended September 30, 2000 (unaudited).

(2)  March 7, 1997 (commencement of sale) through March 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per share amount was less than $0.005.

(5)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements         www.americancentury.com          43


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                        Institutional Class

                                               2000(1)         2000         1999(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ...... $     5.50      $     5.95   $     6.96
                                            ----------      ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ................       0.09            0.22         0.07
  Net Realized and Unrealized Gain
     on Investment Transactions ...........       0.45            0.03         0.06
                                            ----------      ----------   ----------
  Total From Investment Operations ........       0.54            0.25         0.13
                                            ----------      ----------   ----------
Distributions
  From Net Investment Income ..............      (0.09)          (0.22)       (0.18)
  From Net Realized Gains
     on Investment Transactions ...........       --             (0.02)       (0.96)
  In Excess of Net Realized Gains
     on Investment Transactions ...........       --             (0.46)        --
                                            ----------      ----------   ----------
  Total Distributions .....................      (0.09)          (0.70)       (1.14)
                                            ----------      ----------   ----------
Net Asset Value, End of Period ............ $     5.95      $     5.50   $     5.95
                                            ==========      ==========   ==========
  Total Return(4) .........................       9.89%           4.09%        1.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
     to Average Net Assets ................       0.80%(5)        0.80%        0.80%(5)
Ratio of Net Investment Income
     to Average Net Assets ................       3.04%(5)        3.61%        1.61%(5)
Portfolio Turnover Rate ...................         87%            141%         180%
Net Assets, End of Period (in thousands) .. $   14,813      $   13,716   $    2,654

(1)  Six months ended September 30, 2000 (unaudited).

(2)  July 8, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(5)  Annualized.


 44          1-800-345-2021                 See Notes to Financial Statements


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                              Investor Class
                                                                   2000(1)         2000         1999(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................... $     5.04      $     4.73   $     5.00
                                                                ----------      ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ....................................       0.02            0.05         0.03
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions ...............................       0.66            0.60        (0.24)
                                                                ----------      ----------   ----------
  Total From Investment Operations ............................       0.68            0.65        (0.21)
                                                                ----------      ----------   ----------
Distributions
  From Net Investment Income ..................................      (0.02)          (0.06)       (0.02)
  From Net Realized Gains on Investment Transactions ..........       --             (0.17)       (0.02)
  In Excess of Net Realized Gains on Investment Transactions ..       --             (0.11)       (0.02)
                                                                ----------      ----------   ----------
  Total Distributions .........................................      (0.02)          (0.34)       (0.06)
                                                                ----------      ----------   ----------
Net Asset Value, End of Period ................................ $     5.70      $     5.04   $     4.73
                                                                ==========      ==========   ==========
  Total Return(4) .............................................      13.58%          14.37%       (4.24)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............       1.25%(5)        1.25%        1.25%(5)
Ratio of Net Investment Income to Average Net Assets ..........       0.86%(5)        1.04%        1.02%(5)
Portfolio Turnover Rate .......................................         71%            178%         153%
Net Assets, End of Period (in thousands) ...................... $   29,575      $   17,690   $   11,410

(1)  Six months ended September 30, 2000 (unaudited).

(2)  July 31, 1998 (inception) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(5)  Annualized.


See Notes to Financial Statements         www.americancentury.com          45


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                             Advisor Class
                                                           2000(1)       2000(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .................. $    5.04      $    4.73
                                                        ---------      ---------
Income From Investment Operations
  Net Investment Income(3) ............................      0.02           0.03
  Net Realized and Unrealized Gain
     on Investment Transactions .......................      0.66           0.29
                                                        ---------      ---------
  Total From Investment Operations ....................      0.68           0.32
                                                        ---------      ---------
Distributions
  From Net Investment Income ..........................     (0.02)         (0.01)
                                                        ---------      ---------
Net Asset Value, End of Period ........................ $    5.70      $    5.04
                                                        =========      =========
  Total Return(4) .....................................     13.44%          6.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....      1.50%(5)       1.50%(5)
Ratio of Net Investment Income to Average Net Assets ..      0.61%(5)       2.21%(5)
Portfolio Turnover Rate ...............................        71%           178%
Net Assets, End of Period (in thousands) .............. $   4,248      $      91

(1)  Six months ended September 30, 2000 (unaudited).

(2)  December 31, 1999 (commencement of sale) through March 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(5)  Annualized.


 46          1-800-345-2021                 See Notes to Financial Statements


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                          Institutional Class
                                                                  2000(1)           2000     1999(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................... $    5.04      $    4.74   $    4.83
                                                                ---------      ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ....................................      0.03           0.07        0.03
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions ...............................      0.66           0.58       (0.06)
                                                                ---------      ---------   ---------
  Total From Investment Operations ............................      0.69           0.65       (0.03)
                                                                ---------      ---------   ---------
Distributions
  From Net Investment Income ..................................     (0.03)         (0.07)      (0.02)
  From Net Realized Gains on Investment Transactions ..........      --            (0.17)      (0.04)
  In Excess of Net Realized Gains on Investment Transactions ..      --            (0.11)       --
                                                                ---------      ---------   ---------
  Total Distributions .........................................     (0.03)         (0.35)      (0.06)
                                                                ---------      ---------   ---------
Net Asset Value, End of Period ................................ $    5.70      $    5.04   $    4.74
                                                                =========      =========   =========
  Total Return(4) .............................................     13.69%         14.39%      (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............      1.05%(5)       1.05%       1.05%(5)
Ratio of Net Investment Income to Average Net Assets ..........      1.06%(5)       1.24%       1.22%(5)
Portfolio Turnover Rate .......................................        71%           178%        153%
Net Assets, End of Period (in thousands) ...................... $   4,855      $   2,359   $     986

(1)  Six months ended September 30, 2000 (unaudited).

(2)  October 26, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(5)  Annualized.


See Notes to Financial Statements         www.americancentury.com          47


Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                               Investor Class
                                                            2000(1)        2000(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .................. $     4.59      $     5.00
                                                        ----------      ----------
Income From Investment Operations
  Net Investment Income(3) ............................       0.04            0.05
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .......................       0.14           (0.41)
                                                        ----------      ----------
  Total From Investment Operations ....................       0.18           (0.36)
                                                        ----------      ----------
Distributions
  From Net Investment Income ..........................      (0.04)          (0.05)
                                                        ----------      ----------
Net Asset Value, End of Period ........................ $     4.73      $     4.59
                                                        ==========      ==========
  Total Return(4) .....................................       4.14%          (7.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....       0.90%(5)        0.90%(5)
Ratio of Net Investment Income to Average Net Assets ..       1.56%(5)        1.72%(5)
Portfolio Turnover Rate ...............................         32%             51%
Net Assets, End of Period (in thousands) .............. $   13,243      $   12,671

(1)  Six months ended September 30, 2000 (unaudited).

(2)  July 30, 1999 (inception) through March 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
Total returns for periods less than one year are not
annualized.

(5)  Annualized.


 48          1-800-345-2021                 See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                              www.americancentury.com      49


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Value, Equity Income, Small Cap Value, and Large Cap Value are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all four funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income.

     AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

     AMERICAN CENTURY SMALL CAP VALUE focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap 600/BARRA Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

     AMERICAN CENTURY LARGE CAP VALUE seeks long-term capital growth with income as a secondary objective. The fund invests primarily in equity securities of large well-established companies that have good cash flow and reasonable growth prospects, and appear to be undervalued at the time of purchase. It uses a relative value approach, which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 INDEX is a capitalization- weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     THE S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

     THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

     THE LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper Inc., that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to- current earnings, book value, asset value, or other factors.

     THE S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

[left margin]

PORTFOLIO MANAGERS
  Value and Equity Income
       PHIL DAVIDSON, CFA
       SCOTT MOORE, CFA

  Small Cap Value
       TODD VINGERS, CFA
       BEN GIELE, CFA

  Large Cap Value
       MARK MALLON, CFA
       CHARLES RITTER, CFA


 50      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 39-48.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

* DIVIDEND YIELD -- a stock value measurement calculated by dividing the 12-month dividend per share by the current price of the share. Dividend yields for each of the stocks held in the fund are then weighted according to their proportion of fund assets and the resulting figures are averaged to arrive at the fund's dividend yield.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.


                                              www.americancentury.com      51


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9.9 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.


* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


 52      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0011                                 American Century Investment Services, Inc.
SH-ANN-22487                      (c)2000 American Century Services Corporation

[front cover]

September 30, 2000

                               AMERICAN CENTURY
                               Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

Real Estate

                                   [american century logo and text logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

REVIEW THE DAY'S MARKET ACTIVITY AT WWW.AMERICANCENTURY.COM

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

INFORMATION AND ADVANCE NOTICE

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

REVIEW THE WEEK

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

EASY TO FIND

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar seal]

     American Century's fund performance reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

REAL ESTATE
(REACX)
---------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     The six months covered by this report saw investors begin to look beyond technology stocks for ways to diversify and broaden their holdings. Many of them found a previously out-of-favor sector that offered attractive valuations and stability -- real estate investment trusts (REITs).

     Those two qualities alone were significant contributions during one of the most volatile periods in the market's history. But REITs also provided investors with solid earnings growth and the opportunity to take part in a neglected sector with strong fundamentals. That shift in investors' focus, along with intelligent stock selections, resulted in superior performance by American Century Real Estate.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/                             /signature/
James E. Stowers, Jr.                   James E. Stowers III
Founder and Chairman of the Board       Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ........................................................  2
   Market Perspective .......................................................  3

REAL ESTATE
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Top Ten Holdings .........................................................  6
   Yield ....................................................................  6
   Fund Allocation ..........................................................  7
   Schedule of Investments ..................................................  8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ...........................................................  9
   Statement of Operations .................................................. 10
   Statement of Changes
      in Net Assets ......................................................... 11
   Notes to Financial
      Statements ............................................................ 12
   Financial Highlights ..................................................... 16

OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 19
   Background Information
      Investment Philosophy
         and Policies ....................................................... 20
      Fund Management
         Team ............................................................... 20
      Fund Background ....................................................... 20
      Comparative Indices ................................................... 20
      Portfolio Manager ..................................................... 20
   Glossary ................................................................. 21


                                               www.americancentury.com       1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* After several years of focusing almost exclusively on technology stocks, investors broadened their holdings during the six months ended September 30, 2000, boosting real estate investment trusts (REITs) and other underappreciated sectors of the market.

* Many investors were drawn to the attractive valuations and stability of REITs as an alternative to the volatility and rich prices of most tech stocks.

* Another attraction was the favorable fundamentals of the REIT market. Real estate demand has been outstripping supply, leading to steady earnings growth for REITs. While the Nasdaq Composite Index declined in four of the six months during the period, the Morgan Stanley REIT Index advanced in each month.

* Every industry within the REIT sector turned in solid returns during the period. In particular, office and industrial REITs benefited from declining vacancies, rising rents, and a lag in the construction of new space.

ACRE

* The American Century Real Estate Fund (ACRE) posted a return of 20.05% during the six months ended September 30. ACRE outperformed the Morgan Stanley
   REIT Index, which gained 18.99%. The fund also surpassed the 19.37% average return of the real estate funds tracked by Lipper Inc. The S&P 500 declined 3.60% during the period.

* ACRE focused on well-managed REITs that operate properties in tight markets and high-growth regions. These companies tended to outperform their weaker peers. The fund also benefited from overweight positions in office and industrial REITs, which were the top two performers in the REIT market. Merger and acquisition activity boosted the performance and long-term strategies of several fund holdings.

* The long-term performance of the REIT market is driven by the attractive income and steady growth of the underlying properties. While the sector's performance so far in 2000 has been strong, it still hasn't made up for two years of negative returns. Nonetheless, the fundamentals of the real estate market remain attractive, and REIT earnings continue to grow at a healthy pace.

[left margin]

                             REAL ESTATE(1)
                                (REACX)

       TOTAL RETURNS:                        AS OF 9/30/00
          6 Months                                  20.05%(2)
          1 Year                                    21.61%
          30-Day SEC Yield                           5.31%
       INCEPTION DATE:                             9/21/95
       NET ASSETS:                          $106.6 million(3)

(1) Investor Class.
(2) Not annualized.
(3) Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

PERFORMANCE OVERVIEW

     The winds of change blew through the U.S. stock market during the six months ended September 30, 2000. After posting returns of 20% or more for the past five years, the broader market declined as signs of a slowing global economy led to concerns about corporate profits. In contrast, real estate investment trusts (REITs), which invest in shopping centers, apartments and other rental property, produced very strong returns after more than two years of disappointing performance (see the table at right).

AN ALTERNATIVE TO TECHNOLOGY

     The REIT market has been in a rut since late 1997, when investors began focusing their attention almost exclusively on technology stocks. Investors embraced the potential of electronic commerce and bid up the stock prices of "dot-coms" and other Internet- and computer-related companies. As technology stocks soared throughout 1998 and 1999, REITs were largely ignored, posting negative returns.

     However, this year brought a sharp reversal in investor sentiment. After the tech sector peaked in March and began its precipitous decline, investors began to question sustainability and profitability in the technology sector. Many began to seek out opportunities in undervalued, underappreciated sectors of the market, such as REITs.

     The graph at right shows the degree to which REITs and technology stocks moved in opposite directions during the past six months. The Nasdaq Composite Index, which is dominated by tech stocks, fell in four of the six months, while the Morgan Stanley REIT Index rose in each of those months.

     Here's another illustrative statistic -- according to a study done by J.P. Morgan & Co., the Nasdaq and the Morgan Stanley REIT Index have had a correlation of approximately -0.6 this year. A correlation of 1.0 means they move an equal amount in the same direction; a correlation of -1.0 means they move an equal amount in the opposite direction.

FUNDAMENTALLY STRONG

     Investors returned to the REIT sector in part because it had been beaten down, but they were also attracted by the favorable fundamentals in the property market.

     Demand has remained consistently strong, especially for commercial real estate, while supply has grown increasingly constrained. Construction of new space is under way, but it hasn't been enough to keep up with demand. As a result, rents have risen steadily, fueling healthy earnings growth for many REITs.

SECTOR PERFORMANCE

     Every industry within the REIT sector produced solid returns during the period. Industrial and office companies were the top performers. Rent growth has been especially high among office buildings and industrial complexes, thanks to low vacancy rates. Again, supply of new space isn't meeting demand.

[right margin]

"INVESTORS RETURNED TO THE REIT SECTOR IN PART BECAUSE IT HAD BEEN BEATEN DOWN, BUT THEY WERE ALSO ATTRACTED BY THE FAVORABLE FUNDAMENTALS IN THE PROPERTY MARKET."

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

S&P 500                  -3.60%
MORGAN STANLEY REIT      18.99%
NASDAQ COMPOSITE        -19.68%

Source: Lipper Inc. and Russell/Mellon Analytical

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

[data for line chart below]

              S&P 500       Morgan Stanley REIT        Nasdaq Composite
3/31/00        $1.00               $1.00                    $1.00
4/30/00        $0.97               $1.07                    $0.84
5/31/00        $0.95               $1.08                    $0.74
6/30/00        $0.97               $1.10                    $0.87
7/31/00        $0.96               $1.20                    $0.82
8/31/00        $1.02               $1.15                    $0.92
9/30/00        $0.96               $1.19                    $0.80

Value on 9/30/00
S&P 500                $0.96
Morgan Stanley REIT    $1.19
Nasdaq Composite       $0.80


                                                  www.americancentury.com     3


ACRE--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                               INVESTOR CLASS                    ADVISOR CLASS               INSTITUTIONAL CLASS
                           (INCEPTION 9/21/95)(1)             (INCEPTION 10/6/98)            (INCEPTION 6/16/97)

                        ACRE   WILSHIRE     MORGAN       ACRE   WILSHIRE     MORGAN       ACRE   WILSHIRE     MORGAN
                                 REIT    STANLEY REIT             REIT    STANLEY REIT             REIT    STANLEY REIT

6 MONTHS(2)            20.05%   21.60%      18.99%      19.82%   21.60%      18.99%      20.08%   21.60%      18.99%
1 YEAR                 21.61%   25.45%      21.25%      21.22%   25.45%      21.25%      21.88%   25.45%      21.25%

AVERAGE ANNUAL RETURNS

3 YEARS                -0.93%    0.78%      -0.72%        --       --          --        -0.69%    0.78%      -0.72%
5 YEARS                12.36%   11.56%      10.27%        --       --          --          --        --         --
LIFE OF FUND           12.33%   11.56%(3)   10.27%(3)   12.25%    9.29%(4)    6.83%(4)    4.34%    4.29%(5)    2.76%(5)

(1) The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2)  Returns for periods less than one year are not annualized.

(3) Since 9/30/95, the date nearest the class's inception for which data are available.

(4) Since 9/30/98, the date nearest the class's inception for which data are available.

(5) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 19-22 for information about share classes, the indices and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[data for mountain chart below]

                                  Morgan
                   ACRE        Stanley REIT     Wilshire REIT
9/21/1995        $10,000          $10,000          $10,000
12/31/1995       $10,500          $10,441          $10,405
3/31/1996        $10,883          $10,651          $10,685
6/30/1996        $11,350          $11,106          $11,123
9/30/1996        $12,329          $11,827          $11,873
12/31/1996       $14,784          $14,189          $14,259
3/31/1997        $15,320          $14,220          $14,403
6/30/1997        $16,096          $14,921          $15,076
9/30/1997        $18,438          $16,661          $16,882
12/31/1997       $18,510          $16,825          $17,063
3/31/1998        $18,386          $16,704          $16,892
6/30/1998        $17,529          $15,970          $16,189
9/30/1998        $15,189          $14,285          $14,466
12/31/1998       $15,159          $13,982          $14,161
3/31/1999        $14,518          $13,309          $13,581
6/30/1999        $16,287          $14,628          $15,015
9/30/1999        $14,743          $13,445          $13,774
12/31/1999       $14,749          $13,345          $13,806
3/31/2000        $14,934          $13,700          $14,219
6/30/2000        $16,579          $15,121          $15,812
9/30/2000        $17,930          $16,302          $17,291

$10,000 investment made 9/21/95

Value on 9/30/00
ACRE                     $17,930
Wilshire REIT            $17,291
Morgan Stanley REIT      $16,302

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Wilshire REIT Index and Morgan Stanley REIT Index are provided for comparison in each graph. The indices' returns in both graphs are since 9/30/95, the date nearest the Investor Class's inception for which data are available. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

[data for bar chart below]

                ACRE           Morgan Stanley REIT       Wilshire REIT
9/30/96*       23.16%                 18.27%                 18.73%
9/30/97        49.58%                 40.88%                 42.20%
9/30/98       -17.62%                -14.26%                -14.31%
9/30/99        -2.94%                 -5.88%                 -4.78%
9/30/00        21.61%                 21.25%                 25.45%

* From 9/21/95 to 9/30/96.


4      1-800-345-2021


ACRE--Q&A
--------------------------------------------------------------------------------

[photo of Daniel O'Connor]

     An interview with Daniel O'Connor, a portfolio manager on the American Century Real Estate (ACRE) fund investment team. Mr. O'Connor works for J.P. Morgan Investment Management, which took over day-to-day management responsibilities of ACRE from RREEF America on January 1, 2000.

HOW DID ACRE PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     The fund returned 20.05%, reflecting the strong recovery of real estate investment trusts (REITs).* This performance beat both the 18.99% return of its benchmark, the Morgan Stanley REIT Index, and the 19.37% average return of the real estate funds tracked by Lipper Inc. (See the previous page for additional fund performance comparisons.) The S&P 500, a broad stock market measure, fell 3.60%.

WHY DID THE FUND PERFORM SO WELL COMPARED WITH ITS BENCHMARK AND PEERS?

     The most important factor was probably our decision to overweight office and industrial REITs compared with the index. These two areas of the market were the best performers during the six-month period, and they made up more than a third of the fund's portfolio.

     We've been attracted to office REITs -- and this applies to industrial REITs as well -- because they have the strongest fundamentals in the real estate sector. Low vacancy rates, consistently strong demand for office space, and a limited amount of new construction has led to healthy rent increases, which, in turn, have produced spectacular earnings growth for office REITs.

CAN YOU GIVE SOME EXAMPLES OF YOUR FAVORITE OFFICE AND INDUSTRIAL HOLDINGS?

     One of ACRE's better performers was Arden Realty, an office REIT based in Southern California. The company's properties benefited from declining vacancies and increasing rental rates. In addition, Arden is finally getting recognition for its exposure to the Los Angeles-San Diego area, one of the strongest office markets in the country. Arden shares were up more than 30% during the six-month period.

     The fund also benefited from positions in Spieker Properties (up 33%) and Mission West Properties (up 67%), two office REITs with sizable property portfolios in Silicon Valley. The Valley is one of the strongest markets in the country -- earlier this year, property owners were seeing rental rate increases in excess of 50% on new leases.

     Among industrial REITs, Prologis (up 27%) was the fund's best performer and a top-10 holding. Low vacancies in its property portfolio, combined with a high-yielding development pipeline, boosted the company's operating profits. Prologis, and others in that field, rent buildings to light manufacturing businesses.

THE FUND'S LARGEST HOLDING IS ANOTHER OFFICE REIT, EQUITY OFFICE PROPERTIES, WHICH MAKES UP NEARLY 10% OF THE PORTFOLIO. WHY SUCH A LARGE POSITION?

     Equity Office is the largest REIT in the nation, partly because of its recently completed acquisition of Cornerstone

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"LOW VACANCY RATES, CONSISTENTLY STRONG DEMAND FOR OFFICE SPACE, AND A LIMITED AMOUNT OF NEW CONSTRUCTION HAS LED TO HEALTHY RENT INCREASES, WHICH, IN TURN, HAVE PRODUCED SPECTACULAR EARNINGS GROWTH FOR OFFICE REITS."

PORTFOLIO AT A GLANCE

                            9/30/00           3/31/00

NO. OF COMPANIES              38                36

MEDIAN REIT
   FFO* RATIO                 6.3               7.9

MEDIAN MARKET               $1.67             $1.25
   CAPITALIZATION          BILLION           BILLION

WEIGHTED MARKET             $3.07             $2.13
   CAPITALIZATION          BILLION           BILLION

PORTFOLIO TURNOVER          107%(1)           102%(2)

EXPENSE RATIO (FOR
   INVESTOR CLASS)         1.20%(3)          1.20%

*Funds from operations
(1)  Six months ended 9/30/00.
(2)  Year ended 3/31/00.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 21-22.


                                                  www.americancentury.com     5


ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Properties, another big office REIT. The combined company now constitutes more than 7% of the Morgan Stanley REIT Index.

     We hold a larger percentage because we think the long-term outlook for the company is excellent. We expect greater profit growth as Equity Office leverages its dominant position in a number of high-growth markets. In addition, the acquisition of Cornerstone has provided exposure to the strong Northern California market, and the embedded rental increases in this area should add to the company's bottom line.

WERE THERE ANY OTHER IMPORTANT MERGERS IN THE REIT MARKET?

     A couple of REITs were bought by other companies and taken private. The most significant of these was the acquisition of Urban Shopping Centers, a high-quality shopping mall REIT, by Rodamco, a Dutch real estate company. Rodamco paid a substantial premium for Urban's properties, and that drove Urban's share price up by nearly 70%. ACRE held an overweight position in Urban.

     Another important acquisition was one that never took place. Mack-Cali Realty, an office REIT, agreed to acquire Prentiss Properties in June. The move made little economic sense -- our view was that Mack-Cali was overpaying for a company that would dilute its property portfolio's exposure to tightly constrained markets. The market registered its protest by punishing Mack-Cali's share price, and by September, the two companies had called off the deal.

     When the merger was originally announced, we shifted from an overweight in Mack-Cali to an overweight in Prentiss, figuring that Prentiss would benefit whether the merger happened or not. This proved to be true, and we reduced our stake in Prentiss after the deal was abandoned.

ACRE HAD PLENTY OF SUCCESSES DURING THE PERIOD, BUT WAS THERE ANY BAD NEWS IN THE PORTFOLIO?

     With so few REITs posting negative returns, the main weaknesses in the portfolio were missed opportunities -- underweights that performed well.

     A good example is Archstone Community Properties, a residential REIT that returned 27% during the period. We'd been avoiding Archstone because many of its properties were in weak, overbuilt markets. However, Archstone has been repositioning its property portfolio into more desirable markets, and the company also agreed to buy back some of its shares.

     Although we added Archstone to the fund late in the period, we missed out on just about all of its gains.

HAVE THERE BEEN ANY NEW TRENDS DEVELOPING IN THE REIT MARKET?

     We're beginning to see a few firms issue new equity. In the mid-1990s, REITs raised the funds needed to buy properties by issuing new shares. But when REITs fell out of favor in 1998, that source of funding dried up, so companies stopped issuing equity. Instead, they started selling properties that were unprofitable or in weak markets and used the proceeds to buy new, more attractive properties.

     In the past few months, however, Kimco Realty issued 1.8 million new shares, and Equity Office Properties issued $300 million in convertible securities. Although the sizes of these offerings are relatively small, the market's tolerance for equity issuance --

[left margin]

TOP TEN HOLDINGS
                                   % OF FUND INVESTMENTS
                                   AS OF           AS OF
                                  9/30/00         3/31/00
EQUITY OFFICE
   PROPERTIES TRUST                9.5%            5.6%
EQUITY RESIDENTIAL
   PROPERTIES TRUST                8.6%            6.1%
VORNADO REALTY TRUST               5.7%            4.5%
PROLOGIS TRUST                     4.7%            5.4%
MERISTAR HOSPITALITY
   CORP.                           3.7%            3.4%
ARDEN REALTY, INC.                 3.6%            3.4%
SPIEKER PROPERTIES,
   INC.                            3.5%            1.3%
PUBLIC STORAGE, INC.               3.5%            5.2%
GENERAL GROWTH
   PROPERTIES, INC.                3.4%            2.9%
LIBERTY PROPERTY TRUST             3.4%            1.5%

YIELD AS OF SEPTEMBER 30, 2000
                                               30-DAY SEC YIELD
INVESTOR CLASS                                     5.31%
ADVISOR CLASS                                      5.05%
INSTITUTIONAL CLASS                                5.52%


6     1-800-345-2021


ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

even if only by a select group of premier companies--is a positive sign.

     That said, we don't expect a huge rash of new equity issuance in the months ahead. REITs appear to be showing remarkable restraint given the sector's previous excesses. Most companies have become cautious in their use of capital markets, and they continue to recycle their property portfolios into more promising projects rather than tap the equity markets.

DO YOU THINK REITS CAN MAINTAIN THEIR STRONG PERFORMANCE GOING FORWARD?

     Probably not at the same pace, but our outlook is still positive. Even though REITs have done well this year, it's really been a recovery from the excessive pessimism that produced the bear market of 1998 and 1999. If you look at the three-year returns of the fund and Morgan Stanley REIT Index, you can see that they're slightly negative, which means this year's healthy returns haven't yet made up for the declines of the previous two years.

     As a result, we still think the REIT market is fundamentally attractive. Supply remains constrained in most markets and property types. And while REIT performance has been essentially flat to slightly negative over the past three years, funds from operations (FFO) -- the REIT equivalent of earnings -- have averaged double-digit annual growth during that time.

     We're also seeing a quality distinction in the REIT market. Well-managed companies operating in tight markets and high-growth regions have been outperforming their weaker peers. We expect this trend to continue as investors cautiously return to the market.

     However, the REIT market doesn't operate in a vacuum -- its performance may be affected by upheaval in the broader equity market. Cash flows into REITs so far this year have mirrored flows out of the technology sector, and we may see this effect continue in the coming months.

     It's important to remember, though, that the long-term performance of the REIT market is driven by the underlying properties. Except for a few rare moments, core real estate returns reflect a mix of attractive income -- REITs have a current yield of 7% on average -- supported by steady growth.

HOW WILL THIS OUTLOOK AFFECT YOUR PLANS FOR ACRE IN THE COMING MONTHS?

     Our focus will remain on quality firms that are well-positioned in strong markets. We still like the outlook for office and industrial companies. In recent months, we've seen increased development in the office sector, with the bulk of new construction concentrated in tight markets, such as Boston, New York, Portland, and San Francisco. Overall, though, demand is still outstripping supply, and the low vacancy rates should be positive for rent growth.

[right margin]

"WE STILL THINK THE REIT MARKET IS FUNDAMENTALLY ATTRACTIVE."

FUND ALLOCATION
                                                      AS OF SEPTEMBER 30, 2000
* OFFICE                                                        25%
* MULTI-FAMILY RESIDENTIAL                                      23%
* MALLS & SHOPPING CENTERS                                      21%
* INDUSTRIAL                                                     9%
* DIVERSIFIED COMPANIES                                          7%
* STORAGE                                                        6%
* OTHER                                                          9%

[pie chart]

                                                        AS OF MARCH 31, 2000
* OFFICE                                                        23%
* MULTI-FAMILY RESIDENTIAL                                      20%
* MALLS & SHOPPING CENTERS                                      23%
* INDUSTRIAL                                                     7%
* DIVERSIFIED COMPANIES                                         11%
* STORAGE                                                        7%
* OTHER                                                          9%

[pie chart]


                                                  www.americancentury.com     7


ACRE--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS - 97.1%

CONSTRUCTION & REAL PROPERTY -- 0.6%

    17,000  Starwood Hotels & Resorts
               Worldwide, Inc.                                 $   531,250
                                                          ---------------------

DIVERSIFIED COMPANIES -- 7.3%
   117,600  Catellus Development Corp.(1)                        2,058,000
   101,300  Crescent Real Estate Equities Co.                    2,260,256
    94,124  Duke-Weeks Realty Corp.                              2,270,742
                                                          ---------------------
                                                                 6,588,998
                                                          ---------------------

HOTELS -- 5.6%
    77,000  Host Marriott Corp.                                    866,250
    22,900  Marriott International, Inc.                           834,419
   164,855  Meristar Hospitality Corp.                           3,338,314
                                                          ---------------------
                                                                 5,038,983
                                                          ---------------------

INDUSTRIAL -- 8.7%
    16,700  First Industrial Realty Trust, Inc.                    513,525
   112,500  Liberty Property Trust                               3,093,750
   180,410  Prologis Trust                                       4,284,738
                                                          ---------------------
                                                                 7,892,013
                                                          ---------------------

MULTI-FAMILY RESIDENTIAL -- 23.2%
    83,500  Archstone Communities Trust                          2,050,969
    42,269  AvalonBay Communities Inc.                           2,015,703
    17,400  BRE Properties                                         556,800
    85,189  Camden Property Trust                                2,640,859
   161,622  Equity Residential Properties Trust                  7,757,855
    97,430  Gables Residential Trust                             2,648,878
    55,500  Home Properties of New York, Inc.                    1,658,063
    67,200  Summit Properties Inc.                               1,617,000
                                                          ---------------------
                                                                20,946,127
                                                          ---------------------

NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS -- 11.1%
   117,700  Federal Realty Investment Trust                      2,251,013
    61,100  Kimco Realty Corporation                             2,581,475
   139,600  Vornado Realty Trust                                 5,182,650
                                                          ---------------------
                                                                10,015,138
                                                          ---------------------

Shares                                                            Value
-------------------------------------------------------------------------------

OFFICE -- 24.9%
   120,100  Arden Realty, Inc.                                $  3,220,181
    25,900  Boston Properties Inc.                               1,112,081
    35,000  CarrAmerica Realty Corp.                             1,058,750
    47,100  Cousins Properties Inc.                              2,028,244
   276,448  Equity Office Properties Trust                       8,587,166
    23,600  Kilroy Realty Corp.                                    629,825
    45,900  Mack-Cali Realty Corp.                               1,293,806
   108,400  Mission West Properties Inc.                         1,504,050
    55,200  Spieker Properties, Inc.                             3,177,450
                                                          ---------------------
                                                                22,611,553
                                                          ---------------------

REGIONAL MALLS -- 9.5%
    96,200  General Growth Properties, Inc.                      3,096,437
    58,500  IRT Property Co.                                       511,875
    68,100  Macerich Co. (The)                                   1,447,125
    64,200  Rouse Company                                        1,600,988
    44,300  Simon Property Group, Inc.                           1,038,281
    14,800  Urban Shopping Centers, Inc.                           703,000
    12,400  Western Properties Trust                               152,675
                                                          ---------------------
                                                                 8,550,381
                                                          ---------------------

STORAGE -- 6.2%
    52,560  Centerpoint Properties Corp. Cl A                    2,421,045
   132,348  Public Storage, Inc.                                 3,168,080
                                                          ---------------------
                                                                 5,589,125
                                                          ---------------------

TOTAL COMMON STOCKS                                             87,763,568
                                                          ---------------------
   (Cost $76,402,235)

TEMPORARY CASH INVESTMENTS -- 2.9%

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 6.45%,
       dated 9/29/00, due 10/2/00
       (Delivery value $2,601,397)                               2,600,000
                                                          ---------------------
   (Cost $2,600,000)

TOTAL INVESTMENT SECURITIES - 100.0%                           $90,363,568
                                                          =====================
   (Cost $79,002,235)


NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.


8       1-800-345-2021                       See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $79,002,235) (Note 3) ..................   $  90,363,568
Cash ..........................................................         791,345
Receivable for investments sold ...............................      16,548,118
Receivable for capital shares sold ............................          26,473
Dividends and interest receivable .............................         684,119
                                                                  -------------
                                                                    108,413,623
                                                                  -------------

LIABILITIES

Payable for investments purchased .............................       1,730,080
Accrued management fees (Note 2) ..............................         102,280
Distribution fees payable (Note 2) ............................           1,438
Service fees payable (Note 2) .................................           1,438
Payable for directors' fees and expenses ......................              38
                                                                  -------------
                                                                      1,835,274
                                                                  -------------
NET ASSETS ....................................................   $ 106,578,349
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................   $ 127,913,102
Undistributed net investment income ...........................         651,932
Accumulated net realized loss on investment transactions ......     (33,348,018)
Net unrealized appreciation on investments (Note 3) ...........      11,361,333
                                                                  -------------
                                                                  $ 106,578,349
                                                                  =============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets ....................................................   $  86,531,535
Shares outstanding ............................................       6,289,589
Net asset value per share .....................................   $       13.76

ADVISOR CLASS, $0.01 PAR VALUE
Net assets ....................................................   $   7,161,760
Shares outstanding ............................................         520,687
Net asset value per share .....................................   $       13.75

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets ....................................................   $  12,885,054
Shares outstanding ............................................         936,250
Net asset value per share .....................................   $       13.76


See Notes to Financial Statements                 www.americancentury.com     9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Dividends ......................................................     $ 3,808,818
Interest .......................................................          89,996
                                                                     -----------
                                                                       3,898,814
                                                                     -----------

EXPENSES (Note 2):
Management fees ................................................         651,303
Distribution fees -- Advisor Class .............................           8,020
Service fees -- Advisor Class ..................................           8,020
Directors' fees and expenses ...................................             293
                                                                     -----------
                                                                         667,636
                                                                     -----------

NET INVESTMENT INCOME ..........................................       3,231,178
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ...............................       3,822,559
Change in net unrealized appreciation on investments ...........      12,313,086
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................      16,135,645
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........     $19,366,823
                                                                     ===========


10        1-800-345-2021                      See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

INCREASE (DECREASE) IN NET ASSETS                                     SEPTEMBER 30, 2000  MARCH 31, 2000

OPERATIONS

Net investment income ................................................   $   3,231,178    $   7,998,276
Net realized gain (loss) on investments transactions .................       3,822,559      (22,624,326)
Change in net unrealized appreciation (depreciation) on investments ..      12,313,086       17,189,552
                                                                         -------------    -------------
Net increase in net assets resulting from operations .................      19,366,823        2,563,502
                                                                         -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class .....................................................      (2,098,616)      (5,683,209)
  Advisor Class ......................................................        (150,934)        (208,155)
  Institutional Class ................................................        (377,894)      (1,271,720)
                                                                         -------------    -------------
Decrease in net assets from distributions ............................      (2,627,444)      (7,163,084)
                                                                         -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net decrease in net assets from capital share transactions ...........      (4,782,993)     (37,826,998)
                                                                         -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS ................................      11,956,386      (42,426,580)

NET ASSETS

Beginning of period ..................................................      94,621,963      137,048,543
                                                                         -------------    -------------
End of period ........................................................   $ 106,578,349    $  94,621,963
                                                                         =============    =============

Undistributed net investment income ..................................   $     651,932    $      48,198
                                                                         =============    =============


See Notes to Financial Statements              www.americancentury.com       11


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Real Estate Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the fund as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal and state income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the policy of the fund to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2000 the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $17,682,932 (expiring in 2007 through 2008) which may be used to offset future taxable gains.

    For the five month period ended March 31, 2000, the fund incurred net capital losses of $17,337,181. The fund has elected to treat such losses as having been incurred in the following fiscal year.


12    1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month.

  The annual management fee for each class of Real Estate is as follows:

                              INVESTOR       ADVISOR       INSTITUTIONAL
                               CLASS          CLASS            CLASS

FUND AVERAGE NET ASSETS

$0 to $100,000,000 ..........  1.20%          0.95%            1.00%
Over $100,000,000 ...........  1.15%          0.90%            0.95%

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, an equity investor in American Century Companies, Inc.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the six month period ended September 30, 2000 were $16,040.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six month period ended September 30, 2000, were $110,124,674 and $130,487,950, respectively.

    As of September 30, 2000, accumulated net unrealized appreciation was $9,213,654, based on the aggregate cost of investments for federal income tax purposes of $81,149,914, which consisted of unrealized appreciation of $11,341,212 and unrealized depreciation of $2,127,558.


                                                  www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                SHARES              AMOUNT

INVESTOR CLASS

SHARES AUTHORIZED .........................   50,000,000
                                           ================
SIX MONTHS ENDED SEPTEMBER 30, 2000
Sold ......................................    6,517,095        $ 80,912,100
Issued in reinvestment of distributions ...      148,327           1,969,231
Redeemed ..................................   (6,661,117)        (83,145,663)
                                          -----------------   -----------------
Net increase (decrease) ...................        4,305        $   (264,332)
                                          =================   =================

YEAR ENDED MARCH 31, 2000
Sold ......................................   10,178,382       $ 125,814,882
Issued in reinvestment of distributions ...      443,712           5,211,042
Redeemed ..................................  (13,447,772)       (164,093,568)
                                          -----------------   -----------------
Net decrease ..............................   (2,825,678)      $ (33,067,644)
                                          =================   =================

ADVISOR CLASS

SHARES AUTHORIZED .........................   12,500,000
                                           ================
SIX MONTHS ENDED SEPTEMBER 30, 2000
Sold ......................................      216,912         $ 2,608,548
Issued in reinvestment of distributions ...       10,745             142,970
Redeemed ..................................     (162,890)         (1,881,224)
                                          -----------------   -----------------
Net increase ..............................       64,767         $   870,294
                                          =================   =================

YEAR ENDED MARCH 31, 2000
Sold ......................................      496,150         $ 6,097,594
Issued in reinvestment of distributions ...       16,812             192,141
Redeemed ..................................      (94,105)         (1,087,568)
                                          -----------------   -----------------
Net increase ..............................      418,857         $ 5,202,167
                                          =================   =================

INSTITUTIONAL CLASS

SHARES AUTHORIZED .........................   12,500,000
                                           ================
SIX MONTHS ENDED SEPTEMBER 30, 2000
Sold ......................................      497,618         $  5,821,745
Issued in reinvestment of distributions ...       26,040              345,011
Redeemed ..................................     (903,218)         (11,555,711)
                                          -----------------   -----------------
Net decrease ..............................     (379,560)        $ (5,388,955)
                                          =================   =================

YEAR ENDED MARCH 31, 2000
Sold ......................................    2,415,404         $ 28,971,588
Issued in reinvestment of distributions ...       91,834            1,074,105
Redeemed ..................................   (3,364,595)         (40,007,214)
                                          -----------------   -----------------
Net decrease ..............................     (857,357)        $ (9,961,521)
                                          =================   =================


14        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six month period ended September 30, 2000.


                                                www.americancentury.com      15

ACRE--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                Investor Class

                              2000(1)         2000           1999            1998(2)          1997           1996        1995(3)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ........ $  11.74     $     12.10    $     16.12     $     16.06      $     12.29    $      9.82 $     10.00
                             --------     -----------    -----------     -----------      -----------    ----------- -----------
Income From
Investment Operations

  Net Investment Income ....     0.38(4)         0.74(4)        0.73(4)         0.25(4)          0.67(4)        0.55        0.07

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions .............     1.96           (0.41)         (4.09)           0.26             4.13           2.27       (0.25)
                             --------     -----------    -----------     -----------      -----------    ----------- -----------
  Total From
  Investment Operations ....     2.34            0.33          (3.36)           0.51             4.80           2.82       (0.18)
                             --------     -----------    -----------     -----------      -----------    ----------- -----------
Distributions

  From Net Investment Income    (0.32)          (0.69)         (0.54)          (0.18)           (0.48)         (0.35)       --

  From Net Realized Gains on
  Investment Transactions ..     --              --            (0.12)          (0.27)           (0.55)          --          --
                             --------     -----------    -----------     -----------      -----------    ----------- -----------

  Total Distributions ......    (0.32)          (0.69)         (0.66)          (0.45)           (1.03)         (0.35)       --
                             --------     -----------    -----------     -----------      -----------    ----------- -----------

Net Asset Value,
End of Period .............. $  13.76     $     11.74    $     12.10     $     16.12      $     16.06    $     12.29 $      9.82
                             ========     ===========    ===========     ===========      ===========    =========== ===========

  TOTAL RETURN(5) ..........    20.05%           2.87%        (21.04)%          3.26%           40.69%         29.28%      (1.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets .........     1.19%(6)        1.20%          1.20%           1.15%(6)         1.17%          1.00%       1.50%(6)

Ratio of Operating
Expenses to Average
Net Assets (before
expense waivers and
reimbursements)(7) .........     1.19%(6)        1.20%          1.20%           1.20%(6)         1.82%          6.83%      14.83%(6)

Ratio of Net
Investment Income
to Average
Net Assets .................     6.00%(6)        5.95%          5.41%           3.75%(6)         4.48%          5.84%       6.66%(6)

Ratio of Net
Investment Income
to Average Net Assets
(before expense
waivers and
reimbursements)(7) .........     6.00%(6)        5.95%          5.41%           3.70%(6)         3.84%          0.01% (6.67)%(6)

Portfolio Turnover Rate ....      107%            102%            66%             28%              69%            86%       --

Net Assets,
End of Period
(in thousands) ............. $ 86,532     $    73,812    $   110,285     $   135,922      $    76,932    $     7,209 $     2,983

(1)  Six months ended September 30, 2000 (unaudited).

(2)  The period ended March 31, 1998, represents a five-month reporting period.
     The fund's fiscal year-end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(3)  September 21, 1995 (inception) through October 31, 1995.

(4)  Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.

(7) During the period ended October 31, 1996, and October 31, 1995, and for a portion of the period October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund. Also, prior to the unified management fee structure, effective
     July 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee which is paid for subadvisory services was waived.


16     1-800-345-2021                        See Notes to Financial Statements


ACRE--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                     Advisor Class

                                                          2000(1)        2000        1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................. $   11.74      $   12.10   $   12.22
                                                        ---------      ---------   ---------
Income From Investment Operations

  Net Investment Income(3) ............................      0.36           0.75        0.43

  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .......................      1.95          (0.45)      (0.15)
                                                        ---------      ---------   ---------

  Total From Investment Operations ....................      2.31           0.30        0.28
                                                        ---------      ---------   ---------
Distributions

  From Net Investment Income ..........................     (0.30)         (0.66)      (0.28)

  From Net Realized Gains on Investment Transactions ..      --             --         (0.12)
                                                        ---------      ---------   ---------

  Total Distributions .................................     (0.30)         (0.66)      (0.40)
                                                        ---------      ---------   ---------

Net Asset Value, End of Period ........................ $   13.75      $   11.74   $   12.10
                                                        =========      =========   =========

  TOTAL RETURN(4) .....................................     19.82%          2.62%       2.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....      1.44%(5)       1.45%       1.45%(5)

Ratio of Net Investment Income to Average Net Assets ..      5.75%(5)       5.70%       5.16%(5)

Portfolio Turnover Rate ...............................       107%           102%         66%

Net Assets, End of Period (in thousands) .............. $   7,162      $   5,353   $     449

(1)  Six months ended September 30, 2000 (unaudited).

(2)  October 6, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using averages shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements                www.americancentury.com     17


ACRE--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                     Institutional Class

                                               2000(1)         2000         1999         1998(2)         1997(3)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...... $    11.75      $    12.11   $    16.12   $    16.06      $    14.24
                                            ----------      ----------   ----------   ----------      ----------
Income From Investment Operations

  Net Investment Income(4) ................       0.38            0.75         0.78         0.26            0.28

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............       1.96           (0.38)       (4.09)        0.26            1.63
                                            ----------      ----------   ----------   ----------      ----------

  Total From Investment Operations ........       2.34            0.37        (3.31)        0.52            1.91
                                            ----------      ----------   ----------   ----------      ----------
Distributions

  From Net Investment Income ..............      (0.33)          (0.73)       (0.58)       (0.19)          (0.09)

  From Net Realized Gains
  on Investment Transactions ..............       --              --          (0.12)       (0.27)           --
                                            ----------      ----------   ----------   ----------      ----------

  Total Distributions .....................      (0.33)          (0.73)       (0.70)       (0.46)          (0.09)
                                            ----------      ----------   ----------   ----------      ----------

Net Asset Value, End of Period ............ $    13.76      $    11.75   $    12.11   $    16.12      $    16.06
                                            ==========      ==========   ==========   ==========      ==========

  TOTAL RETURN(5) .........................      20.08%           3.18%      (20.77)%       3.32%          13.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................       0.99%(6)        1.00%        1.00%        0.95%(6)        1.00%(6)

Ratio of Operating Expenses
to Average Net Assets
(before expense waivers
and reimbursements)(7) ....................       0.99%(6)        1.00%        1.00%        1.00%(6)        1.00%(6)

Ratio of Net Investment
Income to Average Net Assets ..............       6.20%(6)        6.15%        5.61%        4.00%(6)        4.85%(6)

Ratio of Net Investment Income
to Average Net Assets (before
expense waivers and reimbursements)(7) ....       6.20%(6)        6.15%        5.61%        3.95%(6)        4.85%(6)

Portfolio Turnover Rate ...................        107%            102%          66%          28%             69%

Net Assets, End of Period (in thousands) .. $   12,885      $   15,457   $   26,315   $   14,795      $   13,365

(1)  Six months ended September 30, 2000 (unaudited).

(2)  The period ended March 31, 1998, represents a five-month reporting period.
     The fund's fiscal year-end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended
     October 31.

(3)  June 16, 1997 (inception) through October 31, 1997.

(4)  Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.

(7) During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services was waived.


18       1-800-345-2021                       See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com    19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Specialty equity funds concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY REAL ESTATE FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

     ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

     Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than do funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

     RREEF America LLC, and its predecessor company, served as the fund's investment subadvisor from its inception until it resigned on December 31, 1999. In connection with its resignation, RREEF informed ACIM and the fund that RREEF had entered into an arrangement with J.P. Morgan Investment Management Inc. (JPMIM), providing for RREEF's resignation as subadvisor and the purchase by JPMIM from RREEF of certain books and records relating to the fund. JPMIM began subadvising the fund on January 1, 2000. JPMIM's parent company is a significant minority shareholder of ACIM's parent company. (See Note 2 in Notes to Financial Statements.)

FUND BACKGROUND

     To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

     The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

COMPARATIVE INDICES

     The following indices are used in the report as fund performance comparisons. They are not investment products available for purchase.

     The S&P SMALL CAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     The S&P MIDCAP 400 INDEX is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks in general.

     The S&P 500 INDEX is a capitalization-weighted index of 500 widely traded stocks. Created by Standard & Poor's, it is considered to represent the performance of the stock market in general.

     The MORGAN STANLEY REIT INDEX is a market capitalization-weighted total-return index of real estate investment trusts (REITs) that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks, assuming dividend reinvestment in the index on the ex-dividend date.

     The WILSHIRE REIT INDEX (full name: Wilshire Real Estate Securities Index - REIT component) is a market capitalization-weighted index composed of 98 equity REITs. It does not include special purpose or healthcare REITs.

[left margin]

PORTFOLIO MANAGER

  ACRE
----------------------------------
       DANIEL O'CONNOR


20    1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

INVESTMENT TERMS

* FUNDS FROM OPERATIONS (FFO)-- FFO is the most commonly used measure of a REIT's earnings performance. It is similar to the net income of non-real estate companies. FFO is the company's net income with real estate depreciation and amortization (excluding deferred financing costs) added back in. The FFO ratio is the price of the stock divided by the company's FFO. It is comparable to a P/E ratio. The median FFO is in the middle of the REIT's portfolio. Half the companies in the portfolio have FFOs greater than the median, and half have FFOs that are less. If the portfolio contains an even number of companies, then the median is the average of the two company FFOs in the middle.

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.


                                                  www.americancentury.com    21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9.9 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


22    1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com    23


Notes
--------------------------------------------------------------------------------


24    1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

-------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0011                              American Century Investment Services, Inc.
SH-SAN-22485                      (c)2000 American Century Services Corporation

[front cover]

September 30, 2000

AMERICAN CENTURY
Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

Equity Index

[american century logo and text logo (reg. sm)]
American
Century


[inside front cover]

[left margin]

EQUITY INDEX
(ACIVX)

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Review the day's market activity at  www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the

Wrap you're looking for in the left column.

[graphic of dalbar logo]

     American Century' s fund performance reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.





Table of Contents

   Report Highlights ........................................................  2
   Market Perspective .......................................................  3

EQUITY INDEX
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Top Ten Holdings .........................................................  6
   Top Five Industries ......................................................  6
   Types of Investments .....................................................  7
   Schedule of Investments ..................................................  8

FINANCIAL STATEMENTS
   Statement of Assets and Liabilities ...................................... 15
   Statement of Operations .................................................. 16
   Statement of Changes
      in Net Assets ......................................................... 17
   Notes to Financial
      Statements ............................................................ 18
   Financial Highlights ..................................................... 21

OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 23
   Background Information
      Investment Philosophy
         and Policies ....................................................... 24
      Comparative Indices ................................................... 24
      Fund Management ....................................................... 24
   Glossary ................................................................. 25


Our Message to You
--------------------------------------------------------------------------------

/photo/ James E. Stowers, Jr., and James E.Stowers III

James E. Stowers, Jr., standing, with James E. Stowers III

   U.S. stocks sputtered during the second and third quarters of 2000 as rising oil prices and a plummeting euro--the European currency--created new concerns for investors. The period was marked by heightened nervousness about corporate earnings, especially for richly priced technology companies. Investors punished growth stocks nearly across the board in September, when several bellwether tech companies warned of lower-than-expected third quarter earnings. As a result, Equity Index, which closely tracks the S&P 500 Index, finished the six months with a modest decline.

   Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

   In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share chairman of the board responsibilities, and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

   These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

   As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/James E.Stowers, Jr and James E. Stowers III

James E. Stowers, Jr                          James E. Stowers III
Founder and Chairman of the Board             Co-Chairman of the Board


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. stocks struggled during the second and third quarters of 2000 as rising oil prices, a slowing economy and a plummeting euro created new concerns for investors.

* The period was marked by heightened nervousness about corporate earnings, especially for technology companies. Investors generally punished growth stocks in September, when several bellwether tech companies warned of lower-than-expected third quarter earnings.

* In this environment, the Standard & Poor's 500 Index posted a modest loss of 3.60%. As an indication of the change in investor sentiment toward technology-oriented companies, the Nasdaq Composite Index fell 19.68% during the same period.

EQUITY INDEX

* Equity Index declined 3.94% for the six months ended September 30, 2000. The fund's slight underperformance versus that of the S&P 500 Index, which it tracks, takes into account the fund's management fee.

* The fund was slowed by a sharp correction in technology and telecommunications stocks, which had been market leaders during the previous six months. With the economy appearing to slow after six interest rate hikes by the Federal Reserve since mid-1999, investors had little patience with richly priced technology companies whose earnings came in below the market's very high expectations.

* Weakness in the technology sector was fairly broad-based, with industries such as computer hardware, software, electrical equipment and semiconductors all posting losses for the six months.

* In this uncertain climate, investors sought companies that could provide more predictable earnings. That mission took them to utilities, the best performing sector in the S&P 500 for the period, and healthcare companies, particularly pharmaceutical firms, hospitals and HMOs.

* The financial sector, which had been slowed by rising interest rates, rebounded strongly toward the end of the period as investors became increasingly confident that the Federal Reserve would not be moving interest rates higher in the short term. Among the biggest beneficiaries of this sentiment were banks and property and casualty insurers.

[left margin]

                  EQUITY INDEX(1)
                     (ACIVX)
       TOTAL RETURNS:        AS OF 9/30/00
          6 Months               -3.94%(2)
          1 Year                 12.54%
       INCEPTION DATE:         2/26/99
       NET ASSETS:          $491 million(3)

(1)    Investor Class.

(2)    Not annualized.

(3)    Includes Investor and Institutional classes.

Investment terms are defined in the Glossary on pages 25-26.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

/photo/Mark Mallon

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

The six months ended September 30, 2000, proved to be difficult for stock market investors. The Standard & Poor's 500 Index posted a negative return of 3.60% for the period, as the previously high-flying technology and telecommunications sectors suffered significant losses. At the same time, sectors that had been out-of-favor, such as financials and utilities, witnessed a rebound.

    Investors who had been willing to pay exorbitant prices for some stocks that offered only the promise of future earnings became spooked by a slew of earnings warnings from some prominent tech and telecom companies. Much of the downdraft occurred in September, after the technology-laden Nasdaq Composite Index had reached lofty heights in August.

REBIRTH FOR OLD ECONOMY STOCKS

    The market witnessed a sea change during the period, as investors focused much more on what they were paying for a company's earnings. For that reason, many Old Economy stocks witnessed a rebound, while many New Economy firms were brought back down to earth. Investors also felt more comfortable widening their scope; the economy showed enough signs of a slowdown that the Federal Reserve Board felt it could forego further increases in interest rates. With more Interest rate stability, financial stocks posted noteworthy gains. Another sector of the Old Economy that attracted interest was energy, where skyrocketing oil and natural gas prices helped lift the share prices of most companies.

INVESTORS LOOK FOR SAFETY, AND SHIFT TO VALUE AND MID-CAP STOCKS

    Within a fairly volatile stock market environment, sectors that offered some modicum of protection led the way. The utilities sector offered the best absolute returns within the S&P 500. There, investors found stable earnings and the promise offered by industry deregulation. These stocks also tend to be interest rate sensitive, so the Fed's lack of action also helped lift their shares. Other sectors offering steady, regular earnings -- such as food, beverage, and healthcare stocks -- became market leaders.

    Overall, the market turned away from the high-growth, large-capitalization tendencies it had exhibited over the past several years. Once investors started looking elsewhere, they found particular value in many pockets of the market, including mid-cap stocks. As a result, mid-capitalization companies posted the most significant gains during the period; the S&P MidCap 400 returned a very healthy 8.45%.

A FOCUS ON EARNINGS AND PRICE

    The U.S. economy appears to have lost some of its momentum, reflecting that corporate earnings growth appears to have slowed. Market volatility could remain part of the picture, as investors look for companies whose earnings meet or beat expectations and shun those that do not. With interest rates stable, a company's earnings growth and stock valuation should become more significant factors in determining whether or not it performs well.

[right margin]

"THE MARKET WITNESSED A SEA CHANGE DURING THE PERIOD, AS INVESTORS FOCUSED MUCH MORE ON WHAT THEY WERE PAYING FOR A COMPANY'S EARNINGS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------
S&P 500                            -3.60%
S&P MIDCAP 400                      8.45%
RUSSELL 2000                       -2.72%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.


MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

[data in line chart]
            S&P 500 Index   S&P Mid-Cap 400   Russell 2000
3/31            1.00            1.00            1.00
4/30            0.97            0.97            0.94
5/31            0.95            0.95            0.89
6/30            0.97            0.97            0.96
7/31            0.96            0.98            0.93
8/31            1.02            1.09            1.00
9/30            0.96            1.08            0.97

Value on 9/30/00
S&P 500           $0.96
S&P MidCap 400    $1.08
Russell 2000      $0.97


                                                  www.americancentury.com     3


Equity Index--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                     INVESTOR CLASS (INCEPTION 2/26/99)    INSTITUTIONAL CLASS (INCEPTION 2/26/99)
                         EQUITY INDEX    S&P 500                 EQUITY INDEX   S&P 500
6 MONTHS* ...............    -3.94%      -3.60%                    -3.68%      -3.60%
1 YEAR ..................    12.54%      13.28%                    12.96%      13.28%
AVERAGE ANNUAL RETURNS
LIFE OF FUND ............    10.42%      11.16%                    10.76%      11.16%

*Returns for periods less than one year are not annualized.

See pages 24-26 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[data in mountain chart]
                      Equity Index          S&P 500 Index
Date                      Value                  Value
2/26/1999               10000.00               10000.00
3/31/1999               10400.00               10400.00
4/30/1999               10779.60               10802.48
5/31/1999               10519.81               10547.54
6/30/1999               11097.35               11133.98
7/31/1999               10756.66               10785.49
8/31/1999               10696.42               10732.64
9/30/1999               10402.27               10438.57
10/31/1999              11046.17               11099.33
11/30/1999              11267.10               11326.87
12/31/1999              11922.84               11991.75
1/31/2000               11313.58               11389.77
2/29/2000               11109.94               11174.50
3/31/2000               12186.49               12267.37
4/30/2000               11800.18               11898.12
5/31/2000               11555.92               11654.21
6/30/2000               11826.33               11942.07
7/31/2000               11643.02               11755.77
8/31/2000               12356.73               12485.80
9/30/2000               11706.00               11826.55

Value on 9/30/00
S&P 500         $11,827
Equity Index    $11,706

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 Index is provided for comparison. Equity Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


4      1-800-345-2021


Equity Index--Q&A
--------------------------------------------------------------------------------

     An interview with Barclays Global Investors, the subadvisor on the Equity Index Fund.

HOW DID EQUITY INDEX PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2000?

     Equity Index declined 3.94%* during the period compared to a 3.60% decline for the Standard & Poor's 500 Index.

WHY DID THE MARKET POST NEGATIVE RETURNS FOR THE SIX-MONTH PERIOD?

     Several key sectors witnessed sharp declines during this time. Most notable was technology -- the largest sector within the S&P 500 at around 32% -- which had been riding high in late 1999 and early 2000. With some large technology companies struggling to meet their earnings targets, investors became less inclined to maintain investments in companies whose stock prices reflected, in some cases, unreasonably promising earnings trends. In addition, the telecommunications sector stumbled, knocked off-balance by a number of issues, including the collapse of the WorldCom/ Sprint merger. Finally, certain cyclical sectors -- those whose prospects move in synch with the economy -- were caught in a downdraft, some due to concerns that the economy would cool off significantly because of Federal Reserve Board interest rate hikes, others because of poor commodity pricing.

NEVERTHELESS, THERE MUST HAVE BEEN POCKETS OF OPPORTUNITY...

     Absolutely. With many technology stocks on the decline, investors turned their attention to the Old Economy stocks that were neglected during the record-shattering days of the fourth quarter of 1999 and the first quarter of 2000.

     The best-performing sector was utilities. These stocks were considered safe havens amid the stock market volatility of the past six months. In addition, utilities investments were helped by the growing perception that the Fed might be nearing or reaching the end of its most recent rate hike cycle. Stocks of utilities are very sensitive to changes in interest rates because they generally generate healthy dividend income. Finally, deregulation in the industry put some wind in these companies' sails. Among the stocks in the sector that performed best were AES Corp., Entergy, Reliant Energy, and PPL Corp.

     Health care also proved to be fertile ground, with pharmaceutical companies, hospitals and HMOs among its leaders. These companies attracted investors because they tend to offer steady earnings -- a positive characteristic in an uncertain environment -- and were selling at more reasonable share prices than were the technology and telecommunications sectors. The same attributes drew investors to consumer non-cyclical stocks, such as food and beverage and supermarket companies. Among the health care and consumer non-cyclical stocks that posted significant share-price gains were Cardinal Health, Allergan, Alza Corp., Unitedhealth Group, Bestfoods, and Nabisco.

WHAT ABOUT FINANCIAL STOCKS, WHICH MAKE UP THE SECOND-LARGEST SECTOR OF THE S&P 500?

     This sector rebounded smartly. Share prices in the financial sector had been beaten down steadily over the past 12 to 18 months because of the negative influence of Federal Reserve rate hikes. As the second and third quarters of


[right margin]

"SEVERAL KEY SECTORS WITNESSED SHARP DECLINES DURING THIS TIME. MOST
NOTABLE WAS TECHNOLOGY -- THE LARGEST SECTOR WITHIN THE S&P 500 AT AROUND 32% -- WHICH HAD BEEN RIDING HIGH IN LATE 1999 AND EARLY 2000."

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                9/30/00          3/31/00
NO. OF COMPANIES                                  500               502
P/E RATIO                                        34.7              38.7
MEDIAN MARKET                                    $8.22             $7.61
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $130              $157
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                                3%(1)            13%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             0.49%(3)            0.49%

(1)  Six months ended 9/30/00.

(2)  Year ended 3/31/00.

(3)  Annualized.

Investment terms are defined in the Glossary on pages 25-26.

*All fund returns referenced in this interview are for Investor class shares.


                                                  www.americancentury.com     5


Equity Index--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

2000 progressed, emerging data pointed to a slowing economy, and the Fed stopped raising rates. In response, investors became more willing to look at the long-term prospects of financial companies and sentiment toward them improved. Banks such as Mellon Financial performed particularly well. Other strong performers in the sector included property and casualty insurers, such as Allstate, which benefited from an improved pricing environment.

HAVE HIGHER ENERGY PRICES BOOSTED ENERGY COMPANY SHARES?

     Yes. Remember, it wasn't that long ago that oil prices were extremely low and energy companies lagged well behind New Economy firms. As the Organization of Petroleum Exporting Countries (OPEC) tightened production quotas, oil prices marched steadily upward to 30-year highs. This, despite political pressure that encouraged OPEC to increase production modestly, and President Clinton's decision to tap into the national strategic petroleum reserve in an attempt to keep prices down. We witnessed rekindled activity for companies whose earnings are highly sensitive to the price of oil, namely energy services providers and exploration and production firms. The performance of many of these companies was further buoyed by increases in the price of natural gas. As with oil, demand for natural gas continued to grow while supply grew even tighter.

WHICH SECTORS PROVED TO BE THE MOST DISAPPOINTING DURING THE PERIOD?

     As we said, technology really dragged the S&P 500 down during the six months in question. Weakness in the sector was fairly broad-based, with industries such as computer hardware, software, electrical equipment, and semiconductors posting losses. On the computer side, Apple and Dell suffered from earnings shortfalls, while software provider Computer Associates was dragged down by a lag in the production of a new mainframe by its number one client, IBM. Within the sector, however, there were some pockets of solid performance. Corning's leadership position as a fiberoptic network equipment provider helped insulate it from many of the problems encountered within the electrical equipment industry. And, defense and aerospace offered healthy returns, paced by the strong performance of Northrop Grumman, Lockheed Martin, and Boeing. Last year, investors appeared worried that Boeing's airplane orders would decline. However, with the global economy on the rebound, Boeing's production outlook for the next few years has improved. In addition, the company became more efficient, significantly improving profits per plane.

     Telecommunications were another problem spot. The failed merger between WorldCom and Sprint put a damper on the excitement inspired by potential consolidation activity, which had been encouraged by the telecommunications deregulation legislation of 1996. In addition, other companies, such as AT&T, suffered from a weak long-distance pricing climate.

WHAT IS THE OUTLOOK?

     While it's impossible to predict the direction of the stock market, we can review the factors that might color the market backdrop. First, the interest rate environment appears to be more favorable than in the past year or so. There

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                               % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            9/30/00            3/31/00
GENERAL ELECTRIC CO.
   (U.S.)                                    4.4%                3.9%
CISCO SYSTEMS INC.                           3.0%                4.0%
MICROSOFT CORP.                              2.4%                4.2%
EXXON MOBIL CORP.                            2.4%                2.0%
PFIZER, INC.                                 2.2%                1.1%
INTEL CORP.                                  2.1%                3.3%
CITIGROUP INC.                               1.9%                1.5%
ORACLE CORP.                                 1.7%                1.7%
AMERICAN INTERNATIONAL
   GROUP INC.                                1.7%                1.3%
EMC CORP. (MASS.)                            1.7%                1.0%

TOP FIVE INDUSTRIES
-------------------------------------------------------------------------------
                                               % OF FUND INVESTMENTS
                                              AS OF                AS OF
                                             9/30/00            3/31/00
ELECTRICAL EQUIPMENT                          9.0%                9.3%
DRUGS                                         7.8%                6.2%
FINANCIAL SERVICES                            7.5%                6.2%
BANKS                                         7.0%                6.2%
COMPUTER HARDWARE & BUSINESS MACHINES         6.1%                5.5%


6      1-800-345-2021


Equity Index--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

have been signs that the economy is slowing and that inflation appears under control. These factors, coupled with the upcoming presidential election, will probably keep the Fed on the sidelines for the foreseeable future. That should be a positive for the stock market. What's more uncertain is the effect of rising energy prices. Will they effectively dampen growth by limiting economic activity, or will they spark more broad-based inflation? Other issues that could be influential are the results of the election itself, as well as turmoil in the Middle East and the continuing struggles of the euro.

  In the short term, with interest rates firm and inflation still benign, the main driver of the market is likely to be corporate earnings. That said, we will have to wait and see if investors continue to evaluate more closely what they are paying for a company's earnings. Or, like last year, will they pay any price for the market's best earnings growth? What kinds of stocks will lead the market averages? Old Economy? New Economy? Only time will provide the answers.

[right margin]

"IN THE SHORT TERM, WITH INTEREST RATES FIRM AND INFLATION STILL BENIGN, THE MAIN DRIVER OF THE MARKET IS LIKELY TO BE CORPORATE EARNINGS."

[pie charts - data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO
-------------------------------------------------------------------------------
                                                      AS OF SEPTEMBER 30, 2000
COMMON STOCKS & FUTURES                                       99.9%
TEMPORARY CASH INVESTMENTS                                     0.1%

-------------------------------------------------------------------------------
                                                          AS OF MARCH 31, 2000
COMMON STOCKS & FUTURES                                       99.7%
TEMPORARY CASH INVESTMENTS                                     0.3%


                                                   www.americancentury.com     7



Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS - 96.9%

AIRLINES - 0.2%
                    5,682  AMR Corp.(1)                         $       185,730
                    4,623  Delta Air Lines Inc.                         205,146
                   18,812  Southwest Airlines Co.                       456,191
                    2,546  US Airways Group Inc.(1)                      77,494
                                                               -----------------
                                                                        924,561
                                                               -----------------
ALCOHOL - 0.3%
                   34,210  Anheuser-Busch Companies, Inc.             1,447,511
                    2,588  Brown-Forman Corp. Cl B                      141,693
                    1,393  Coors (Adolph) Co. Cl B                       88,020
                                                               -----------------
                                                                      1,677,224
                                                               -----------------
APPAREL & TEXTILES - 0.1%
                    2,012  Liz Claiborne, Inc.                           77,462
                   10,184  NIKE, Inc.                                   407,996
                    2,155  Reebok International Ltd.(1)                  40,541
                    1,244  Russell Corp.                                 19,749
                      677  Springs Industries, Inc. Cl A                 19,083
                    4,335  VF Corp.                                     107,020
                                                               -----------------
                                                                        671,851
                                                               -----------------
BANKS - 7.0%
                   14,233  Amsouth Bancorporation                       177,913
                   62,044  Bank of America Corp.                      3,249,554
                   27,884  Bank of New York Co., Inc. (The)           1,563,247
                   43,652  Bank One Corp.                             1,686,059
                   15,101  BB&T Corporation                             454,918
                    7,935  Charter One Financial Inc.                   193,416
                   49,427  Chase Manhattan Corp.                      2,282,909
                  169,920  Citigroup Inc.                             9,186,299
                    5,909  Comerica Inc.                                345,307
                   17,544  Fifth Third Bancorp                          944,635
                   37,205  First Union Corp.                          1,197,536
                   36,190  Firstar Corp.                                809,751
                   34,086  Fleet Boston Financial Corp.               1,329,354
                    9,491  Huntington Bancshares Inc.                   139,696
                   16,260  KeyCorp                                      411,581
                   18,444  Mellon Bank Corp.                            855,341
                    6,006  Morgan (J.P.) & Co.                          981,230
                   22,912  National City Corp.                          506,928
                    8,388  Northern Trust Corp.                         745,746
                    5,176  Old Kent Financial Corp.                     149,781
                   10,917  PNC Bank Corp.                               709,605
                    8,271  Regions Financial Corp.                      188,941
                    6,353  SouthTrust Corp.                             199,921
                    6,091  State Street Corp.                           791,830
                    6,564  Summit Bancorp.                              226,458
                   11,263  SunTrust Banks, Inc.                         561,038
                   10,689  Synovus Financial Corp.                      226,473
                   28,170  U.S. Bancorp                                 640,868
                    5,092  Union Planters Corp.                         168,354

Shares                                                                  Value
--------------------------------------------------------------------------------
                    7,681  Wachovia Corp.                       $       435,417
                   62,185  Wells Fargo & Co.                          2,856,622
                                                               -----------------
                                                                     34,216,728
                                                               -----------------
CHEMICALS - 1.8%
                    8,645  Air Products & Chemicals, Inc.               311,220
                    2,637  Ashland Inc.                                  88,834
                    4,212  Avery Dennison Corp.                         195,332
                   25,618  Dow Chemical Co.                             638,849
                   39,381  du Pont (E.I.) de Nemours & Co.            1,631,850
                    2,907  Eastman Chemical Company                     107,377
                    4,834  Engelhard Corp.                               78,553
                    1,151  FMC Corp.(1)                                  77,189
                    5,899  Goodyear Tire & Rubber Co. (The)             106,182
                    2,558  Grace (W.R.) & Co. (Del.)(1)                  17,586
                    1,972  Great Lakes Chemical Corp.                    57,804
                    4,083  Hercules Inc.                                 57,672
                   14,925  Minnesota Mining &
                              Manufacturing Co.                       1,360,041
                   49,020  Pharmacia Corporation                      2,950,390
                    6,571  PPG Industries, Inc.                         260,787
                    5,968  Praxair, Inc.                                223,054
                    8,202  Rohm and Haas Co.                            238,371
                    3,164  Sealed Air Corp.(1)                          143,171
                    6,161  Sherwin-Williams Co.                         131,691
                    5,092  Union Carbide Corp.                          192,223
                    3,806  Vulcan Materials Co.                         152,954
                                                               -----------------
                                                                      9,021,130
                                                               -----------------
CLOTHING STORES - 0.3%
                   32,108  Gap, Inc. (The)                              646,173
                   16,280  Limited, Inc. (The)                          359,178
                    4,915  Nordstrom, Inc.                               76,490
                   11,044  TJX Companies, Inc. (The)                    248,490
                                                               -----------------
                                                                      1,330,331
                                                               -----------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 6.1%
                    3,745  Adaptec, Inc.(1)                              75,017
                   12,278  Apple Computer, Inc.(1)                      315,775
                   64,212  Compaq Computer Corp.                      1,770,967
                   97,721  Dell Computer Corp.(1)                     3,007,975
                   82,358  EMC Corp. (Mass.)(1)                       8,163,736
                   12,172  Gateway Inc.(1)                              569,041
                   37,667  Hewlett-Packard Co.                        3,653,699
                   66,504  International Business
                              Machines Corp.                          7,481,699
                    4,816  Lexmark International Group, Inc.
                              Cl A(1)                                   180,600
                   11,802  Network Appliances, Inc.(1)                1,503,649
                   21,334  Palm Inc.(1)                               1,130,035
                    9,640  Pitney Bowes, Inc.                           380,178
                    5,720  Sanmina Corp.(1)                             536,071
                    8,650  Seagate Technology, Inc.(1)                  596,850
                   25,196  Xerox Corp.                                  379,515
                                                               -----------------
                                                                     29,744,807
                                                               -----------------


8          1-800-345-2021                      See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMPUTER SOFTWARE - 5.7%
                    4,519  Adobe Systems Inc.                   $       701,716
                    2,170  Autodesk, Inc.                                54,996
                    9,322  BMC Software Inc.(1)                         177,992
                    7,030  Citrix Systems, Inc.(1)                      141,259
                   22,320  Computer Associates
                              International, Inc.                       562,185
                   13,784  Compuware Corp.(1)                           115,226
                    5,892  Comverse Technology, Inc.(1)                 636,520
                    5,810  Convergys Corp.(1)                           225,864
                    3,020  Mercury Interactive Corp.(1)                 473,479
                  198,769  Microsoft Corp.(1)(4)                     11,988,254
                    3,606  NCR Corp.(1)                                 136,352
                   12,268  Novell, Inc.(1)                              122,105
                  106,325  Oracle Corp.(1)                            8,373,094
                   10,281  Parametric Technology Corp.(1)               112,770
                   10,562  PeopleSoft, Inc.(1)                          295,406
                   15,740  Siebel Systems, Inc.(1)                    1,751,567
                   11,774  Unisys Corp.(1)                              132,458
                   15,178  Veritas Software Corp.(1)                  2,158,596
                                                               -----------------
                                                                     28,159,839
                                                               -----------------
CONSTRUCTION & REAL PROPERTY - 0.1%
                    1,495  Armstrong Holdings Inc.                       17,847
                    2,218  Centex Corp.                                  71,253
                    2,858  Fluor Corp.                                   85,740
                    1,833  Kaufman & Broad Home Corp.                    49,376
                   17,261  Masco Corp.                                  321,486
                    1,527  Pulte Corp.                                   50,391
                                                               -----------------
                                                                        596,093
                                                               -----------------
CONSUMER DURABLES - 0.1%
                    3,142  Black & Decker Corporation                   107,417
                    7,435  Leggett & Platt, Inc.                        117,566
                    2,933  Maytag Corp.                                  91,106
                    2,698  Whirlpool Corp.                              104,885
                                                               -----------------
                                                                        420,974
                                                               -----------------
DEFENSE/AEROSPACE - 1.0%
                   33,889  Boeing Co.                                 2,135,007
                    3,836  Goodrich (B.F.) Company (The)                150,323
                   30,233  Honeywell Inc.                             1,077,051
                   16,145  Lockheed Martin Corp.                        532,139
                    2,710  Northrop Grumman Corp.                       246,271
                   12,839  Raytheon Co. Cl B                            365,109
                    5,408  Textron Inc.                                 249,444
                    4,686  TRW Inc.                                     190,369
                                                               -----------------
                                                                      4,945,713
                                                               -----------------
 DEPARTMENT STORES - 2.3%
                   16,885  Costco Companies, Inc.(1)                    590,447
                    3,475  Dillards Inc.                                 36,922
                    7,852  Federated Department Stores, Inc.(1)         205,134
                   18,139  Kmart Corp.(1)                               108,834
                   12,448  Kohl's Corp.(1)                              718,094
                   12,006  May Department Stores Co. (The)              246,123

Shares                                                                  Value
--------------------------------------------------------------------------------
                    9,847  Penney (J.C.) Company, Inc.          $       116,318
                   12,951  Sears, Roebuck & Co.                         419,871
                   34,370  Target Corporation                           880,731
                  168,697  Wal-Mart Stores, Inc.                      8,118,543
                                                               -----------------
                                                                     11,441,017
                                                               -----------------
DRUGS - 7.8%
                    4,962  Allergan, Inc.                               418,979
                    4,372  Alza Corp.(1)                                378,178
                   49,246  American Home Products Corp.               2,785,477
                   38,851  Amgen Inc.(1)                              2,707,429
                    5,590  Biogen, Inc.(1)                              341,165
                   74,229  Bristol-Myers Squibb Co.                   4,240,332
                   10,493  Cardinal Health, Inc.                        925,351
                   42,663  Lilly (Eli) & Co.                          3,461,036
                   10,716  McKesson HBOC, Inc.                          327,508
                    7,930  MedImmune, Inc.(1)                           612,840
                   86,896  Merck & Co., Inc.                          6,468,321
                  238,478  Pfizer, Inc.                              10,716,605
                   55,338  Schering-Plough Corp.                      2,573,217
                    3,044  Sigma-Aldrich Corp.                          100,642
                   38,145  Walgreen Co.                               1,447,126
                    3,863  Watson Pharmaceuticals, Inc.(1)              250,612
                                                               -----------------
                                                                     37,754,818
                                                               -----------------
 ELECTRICAL EQUIPMENT - 9.0%
                   26,664  ADC Telecommunications Inc.(1)               714,095
                    6,959  Cabletron Systems, Inc.(1)                   204,421
                  268,048  Cisco Systems Inc.(1)                     14,809,651
                   11,104  Corning Inc.                               3,297,888
                    7,668  Dover Corp.                                  359,917
                    7,500  General Dynamics Corp.                       471,094
                    3,326  ITT Industries, Inc.                         107,887
                   35,350  JDS Uniphase Corp.(1)                      3,346,098
                  126,137  Lucent Technologies Inc.                   3,855,062
                    1,734  Millipore Corp.                               83,991
                   82,363  Motorola, Inc.                             2,326,755
                  112,826  Nortel Networks Corp.                      6,720,198
                   28,142  QUALCOMM Inc.(1)                           2,005,118
                   62,731  Qwest Communications
                              International Inc.(1)                   3,015,009
                    6,016  Scientific-Atlanta, Inc.                     382,768
                   22,720  Solectron Corp.(1)                         1,047,960
                    1,813  Tektronix, Inc.                              139,261
                   15,483  Tellabs, Inc.(1)                             739,797
                    6,551  Thermo Electron Corp.(1)                     170,326
                                                               -----------------
                                                                     43,797,296
                                                               -----------------
 ELECTRICAL UTILITY - 2.1%
                   17,262  AES Corp. (The)(1)                         1,182,446
                    5,185  Ameren Corp.                                 217,122
                   12,141  American Electric Power                      475,017
                    6,030  C P & L Energy Inc.                          251,376
                    6,006  Cinergy Corp.                                198,573
                    4,154  CMS Energy Corp.                             111,898
                    7,983  Consolidated Edison, Inc.                    272,420


See Notes to Financial Statements                   www.americancentury.com    9


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                    5,654  Constellation Energy Group           $       281,287
                    8,987  Dominion Resources Inc.(Va)                  521,807
                    5,382  DTE Energy Company                           205,862
                   13,905  Duke Energy Corp.                          1,192,353
                   12,306  Edison International                         237,660
                    8,415  Entergy Corp.                                313,459
                    8,637  FirstEnergy Corp.                            232,659
                    3,727  Florida Progress Corp.                       197,298
                    6,710  FPL Group, Inc.                              441,183
                    4,582  GPU Inc.                                     148,629
                    6,060  Niagara Mohawk Holdings Inc.(1)               95,445
                    6,409  PECO Energy Co.                              388,145
                   14,583  PG&E Corp.                                   352,726
                    3,203  Pinnacle West Capital Corp.                  162,953
                    5,458  PP&L Resources, Inc.                         227,872
                    8,101  Public Service Enterprise Group Inc.         362,013
                   11,103  Reliant Energy, Inc.                         516,290
                   24,526  Southern Co.                                 795,561
                    9,956  Texas Utilities Co.                          394,507
                    6,644  Unicom Corp.                                 373,310
                   12,810  XCEL Energy Inc.                             352,275
                                                               -----------------
                                                                     10,502,146
                                                               -----------------
ENERGY RESERVES & PRODUCTION - 5.3%
                    3,403  Amerada Hess Corp.                           227,788
                    9,186  Anadarko Petroleum Corp.                     610,502
                    4,613  Apache Corp.                                 272,744
                    8,138  Burlington Resources, Inc.                   299,580
                   24,639  Chevron Corp.                              2,100,475
                    4,820  Devon Energy Corporation                     289,923
                   27,915  Enron Corp.                                2,446,052
                  131,593  Exxon Mobil Corp.                         11,728,225
                    3,563  Kerr-McGee Corp.                             236,049
                   13,953  Occidental Petroleum Corp.                   304,350
                    9,620  Phillips Petroleum Co.                       603,655
                   80,993  Royal Dutch Petroleum Co.
                              New York Shares                         4,854,518
                   20,820  Texaco Inc.                                1,093,050
                    5,428  Tosco Corp.                                  169,286
                    9,148  Unocal Corp.                                 324,182
                   16,731  Williams Companies, Inc. (The)               706,885
                                                               -----------------
                                                                     26,267,264
                                                               -----------------
ENTERTAINMENT - 0.8%
                   22,265  Carnival Corp. Cl A                          548,276
                   57,289  Viacom, Inc. Cl B(1)                       3,351,406
                                                               -----------------
                                                                      3,899,682
                                                               -----------------
ENVIRONMENTAL SERVICES - 0.1%
                    7,435  Allied Waste Industries Inc.(1)               68,309
                   23,525  Waste Management, Inc.                       410,217
                                                               -----------------
                                                                        478,526
                                                               -----------------
FINANCIAL SERVICES - 7.5%
                   50,304  American Express Co.                       3,055,968
                    9,653  AON Corp.                                    378,880

Shares                                                                  Value
--------------------------------------------------------------------------------
                   27,517  Associates First Capital Corp.        $    1,045,646
                    3,702  Block (H & R), Inc.                          137,205
                    7,408  Capital One Financial Corp.                  519,023
                   27,428  Cendant Corporation(1)                       298,280
                    9,910  CIT Group Inc.                               173,425
                    4,303  Countrywide Credit Industries, Inc.          162,438
                   38,048  Fannie Mae                                 2,720,432
                   26,253  Federal Home Loan Mortgage
                              Corporation                             1,419,303
                  374,117  General Electric Co. (U.S.)(4)            21,581,874
                   17,840  Household International, Inc.              1,010,190
                   10,243  Marsh & McLennan Companies, Inc.           1,359,758
                    3,724  MBIA Inc.                                    264,870
                   32,175  MBNA Corp.                                 1,238,738
                    5,392  Providian Financial Corp.                    684,784
                    1,930  Temple-Inland Inc.                            73,099
                    5,861  USA Education Inc.                           282,427
                                                               -----------------
                                                                     36,406,340
                                                               -----------------
FOOD & BEVERAGE - 3.0%
                   23,888  Archer-Daniels-Midland Co.                   206,034
                   10,480  Bestfoods                                    762,420
                   15,908  Campbell Soup Company                        411,620
                   93,553  Coca-Cola Company (The)                    5,157,108
                   15,802  Coca-Cola Enterprises Inc.                   251,844
                   20,145  ConAgra, Inc.                                404,159
                   10,783  General Mills, Inc.                          382,797
                   13,127  Heinz (H.J.) Co.                             486,519
                    5,165  Hershey Foods Corp.                          279,556
                   15,360  Kellogg Co.                                  371,520
                   12,316  Nabisco Group Holdings Corp.                 351,006
                   54,509  PepsiCo, Inc.                              2,507,414
                    5,006  Quaker Oats Co. (The)                        396,100
                   32,849  Sara Lee Corp.                               667,245
                    5,003  Supervalu Inc.                                75,358
                   12,587  SYSCO Corp.                                  582,935
                   21,590  Unilever N.V. New York Shares              1,041,718
                    4,289  Wrigley (Wm.) Jr. Company                    321,139
                                                               -----------------
                                                                     14,656,492
                                                               -----------------
FOREST PRODUCTS & PAPER - 0.6%
                    2,008  Bemis Co., Inc.                               64,507
                    2,158  Boise Cascade Corp.                           57,322
                    7,757  Fort James Corp.                             237,073
                    6,412  Georgia-Pacific Corp.                        150,682
                   18,259  International Paper Co.                      523,805
                   20,328  Kimberly-Clark Corp.                       1,134,556
                    3,937  Louisiana-Pacific Corp.                       36,171
                    3,893  Mead Corp. (The)                              90,999
                    1,067  Potlatch Corp.                                33,744
                    3,800  Westvaco Corp.                               101,413
                    8,314  Weyerhaeuser Co.                             335,678
                    4,127  Willamette Industries, Inc.                  115,556
                                                               -----------------
                                                                      2,881,506
                                                               -----------------


10          1-800-345-2021                     See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

GAS & WATER UTILITIES - 0.3%
                    3,000  Columbia Energy Group                $       213,000
                    1,035  Eastern Enterprises                           66,046
                    8,773  EL Paso Energy Corporation                   540,636
                    5,050  Keyspan Energy Corp.                         202,631
                    1,730  NICOR Inc.                                    62,604
                    1,113  ONEOK, Inc.                                   44,242
                    1,331  People's Energy Corp.                         44,422
                    7,740  Sempra Energy                                161,089
                                                               -----------------
                                                                      1,334,670
                                                               -----------------
GOLD - 0.1%
                   14,980  Barrick Gold Corp.                           228,445
                    9,945  Homestake Mining Co.                          51,590
                    6,382  Newmont Mining Corp.                         108,494
                   12,450  Placer Dome Inc.                             117,497
                                                               -----------------
                                                                        506,026
                                                               -----------------
GROCERY STORES - 0.4%
                   15,981  Albertson's Inc.                             335,601
                   31,198  Kroger Co. (The)(1)                          703,905
                   18,780  Safeway Inc.(1)                              876,791
                    5,317  Winn-Dixie Stores, Inc.                       76,432
                                                               -----------------
                                                                      1,992,729
                                                               -----------------
HEAVY ELECTRICAL EQUIPMENT - 0.5%
                    7,350  American Power Conversion Corp.(1)           140,569
                    3,094  Andrew Corp.(1)                               81,121
                    3,522  Cooper Industries, Inc.                      124,151
                    1,587  Cummins Engine Company, Inc.                  47,511
                    2,756  Eaton Corp.                                  169,839
                   16,144  Emerson Electric Co.                       1,081,647
                    3,548  Grainger (W.W.), Inc.                         93,357
                    7,413  Molex Inc.                                   403,313
                    6,989  Rockwell International Corp.                 211,417
                    2,219  Thomas & Betts Corp.                          38,694
                                                               -----------------
                                                                      2,391,619
                                                               -----------------
HEAVY MACHINERY - 0.1%
                    8,863  Deere & Co.                                  294,695
                                                               -----------------
HOME PRODUCTS - 0.8%
                    2,138  Alberto-Culver Company Cl B                   61,601
                    8,951  Avon Products, Inc.                          365,872
                    8,864  Clorox Company                               350,682
                   21,692  Colgate-Palmolive Co.                      1,023,861
                    4,840  Ecolab Inc.                                  174,543
                    5,947  Fortune Brands, Inc.                         157,596
                   39,764  Gillette Company                           1,227,713
                    3,778  International Flavors &
                              Fragrances Inc.                            68,949
                   10,077  Newell Co.                                   229,882
                    6,427  Pactiv Corp.(1)                               71,902
                   11,585  Ralston Purina Co.                           274,420
                    2,219  Tupperware Corp.                              39,942
                                                               -----------------
                                                                      4,046,963
                                                               -----------------

Shares                                                                  Value
--------------------------------------------------------------------------------
HOTELS - 0.1%
                    4,404  Harrah's Entertainment, Inc.(1)      $       121,110
                   13,902  Hilton Hotels Corporation                    160,742
                    9,049  Marriott International, Inc.                 329,723
                                                               -----------------
                                                                        611,575
                                                               -----------------
INDUSTRIAL PARTS - 0.6%
                      832  Briggs & Stratton Corp.                       31,460
                   13,062  Caterpillar Inc.                             440,843
                    2,326  Crane Co.                                     53,207
                    6,603  Genuine Parts Company                        125,870
                   11,401  Illinois Tool Works Inc.                     637,030
                    6,076  Ingersoll-Rand Co.                           205,825
                    1,566  National Service Industries, Inc.             30,635
                    4,661  Pall Corp.                                    92,929
                    4,224  Parker-Hannifin Corp.                        142,560
                    2,248  Snap-on Inc.                                  52,969
                    3,256  Stanley Works (The)                           75,092
                    2,281  Timken Co.                                    31,221
                   17,685  United Technologies Corp.                  1,224,685
                                                               -----------------
                                                                      3,144,326
                                                               -----------------
INDUSTRIAL SERVICES (2)
                    2,273  Ryder System, Inc.                            41,908
                                                               -----------------
INFORMATION SERVICES - 1.6%
                   23,686  Automatic Data Processing, Inc.            1,584,001
                    5,500  Ceridian Corp.(1)                            154,344
                    6,346  Computer Sciences Corp.(1)                   471,191
                    6,122  Dun & Bradstreet Corp. (The)(1)              210,826
                   17,621  Electronic Data Systems Corp.                731,272
                    5,331  Equifax Inc.                                 143,604
                   15,310  First Data Corp.                             598,047
                   11,212  IMS Health Inc.                              232,649
                   11,625  Interpublic Group of Companies, Inc.         395,977
                    6,708  Omnicom Group Inc.                           489,265
                   14,057  Paychex, Inc.                                741,067
                    4,879  Sabre Holdings Corp.                         141,186
                    4,500  Sapient Corp.(1)                             182,953
                   20,750  Yahoo! Inc.(1)                             1,891,491
                    2,774  Young & Rubicam Inc.                         137,313
                                                               -----------------
                                                                      8,105,186
                                                               -----------------
INTERNET - 2.4%
                   87,212  America Online, Inc.(1)                    4,687,645
                   59,924  Sun Microsystems, Inc.(1)                  7,039,197
                                                               -----------------
                                                                     11,726,842
                                                               -----------------
LEISURE - 0.3%
                    3,329  Brunswick Corp.                               60,754
                   11,634  Eastman Kodak Co.                            475,540
                   11,430  Harley-Davidson, Inc.                        547,211
                    6,543  Hasbro, Inc.                                  74,836
                   16,101  Mattel, Inc.                                 180,130
                    1,706  Polaroid Corp.                                22,924
                                                               -----------------
                                                                      1,361,395
                                                               -----------------


See Notes to Financial Statements                    www.americancentury.com  11


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 0.7%
                    5,333  Aetna Inc.                           $       309,647
                   10,011  Aflac Inc.                                   641,330
                    9,536  American General Corp.                       743,808
                    5,953  CIGNA Corp.                                  621,493
                   12,302  Conseco Inc.                                  93,803
                    3,888  Jefferson-Pilot Corp.                        263,898
                    7,200  Lincoln National Corp.                       346,500
                    4,813  Torchmark Corp.                              133,862
                    9,064  UNUM Corp.                                   246,994
                                                               -----------------
                                                                      3,401,335
                                                               -----------------
MEDIA - 3.1%
                  141,873  AT&T Corp.                                 4,167,520
                   22,114  Clear Channel
                              Communications, Inc.(1)                 1,249,441
                   34,173  Comcast Corp. Cl A(1)                      1,398,957
                   78,744  Disney (Walt) Co.                          3,011,958
                    1,924  Meredith Corp.                                56,758
                   16,490  Seagram Co. Ltd. (The)                       947,144
                   49,989  Time Warner Inc.                           3,911,640
                   11,639  Tribune Co.                                  507,751
                                                               -----------------
                                                                     15,251,169
                                                               -----------------
MEDICAL PRODUCTS & SUPPLIES - 3.5%
                   58,546  Abbott Laboratories                        2,784,594
                    1,917  Bard (C.R.), Inc.                             80,993
                    2,011  Bausch & Lomb Inc. Cl A                       78,303
                   11,040  Baxter International, Inc.                   881,130
                    9,564  Becton Dickinson & Co.                       252,848
                    6,710  Biomet Inc.                                  235,060
                   15,349  Boston Scientific Corp.(1)                   252,299
                   11,590  Guidant Corp.(1)                             819,268
                   52,511  Johnson & Johnson                          4,932,753
                    2,535  Mallinckrodt Inc.                            115,659
                   45,254  Medtronic, Inc.                            2,344,723
                    7,870  PE Corp-PE Biosystems Group                  916,855
                   49,404  Procter & Gamble Co. (The)                 3,310,068
                    3,183  St. Jude Medical, Inc.(1)                    162,333
                                                               -----------------
                                                                     17,166,886
                                                               -----------------
MEDICAL PROVIDERS & SERVICES - 0.5%
                   21,063  HCA - The Healthcare Co.                     781,963
                    3,901  HCR Manor Care, Inc.(1)                       61,197
                   14,574  HEALTHSOUTH Corp.(1)                         118,414
                    6,265  Humana Inc.(1)                                67,349
                    4,362  Quintiles Transnational Corp.(1)              69,656
                   11,894  Tenet Healthcare Corp.                       432,644
                    6,072  United HealthCare Corp.                      599,610
                    2,370  Wellpoint Health Networks Inc.(1)            227,520
                                                               -----------------
                                                                      2,358,353
                                                               -----------------
MINING & METALS - 0.4%
                    8,259  Alcan Aluminium Ltd.                         238,995
                   32,730  Alcoa Inc.                                   828,478
                    3,090  Allegheny Technologies Inc.                   56,006
                    1,113  Ball Corporation                              35,268

Shares                                                                Value
--------------------------------------------------------------------------------
                    4,985  Bethlehem Steel Corp.(1)                      14,955
                    4,759  Crown Cork & Seal Co., Inc.                   50,862
                    5,772  Freeport-McMoRan Copper
                              & Gold, Inc. Cl B(1)                       50,866
                    6,856  Inco Ltd.(1)                                 110,553
                    3,062  Nucor Corp.                                   92,243
                    5,557  Owens-Illinois, Inc.(1)                       51,402
                    2,972  Phelps Dodge Corp.                           124,081
                    3,352  USX-U.S. Steel Group                          50,909
                    3,275  Worthington Industries, Inc.                  30,703
                                                               -----------------
                                                                      1,735,321
                                                               -----------------
MOTOR VEHICLES & PARTS - 0.8%
                    2,809  Cooper Tire & Rubber Company                  28,266
                    5,642  Dana Corp.                                   121,303
                   21,147  Delphi Automotive Systems                    319,848
                   71,498  Ford Motor Company                         1,809,793
                   20,268  General Motors Corp.                       1,317,420
                    3,241  Johnson Controls, Inc.                       172,381
                    2,238  Navistar International Corp.(1)               67,000
                    2,903  PACCAR Inc.                                  107,683
                    4,916  Visteon Corp.                                 74,355
                                                               -----------------
                                                                      4,018,049
                                                               -----------------
MULTI-INDUSTRY - 0.7%
                    5,355  Danaher Corp.                                266,411
                   63,640  Tyco International Ltd.                    3,301,325
                                                               -----------------
                                                                      3,567,736
                                                               -----------------
OIL REFINING - 0.3%
                    8,103  Coastal Corp.                                600,635
                   23,518  Conoco Inc.                                  633,516
                    3,285  Sunoco, Inc.                                  88,490
                   11,779  USX-Marathon Group                           334,229
                                                               -----------------
                                                                      1,656,870
                                                               -----------------
OIL SERVICES - 0.7%
                   12,480  Baker Hughes Inc.                            463,320
                   16,826  Halliburton Co.                              823,422
                    2,234  McDermott International, Inc.                 24,574
                    3,555  Rowan Companies, Inc.(1)                     103,095
                   21,531  Schlumberger Ltd.                          1,772,271
                    7,950  Transocean Sedco Forex, Inc.                 466,069
                                                               -----------------
                                                                      3,652,751
                                                               -----------------
PROPERTY & CASUALTY INSURANCE - 2.4%
                   27,737  Allstate Corp.                               963,861
                   87,397  American International Group, Inc.         8,362,800
                    6,601  Chubb Corp.                                  522,304
                    6,080  Cincinnati Financial Corp.                   216,030
                    8,472  Hartford Financial Services
                           Group Inc. (The)                             617,927
                    3,726  Loews Corp.                                  310,655
                    4,014  MGIC Investment Corp.                        245,356
                    2,758  Progressive Corp. (Ohio)                     225,811
                    4,787  SAFECO Corp.                                 130,745
                    8,436  St. Paul Companies, Inc.                     416,000
                                                               -----------------
                                                                     12,011,489
                                                               -----------------


12          1-800-345-2021                     See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

PUBLISHING - 0.4%
                    2,381  American Greetings Corp. Cl A                 41,668
                    2,763  Deluxe Corp.                                  56,123
                    4,607  Donnelley (R.R.) & Sons Co.                  113,159
                    3,300  Dow Jones & Co., Inc.                        199,650
                    9,958  Gannett Co., Inc.                            527,774
                    2,762  Harcourt General Inc.                        162,958
                    2,852  Knight-Ridder, Inc.                          144,917
                    7,352  McGraw-Hill Companies, Inc. (The)            467,312
                    6,309  New York Times Co. (The) Cl A                248,023
                                                               -----------------
                                                                      1,961,584
                                                               -----------------
RAILROADS - 0.2%
                   15,268  Burlington Northern Santa Fe Corp.           329,216
                    8,224  CSX Corporation                              179,386
                   14,508  Norfolk Southern Corp.                       212,180
                    9,342  Union Pacific Corp.                          363,170
                                                               -----------------
                                                                      1,083,952
                                                               -----------------
RESTAURANTS - 0.4%
                    4,617  Darden Restaurants, Inc.                      96,091
                   49,887  McDonald's Corp.                           1,505,964
                    7,070  Starbucks Corp.(1)                           283,463
                    5,502  Tricon Global Restaurants Inc.(1)            168,499
                    4,275  Wendy's International, Inc.                   85,767
                                                               -----------------
                                                                      2,139,784
                                                               -----------------
SECURITIES & ASSET MANAGEMENT - 2.0%
                    4,067  Bear Stearns Companies Inc. (The)            256,221
                    9,191  Franklin Resources, Inc.                     408,356
                    4,584  Lehman Brothers Holdings Inc.                677,286
                   30,344  Merrill Lynch & Co., Inc.                  2,002,704
                   42,494  Morgan Stanley Dean Witter & Co.           3,885,545
                    5,585  Paine Webber Group, Inc.                     380,478
                    4,594  Price (T. Rowe) Associates, Inc.             215,774
                   52,149  Schwab (Charles) Corp.                     1,851,290
                    8,492  Stilwell Financial Inc.(1)                   369,402
                                                               -----------------
                                                                     10,047,056
                                                               -----------------
SEMICONDUCTOR - 5.3%
                   11,762  Advanced Micro Devices, Inc.(1)              277,877
                   17,102  Agilent Technologies, Inc.(1)                836,929
                   15,070  Altera Corp.(1)                              720,063
                   13,420  Analog Devices, Inc.(1)                    1,107,989
                   30,636  Applied Materials, Inc.(1)                 1,815,183
                    8,380  Broadcom Corp.(1)                          2,043,149
                    8,610  Conexant Systems, Inc.(1)                    360,275
                  253,602  Intel Corp.                               10,532,407
                    7,025  KLA-Tencor Corp.(1)                          289,562
                   11,740  Linear Technology Corp.                      760,532
                   11,718  LSI Logic Corp.(1)                           342,752
                   10,680  Maxim Integrated Products, Inc.(1)           858,739
                   21,326  Micron Technology, Inc.(1)                   980,996
                    6,728  National Semiconductor Corp.(1)              270,802
                    4,950  Novellus Systems, Inc.(1)                    230,639

Shares                                                                  Value
--------------------------------------------------------------------------------
                    1,866  PerkinElmer, Inc.                    $       194,764
                    6,551  Teradyne, Inc.(1)                            229,285
                   65,288  Texas Instruments Inc.                     3,080,777
                   12,414  Xilinx, Inc.(1)                            1,063,725
                                                               -----------------
                                                                     25,996,445
                                                               -----------------
SPECIALTY STORES - 1.7%
                    4,816  Autozone Inc.(1)                             109,263
                   10,680  Bed Bath & Beyond Inc.(1)                    259,991
                    7,808  Best Buy Co., Inc.(1)                        496,784
                    7,758  Circuit City Stores-Circuit
                              City Group                                178,434
                    4,200  Cons Stores Corp.(1)                          56,700
                   14,754  CVS Corp.                                    683,294
                   12,425  Dollar General Corp.                         208,119
                   87,473  Home Depot, Inc.                           4,641,535
                    1,427  Longs Drug Stores Corp.                       27,291
                   14,467  Lowe's Companies, Inc.                       649,207
                   11,542  Office Depot, Inc.(1)                         90,172
                    7,017  RadioShack Corp.                             453,474
                   17,155  Staples, Inc.(1)                             243,923
                    5,500  Tiffany & Co.                                212,094
                    8,158  Toys 'R' Us, Inc.(1)                         132,568
                                                               -----------------
                                                                      8,442,849
                                                               -----------------
TELEPHONE - 4.0%
                   70,785  BellSouth Corp.                            2,849,096
                    5,307  CenturyTel Inc.                              144,616
                   33,261  Global Crossing Ltd.(1)                    1,032,130
                  128,029  SBC Communications Inc.                    6,401,450
                   33,414  Sprint Corp.                                 979,448
                  102,659  Verizon Communications                     4,972,545
                  108,516  WorldCom, Inc.(1)                          3,296,174
                                                               -----------------
                                                                     19,675,459
                                                               -----------------
THRIFTS - 0.2%
                    5,969  Golden West Financial Corp. (Del.)           320,088
                   20,354  Washington Mutual, Inc.                      810,343
                                                               -----------------
                                                                      1,130,431
                                                               -----------------
TOBACCO - 0.5%
                   85,060  Philip Morris Companies Inc.               2,503,954
                    6,170  UST Inc.                                     141,139
                                                               -----------------
                                                                      2,645,093
                                                               -----------------
TRUCKING, SHIPPING & AIR FREIGHT - 0.1%
                   10,757  FedEx Corporation(1)                         476,965
                                                               -----------------
WIRELESS TELECOMMUNICATIONS - 0.6%
                   11,917  ALLTEL Corp.                                 621,918
                   28,754  Nextel Communications, Inc.(1)             1,345,149
                   35,056  Sprint PCS(1)                              1,229,151
                                                               -----------------
                                                                      3,196,218
                                                               -----------------
TOTAL COMMON STOCKS                                                 476,968,067
                                                               -----------------
   (Cost $424,147,730)


See Notes to Financial Statements                 www.americancentury.com    13


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                   Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS* - 3.1%
               $1,200,000  U.S. Treasury Bills, 5.96%,
                              12/21/00(3)                        $    1,184,000
                Repurchase Agreements, Morgan Stanley Group,
                Inc., (U.S. Treasury obligations), in a joint
                trading account at 6.45%, dated 9/29/00,
                due 10/2/00 (Delivery value $14,307,686)             14,300,000
                                                               -----------------
TOTAL TEMPORARY CASH INVESTMENTS                                     15,484,000
                                                               -----------------
  (Cost $15,483,908)

TOTAL INVESTMENT SECURITIES - 100.0%                               $492,452,067
                                                               =================
  (Cost $439,631,638)

FUTURES CONTRACTS
                 Expiration        Underlying Face        Unrealized
Purchased           Date           Amount at Value           Loss
------------------------------------------------------------------------------
41 S&P 500        December
Futures             2000             $14,903,500          $(673,700)
                                ==============================================


*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 0.1% of total investments.

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  The rate indicated is the yield to maturity at purchase.

(4) Security has been segregated with the broker as initial margin on futures contracts.


14          1-800-345-2021                    See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS
-------------------------------------------------------------------------------
Investment securities, at value (identified cost of $439,631,638)
   (Note 3) ..................................................... $492,452,067
Receivable for investments sold .................................        5,507
Receivable for capital shares sold ..............................        2,313
Dividends and interest receivable ...............................      392,908
                                                                 --------------
                                                                   492,852,795
                                                                 --------------
LIABILITIES
-------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash ..................    1,528,045
Payable for variation margin on futures contracts ...............      226,020
Accrued management fees (Note 2) ................................      131,630
Payable for directors' fees and expenses ........................          547
Accrued expenses and other liabilities ..........................          156
                                                                 --------------
                                                                     1,886,398
                                                                 --------------
Net Assets ...................................................... $490,966,397
                                                                 ==============
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital (par value and paid-in surplus) .........................  $444,410,31
Undistributed net investment income .............................       48,823
Accumulated net realized loss on investment transactions ........   (5,639,468)
Net unrealized appreciation on investments (Note 3) .............   52,146,729
                                                                 --------------
                                                                  $490,966,397
                                                                ===============
Investor Class, $0.01 Par Value
Net assets ......................................................  $71,040,724
Shares outstanding ..............................................   12,396,827
Net asset value per share .......................................        $5.73

Institutional Class, $0.01 Par Value
Net assets ......................................................  $419,925,67
Shares outstanding ..............................................   73,212,508
Net asset value per share .......................................        $5.74


See Notes to Financial Statements                 www.americancentury.com     15


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld $21,550) ...............  $ 2,688,677
Interest ........................................................      558,363
                                                                 ---------------
                                                                     3,247,040
                                                                 ---------------
Expenses (Note 2):
Management fees .................................................      787,757
Directors' fees and expenses ....................................        1,149
                                                                 ---------------
                                                                       788,906
                                                                 ---------------
Net investment income ...........................................    2,458,134
                                                                 ---------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
--------------------------------------------------------------------------------
Net realized loss on investments ................................   (1,779,521)
Change in net unrealized appreciation on investments ............   (18,841,12)
                                                                ----------------
Net realized and unrealized loss on investments .................   (20,620,64)
                                                                ----------------
Net Decrease in Net Assets Resulting from Operations
                                                                  $(18,162,512)
                                                                ================


16          1-800-345-2021                     See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MARCH 31, 2000

Increase in Net Assets

                                                                    SEPT. 30, 2000         MARCH 31, 2000
OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income ............................................  $    2,458,134        $    4,565,911
Net realized loss on investments .................................      (1,779,521)           (1,209,726)
Change in net unrealized appreciation on investments .............     (18,841,125)           61,820,765
                                                                  ------------------      ---------------
Net increase (decrease) in net assets resulting from operations ..     (18,162,512)           65,176,950
                                                                  ------------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
From net investment income:
  Investor Class .................................................        (294,085)             (481,669)
  Institutional Class ............................................      (2,159,858)           (4,363,580)

In excess of net realized gains
  Investor Class .................................................          --                   (408,312)
  Institutional Class ............................................          --                 (2,893,013)
                                                                  ------------------      ---------------
Decrease in net assets from distributions ........................      (2,453,943)           (8,146,574)
                                                                  ------------------      ---------------

CAPITAL SHARE TRANSACTIONS (Note 4)
---------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions .......      44,117,799           128,845,313
                                                                  ------------------      ---------------
Net increase in net assets .......................................      23,501,344           185,875,689

NET ASSETS
---------------------------------------------------------------------------------------------------------
Beginning of period ..............................................     467,465,053           281,589,364
                                                                  ------------------      ---------------
End of period ....................................................    $490,966,397          $467,465,053
                                                                  ==================      ===============
Undistributed net investment income ..............................         $48,823               $44,628
                                                                  ==================      ===============


See Notes to Financial Statements                www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. American Century Equity Index Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The investment objective of the fund is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment results of the Standard & Poor's 500 Composite Stock Price Index. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Institutional Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the five month period ended March 31, 2000, Equity Index incurred net capital losses of $856,910. The fund has elected to treat such losses as having been incurred in the following fiscal year.

18      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 0.49% and 0.29% for the Investor and Institutional Class, respectively.

    ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors (BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2000, were $56,956,968 and $14,330,366, respectively.

    On September 30, 2000, accumulated net unrealized appreciation on investments was $50,452,771, based on the aggregate cost of investments for federal income tax purposes of $441,999,296, which consisted of unrealized appreciation of $101,457,094 and unrealized depreciation of $51,004,323.


                                                  www.americancentury.com    19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                    SHARES                AMOUNT
INVESTOR CLASS
----------------------------------------------------------------------------------
Shares Authorized ................................   25,000,000
                                                    =============
Six months ended September 30, 2000
Sold .............................................    3,414,060       $20,032,901
Issued in reinvestment of distributions ..........       48,618           280,361
Redeemed .........................................   (2,577,562)     (15,004,055)
                                                   --------------   -------------
Net increase .....................................      885,116      $  5,309,207
                                                   ==============   ==============
Year ended March 31, 2000
Sold .............................................   14,625,346       $80,452,103
Issued in reinvestment of distributions ..........      152,909           853,014
Redeemed .........................................   (6,540,236)     (36,337,553)
                                                   --------------   -------------
Net increase .....................................    8,238,019       $44,967,564
                                                   ==============   ==============

INSTITUTIONAL CLASS
----------------------------------------------------------------------------------
Shares Authorized ................................  150,000,000
                                                    =============
Six months ended September 30, 2000
Sold .............................................   17,098,224       $99,756,235
Issued in reinvestment of distributions ..........      371,826         2,147,870
Redeemed .........................................  (10,810,501)      (63,095,513)
                                                   --------------   -------------
Net increase .....................................    6,659,549       $38,808,592
                                                   ==============   ==============
Year ended March 31, 2000
Sold .............................................   45,743,723      $250,635,461
Issued in reinvestment of distributions ..........    1,302,279         7,229,861
Redeemed .........................................  (31,407,870)     (173,987,573)
                                                   --------------   -------------
Net increase .....................................   15,638,132     $  83,877,749
                                                   ==============   ==============

--------------------------------------------------------------------------------
5. BANK LOANS

The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the period ended September 30, 2000.


20      1-800-345-2021


Equity Index--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                            Investor Class
                                                                 2000(1)        2000         1999(2)
PER-SHARE DATA
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..........................  $5.99         $5.20         $5.00
                                                                --------     --------      ---------
Income From Investment Operations
  Net Investment Income(3) ....................................   0.02          0.05          0.01
  Net Realized and Unrealized Gain (Loss) on Investments ......  (0.26)         0.83          0.19
                                                                --------     --------      ---------
  Total From Investment Operations ............................  (0.24)         0.88          0.20
                                                                --------     --------      ---------
Distributions
  From Net Investment Income ..................................  (0.02)        (0.05)          --
  In Excess of Net Realized Gains .............................     --         (0.04)          --
                                                                --------     --------      ---------
  Total Distributions .........................................  (0.02)        (0.09)          --
                                                                --------     --------      ---------
Net Asset Value, End of Period ................................  $5.73         $5.99         $5.20
                                                                ========     ========      =========
  Total Return(4) .............................................  (3.94)%       17.17%        4.00%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets .............  0.49%(5)       0.49%        0.49%(5)
Ratio of Net Investment Income to Average Net Assets ..........  0.82%(5)       0.94%        1.13%(5)
Portfolio Turnover Rate .......................................       3%          13%              0%
Net Assets, End of Period (in thousands) ......................  $71,041      $68,905         $17,010

(1) Six months ended September 30, 2000 (unaudited).

(2) February 26, 1999 (inception) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements                 www.americancentury.com    21


Equity Index--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                        Institutional Class
                                                                2000(1)        2000         1999(2)
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .......................... $5.99          $5.20         $5.00
                                                               -------       --------       ----------
Income From Investment Operations
  Net Investment Income(3) ....................................  0.03           0.06          0.01
  Net Realized and Unrealized Gain (Loss) on Investments ...... (0.25)          0.84          0.19
                                                               -------       --------       ----------
  Total From Investment Operations ............................ (0.22)          0.90          0.20
                                                               -------       --------       ----------

Distributions
  From Net Investment Income .................................. (0.03)         (0.07)          --
  In Excess of Net Realized Gains .............................    --         (0.04)           --
                                                               -------       --------       ----------
  Total Distributions ......................................... (0.03)         (0.11)          --
                                                               -------       --------       ----------
Net Asset Value, End of Period ................................ $5.74          $5.99         $5.20
                                                               =======       ========       ==========
  Total Return(4) ............................................. (3.68)%        17.43%        4.00%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets ............. 0.29%(5)        0.29%      0.29%(5)
Ratio of Net Investment Income to Average Net Assets .......... 1.02%(5)        1.14%      1.33%(5)
Portfolio Turnover Rate .......................................      3%           13%           0%
Net Assets, End of Period (in thousands) ......................$419,926      $398,560     $264,580

(1) Six months ended September 30, 2000 (unaudited).

(2) February 26, 1999 (inception) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


22        1-800-345-2021                      See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com    23


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty.

    The Equity Index Fund seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index comprises 500 selected common stocks, most of which are listed on the New York Stock Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization-weighted basis. The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will make up a large proportion of the S&P 500 Index.

    The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest-weighted stocks. The fund attempts to be fully invested at all times in the stocks that make up the S&P 500 Index, and, in any event, at least 80% of the fund's total assets will be so invested.


FUND MANAGEMENT

    Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global Investors (BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group.

    In 1971, BGI introduced the concept of indexing. With assets under management of more than $600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC, BGI is headquartered in San Francisco, CA, and has offices worldwide.

COMPARATIVE INDICES

    The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

    The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

    The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.



"Standard & Poor's,(reg.tm)" "S&P 500,(reg.tm)" "S&P,(reg.tm)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by American Century Investment Management, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


24    1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 21-22.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9.9 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

                                                  www.americancentury.com    25

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of September 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


26    1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com    27


Notes
--------------------------------------------------------------------------------


28    1-800-345-2021





[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.



[back cover]

Who We Are

[graphic of runners]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                American Century Investment Services, Inc.
SH-SAN-22483                       (c)2000 American Century Services Corporation